As filed with the Securities and Exchange Commission on March 15, 2000
                                                     Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                         PAINEWEBBER MASTER SERIES, INC.
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                           1285 Avenue of the Americas
                                   18th Floor
                            New York, New York 10019
                     (Name and address of agent for service)

                                   COPIES TO:

                            BENJAMIN J. HASKIN, ESQ.
                              MARK C. AMOROSI, ESQ.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                             Washington, D.C. 20036
                            Telephone: (202) 778-9000


      Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

      It is proposed that this filing will become effective on April 14, 2000, pursuant to Rule 488.

      Title of securities being registered: Class A Shares of PaineWebber Balanced Fund, Class B Shares of PaineWebber Balanced Fund, Class C Shares of PaineWebber Balanced Fund, and Class Y Shares of PaineWebber Balanced Fund, each with a par value of $0.001 per share.

      No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

                       PAINEWEBBER MASTER SERIES, INC.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

     o     Cover Sheet
     o     Contents of Registration Statement
     o     Form N-14 Cross Reference Sheet
     o     Shareholder Letter and Notice of Special Meeting
     o     Part A - Prospectus/Proxy Statement
     o     Form of Proxy
     o     Current Prospectus for PaineWebber Balanced Fund
     o     Annual Report to Shareholders of PaineWebber Balanced Fund
     o     Part B - Statement of Additional Information
     o     Statement of Additional Information for Balanced Fund
     o     Annual Report to Shareholders of PaineWebber Utility Income Fund
     o     Semi-Annual Report to Shareholders of PaineWebber Utility Income Fund
     o     Part C - Other Information
     o     Signature Page
     o     Exhibits

PAINEWEBBER MANAGED INVESTMENTS TRUST


FORM N-14 CROSS REFERENCE SHEET

Part A Item No.                                Prospectus/Proxy
and Caption                                    Statement Caption
-----------                                    -----------------

1.    Beginning of Registration Statement and  Cover Page
      Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover Page    Table of Contents
      of Prospectus

3.    Fee Table, Synopsis Information, and     Synopsis; Comparative Fee Table;
      Risk Factors                             The Proposed Reorganization;
                                               Reasons for the Reorganization;
                                               Comparison of the Funds;
                                               Comparison of Principal Risk
                                               Factors

4.    Information about the Transaction        Terms of the Reorganization;
                                               Description of Securities to be
                                               issued; Reason for the
                                               Reorganization; Additional
                                               Information about the
                                               Reorganization; Federal Income
                                               Tax Considerations;
                                               Capitalization

5.    Information about the Registrant         Synopsis; Comparison of the
                                               Funds; Reasons for the
                                               Reorganization; Comparison of
                                               Principal Risk Factors;
                                               Organization of the Funds;
                                               Capitalization.  See also the
                                               Prospectus for PaineWebber
                                               Balanced Fund, dated December 10,
                                               1999, previously filed on EDGAR,
                                               Accession Number
                                               0000930413-99-001443

6.    Information about the Company Being      Synopsis; Comparison of the
      Acquired                                 Funds; Reasons for the
                                               Reorganization; Comparison of
                                               Principal Risk Factors;
                                               Organization of the Funds;
                                               Capitalization. See also the
                                               prospectus of PaineWebber Utility
                                               Income Fund dated August 1, 1999,
                                               previously filed on EDGAR
                                               Accession Number
                                               0000928385-99-002400

7.    Voting Information                       Introduction

8.    Interest of Certain Persons and Experts  Not Applicable

PAINEWEBBER MANAGED INVESTMENTS TRUST


FORM N-14 CROSS REFERENCE SHEET


9.    Additional Information Required for      Not Applicable
      Re-offering by Persons Deemed to be
      Underwriters

Part B Item No.                                Statement of Additional
and Caption                                    Information Caption
-----------                                    -------------------

10.   Cover Page                               Cover Page

11.   Table of Contents                        Not Applicable

12.   Additional Information about the         Statement of Additional
      Registrant                               Information of PaineWebber
                                               Balanced Fund, dated December 10,
                                               1999 and previously filed on
                                               EDGAR, Accession Number
                                               0000930413-99-001443

13.   Additional Information about the         Statement of Additional
      Company Being Acquired                   Information of PaineWebber
                                               Utility Income Fund, dated August
                                               1, 1999 and previously filed on
                                               EDGAR, Accession Number
                                               0000928385-99-002400

14.   Financial Statements                     Annual Report to Shareholders of
                                               PaineWebber Balanced Fund for the
                                               fiscal year ended August 31,
                                               1999, previously filed on EDGAR,
                                               Accession Number
                                               0000930413-99-001247; Annual
                                               Report to Shareholders of
                                               PaineWebber Utility Income Fund
                                               for the period ended March 31,
                                               1999, previously filed on EDGAR,
                                               Accession Number
                                               0000950130-99-003490; Semi-Annual
                                               Report to Shareholders of
                                               PaineWebber Utility Income Fund
                                               for the six months ended
                                               September 30, 1999, previously
                                               filed on EDGAR, Accession Number
                                               0000889812-99-003577


Part C
------

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         PAINEWEBBER UTILITY INCOME FUND
                    (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                               51 West 52nd Street
                            New York, New York 10019

                                                                April ___, 2000

Dear Shareholder:

      Enclosed is a combined proxy statement and prospectus that seeks your approval of an important proposal for your PaineWebber Utility Income Fund. YOUR VOTE ON THIS PROPOSAL WILL HELP DECIDE THE FUND'S FUTURE.

      The Board of Trustees of PaineWebber Utility Income Fund ("Utility Income Fund") proposes to reorganize the Fund into PaineWebber Balanced Fund ("Balanced Fund"). Under the proposed reorganization, each shareholder of each class of shares of Utility Income Fund automatically would become a holder of the corresponding class of shares of Balanced Fund, and Utility Income Fund would be liquidated.

      Utility Income Fund and Balanced Fund have similar investment objectives and investment policies in that both are conservative funds relative to other funds that invest in equity securities. Utility Income Fund's investment objective is to achieve current income and capital appreciation. Balanced Fund's investment objective is to achieve high total return with low volatility. Utility Income Fund pursues its objective by investing primarily in income-producing stocks and bonds issued by U.S. and foreign utility companies (I.E., companies that own or operate facilities for telecommunications or for generating, transmitting or distributing electricity, gas or water). The Fund also may invest, to a lesser extent, in stocks and bonds issued by companies outside the utility industries and in high quality money market instruments. Balanced Fund pursues its objective by allocating investments among stocks, bonds and money market instruments. The Fund normally has investments in each asset class but it always keeps at least 25% of its total assets in a combination of bonds and cash.

      Due to the similar investment objectives and investment policies of Utility Income Fund and Balanced Fund, along with the more flexible investment parameters of Balanced Fund, the proposed merger is believed to be in the overall best interests of all Utility Income Fund shareholders. AFTER CAREFUL CONSIDERATION, THE BOARD HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS
THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE REORGANIZATION PROPOSAL.

      The enclosed document describes the proposed reorganization and compares the investment policies, operating expenses and performance histories of Utility Income Fund and Balanced Fund in more detail. Please read it carefully. We have included a section of questions and answers that we think will be of interest to most investors. After reviewing the enclosed document, please complete, date and sign your proxy card and return it in the enclosed postage-paid return envelope.

      YOUR VOTE IS VERY IMPORTANT. Please take a moment to review the enclosed materials and to date, sign and return your proxy card TODAY. Voting your shares early will permit Utility Income Fund to avoid costly follow-up mail and telephone solicitation.

      THE BOARD URGES THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.



                                                Sincerely,

                                                Margo N. Alexander
                                                President

                     PAINEWEBBER UTILITY INCOME FUND MERGER
                              QUESTIONS AND ANSWERS

On Thursday, February 10, 2000, the Board of Trustees of PaineWebber Utility Income Fund unanimously approved the merger of PaineWebber Utility Income Fund into PaineWebber Balanced Fund. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

A fund is said to merge when it combines with another fund, transferring substantially all of its net assets into that other fund, and subsequently the old fund ceases to operate.

WHY IS THIS MERGER BEING PROPOSED?

Utility Income Fund was launched in July 1993. Unfortunately, Fund assets have not grown significantly since that time, and there is no reason to believe that they will increase significantly in the future. As of February 2000, the Fund's assets were approximately $30 million. If shareholders of Utility Income Fund approve the merger of Utility Income Fund into Balanced Fund, you should benefit from economies of scale - which could mean lower operating expenses - and from the opportunity for broader investment diversification.

WHEN WILL THE PROPOSED MERGER OCCUR?

The Funds will merge on or about June 23, 2000 pending Utility Income Fund shareholder approval at a special meeting to be held on June 12, 2000.

HOW WILL THE MERGER EFFECT FUND EXPENSES?

The combined Fund is expected to have lower overall expenses than Utility Income Fund currently has, due to its larger asset base. Based on preliminary calculations for the current fiscal year, Mitchell Hutchins has estimated that, on a pro forma basis, each class of shares of the combined fund would have lower total annual operating expenses as a result of the merger.

The table below shows comparative expenses for Class A shares of Utility Income Fund (for the six months ended September 30, 1999), Balanced Fund (for the fiscal year ended August 31, 1999), and the pro forma expense ratios for Class A shares of Balanced Fund, as of August 31, 1999, after the Reorganization. A pro forma comparison of the expense ratios of each of the other classes of the Funds shows similar reductions in total expenses. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page 7 of the proxy statement/prospectus.)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES     UTILITY INCOME  BALANCED FUND    PRO FORMA
                                   FUND (CLASS A)    (CLASS A)    COMBINED FUND
                                     (SIX MONTHS    (FISCAL YEAR  (CLASS A) (AS
                                        ENDED       ENDED AUGUST  OF AUGUST 31,
                                    SEPTEMBER 30,    31, 1999)        1999)
                                        1999
--------------------------------------------------------------------------------
Management Fees                         0.70%          0.75%          0.75%
--------------------------------------------------------------------------------
Distribution and/or Service             0.25%          0.25%          0.25%
(12b-1) Fees
--------------------------------------------------------------------------------
Other Expenses                          0.61%          0.22%          0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING             1.56%          1.22%          1.21%
EXPENSES
--------------------------------------------------------------------------------

Each Fund will pay its own expenses of the Reorganization. These expenses are estimated to be $165,000 for Utility Income Fund and $30,000 for Balanced Fund.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

If the merger is approved, you will receive shares of Balanced Fund in exchange for shares of Utility Income Fund. You will receive full and fractional shares of the corresponding class of Balanced Fund having an aggregate value equal to the net asset value of your Utility Income Fund shares at the time of the merger. Net asset values will be calculated as of the closing date which is expected to be June 23, 2000.

IF I CURRENTLY ELECT TO RECEIVE MY UTILITY INCOME FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY BALANCED FUND SHARES AFTER THE MERGER?

If you do not currently own shares of Balanced Fund, your dividend distribution election for Utility Income Fund will remain the same after the merger.

If you currently own shares of BOTH Balanced Fund and Utility Income Fund, your dividend distribution after the merger will be the choice you currently have selected for your Balanced Fund shares.

WILL THE MERGER SUBJECT ME TO ANY TAXES?

The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund. This means that you will not realize any gain or loss on your receipt of Balanced Fund shares, and that a Utility Income Fund shareholder's basis for its Balanced Fund shares received in the merger will be the same as its basis for its Utility Income Fund shares.

Immediately prior to the merger, Utility Income Fund will have to distribute all of its undistributed income or capital gain, if any, to its shareholders, and that distribution will be taxable to Utility Income Fund shareholders.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF EACH FUND?

Utility Income Fund and Balanced Fund have similar investment objectives and policies in that both are conservative funds relative to other funds that invest in equity securities. More detailed descriptions follow in the table below. (See "Comparison of the Funds" on p.8 of the proxy statement/prospectus for more information on the investment policies and risks of each Fund.)

-----------------------------------------------------------------------------------------------------------
                                        UTILITY INCOME FUND                        BALANCED FUND
-----------------------------------------------------------------------------------------------------------
Investment Objective           achieve current income and              achieve high total return with
                               capital appreciation                    low volatility
-----------------------------------------------------------------------------------------------------------
Investment Strategies          pursues objective by investing          pursues its objective by
                               at least 65% of its total assets in     allocating investments among stocks,
                               income-producing stocks and bonds       bonds, and money market instruments
                               issued by U.S. and foreign utility
                               companies                               normally has investments in
                                                                       each asset class but it always
                               may invest up to 35% of its             keeps at least 25% of its total
                               total assets in stocks and bonds        assets in a combination of bonds
                               issued by companies outside the         and cash
                               utility industries and in high
                               quality money market instruments
-----------------------------------------------------------------------------------------------------------

HOW HAVE BALANCED FUND AND UTILITY INCOME FUND PERFORMED?

The following tables show the average annual total returns over several time periods for each class of shares of each Fund. The tables do reflect sales charges on shares of the Funds. The tables also compare each Fund's returns to returns of a broad-based market index. In addition, the table for Utility Income Fund compares the Fund's returns to a more narrowly based index that reflects the utility industries market sector. The comparative indices are unmanaged and, therefore, do not include any sales charges or expenses.

--------------------------------------------------------------------------------
BALANCED FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)
CLASS                   CLASS A    CLASS B*     CLASS C    CLASS Y     S&P 500
(INCEPTION DATE)       (7/1/91)   (12/12/86)   (7/2/92)   (3/26/98)     INDEX
One Year                (2.22%)     (2.95%)      0.84%      2.78%      21.04%
Five Years              15.41%      15.37%      15.61%       N/A       28.56%
Ten Years                 N/A       10.92%        N/A        N/A       18.21%
Life of Class           11.38%       9.91%      11.28%      6.08%        **
--------------------------------------------------------------------------------
* Assumes conversion of Class B shares to Class A shares after six years.
** The average annual total return for the S&P 500 Index (1) for the life of Class A shares was 20.30%, (2) for the period since December 31, 1986 (the approximate period since the inception of Class B shares) was 18.01%, (3) for the period since June 30, 1992 (the approximate period since the inception of Class C shares) was 21.25%, and (4) for the period since March 31, 1998 (the approximate period since the inception of Class Y shares) was 19.50%.

--------------------------------------------------------------------------------
UTILITY INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)
CLASS            CLASS A   CLASS B*   CLASS C   CLASS Y     S&P 500  S&P UTILITY
(INCEPTION DATE) (7/2/93)  (7/2/93)   (7/2/93)  (9/10/98)    INDEX      INDEX
One Year          (1.20%)   (2.41%)     1.71%     3.76%      21.04%    (8.88)%
Five Years        14.28%     14.21%    14.46%      N/A       28.56%     13.66%
Life of Class      8.96%     8.96%      8.91%     13.76%       **        ***
--------------------------------------------------------------------------------
* Assumes conversion of Class B shares to Class A shares after six years.
** The average annual total return for the S&P 500 Index (1) for the period since June 30, 1993 (the approximate period since the inception of Class A, Class B, and Class C shares) was 22.47%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was 35.97%. *** The average annual total return for the S&P Utility Index (1) for the period since June 30, 1993 (the approximate period since the inception of Class A, Class B, and Class C shares) was 9.11%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was (5.32%).

CAN  I  REDEEM  OR   EXCHANGE  MY  UTILITY   INCOME   FUND  SHARES   BEFORE  THE
REORGANIZATION?

If you do not wish to receive shares of Balanced Fund, you are free to redeem or exchange your Utility Income Fund shares any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you redeem your Utility Income Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to capital gains taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION?

Your Board of Trustees recommends a vote "FOR" the merger.

                         PAINEWEBBER UTILITY INCOME FUND
               (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                               51 West 52nd Street
                          New York, New York 10019-6114


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 12, 2000


      To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Utility Income Fund ("Utility Income Fund"), a portfolio of PaineWebber Managed Investments Trust ("Trust"), will be held on June 12, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019, at 2:00 p.m., Eastern time, for the following purpose:

            To approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Utility Income Fund into PaineWebber Balanced Fund ("Balanced Fund"), a portfolio of PaineWebber Master Series, Inc. ("Master Series"). Pursuant to the Plan, Utility Income Fund will transfer all its assets to Balanced Fund, which will assume all the liabilities of Utility Income Fund, and Master Series will issue to each Utility Income Fund shareholder the number of full and fractional shares of the applicable class of Balanced Fund having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Utility Income Fund.

      Shareholders of record as of the close of business on March 31, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

      Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,


                                          Dianne E. O'Donnell
                                          Secretary

April [__], 2000
51 West 52nd Street
New York, New York 10019-6114

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.


      Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

      For more information or questions regarding casting your vote for the Meeting, please call 1-800- .

      If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares.
-------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                     REGISTRATION                           VALID SIGNATURE

   Corporate Accounts
   (1)  ABC Corp..........................              ABC Corp.
                                                        John Doe, Treasurer

   (2)  ABC Corp..........................              John Doe, Treasurer

   (3)  ABC Corp. c/o John Doe, Treasurer.              John Doe

   (4)  ABC Corp. Profit Sharing Plan.....              John Doe, Trustee


   Partnership Accounts
   (1)  The XYZ Partnership...............              Jane B. Smith, Partner

   (2)  Smith and Jones, Limited Partnership            Jane B. Smith, General
                                                        Partner


   Trust Accounts
   (1)  ABC Trust Account.................              Jane B. Doe, Trustee

   (2)  Jane B. Doe, Trustee u/t/d 12/28/78             Jane B. Doe


   Custodial or Estate Accounts
   (1)  John B. Smith, Cust. f/b/o
        John B. Smith, Jr.,
        UGMA/UTMA.........................              John B. Smith

   (2)  Estate of John B. Smith...........              John B. Smith, Jr.,
                                                        Executor

                         PAINEWEBBER UTILITY INCOME FUND
             (A PORTFOLIO OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                            PAINEWEBBER BALANCED FUND
                (A PORTFOLIO OF PAINEWEBBER MASTER SERIES, INC.)
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                              Dated: April __, 2000

      This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Utility Income Fund ("Utility Income Fund"), a portfolio of PaineWebber Managed Investments Trust, a Massachusetts business trust ("Trust"), to be held on June 12, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019, at 2:00 p.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Utility Income Fund are being asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization ("Reorganization") of Utility Income Fund into PaineWebber Balanced Fund ("Balanced Fund"), a series of PaineWebber Master Series, Inc., a Maryland corporation ("Master Series"). A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. The Board of Trustees of the Trust has unanimously approved the Plan as being in the best interests of Utility Income Fund and its shareholders. (Utility Income Fund and Balanced Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

      Pursuant to the Plan, Utility Income Fund will transfer all its assets to Balanced Fund, which will assume all the liabilities of Utility Income Fund, and Master Series will issue to each Utility Income Fund shareholder the number of full and fractional shares of common stock of the applicable class of Balanced Fund having an aggregate net asset value ("NAV") that, on the effective date of the Reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Utility Income Fund. The value of each Utility Income Fund shareholder's account with Balanced Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Utility Income Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. As a result of the Reorganization, shareholders of each class of shares of Utility Income Fund will become shareholders of the corresponding class of shares of Balanced Fund. No sales charges will be assessed in connection with the Reorganization.

      Balanced Fund is a diversified series of Master Series, which is an open-end management investment company comprised of two outstanding series. Balanced Fund's investment objective is to achieve high total return with low volatility. The Fund seeks to achieve its investment objective by allocating investments among stocks, bonds, and money market instruments. The Fund normally has investments in each asset class, but it always keeps at least 25% of its total assets in a combination of bonds and cash.

      This  Proxy   Statement/Prospectus  sets  forth  the  information  that  a shareholder of Utility Income Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

      A Statement of Additional Information ("SAI") dated ______ ____, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. A Prospectus and SAI for Balanced Fund, each dated December 10, 1999, as supplemented, and Balanced Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, have been filed with the SEC and are hereby incorporated herein by reference. A copy of the current Prospectus of Balanced Fund and its Annual Report accompany this Proxy Statement/Prospectus. Because Balanced Fund's Prospectus is a joint prospectus for two funds, it includes information on one other fund, PaineWebber Tactical Allocation Fund, which is not relevant to this Proxy Statement/Prospectus. Please disregard all references to PaineWebber Tactical Allocation Fund. Information about Utility Income Fund is included in its current Prospectus and SAI, each dated August 1, 1999, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Utility Income Fund's Semi-Annual Report to Shareholders for the six months ended September 30, 1999, and its Annual Report to Shareholders for the fiscal year ended March 31, 1999, are available without charge by writing either Utility Income Fund or Balanced Fund at the address shown above, or by calling (800) 647-1568. The SEC maintains a Web site at http://www.sec.gov that contains the documents described above and other information about the Trust and Master Series. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

      AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

SECTION TITLE                                                             PAGE

SYNOPSIS.....................................................................6
   The Proposed Reorganization...............................................6
   Comparative Fee Table.....................................................7
   Comparison of the Funds...................................................8
      Investment Objectives..................................................8
      Investment Policies....................................................8
      Operations of Balanced Fund Following the Reorganization..............10
      Performance...........................................................11
      Sales Charges and Distribution and Service Fees.......................12
      Distribution, Purchase, Exchange and Redemption.......................13
      Fund Board Members and Officers.......................................14
      Investment Advisers and Portfolio Management..........................14
      Accountants...........................................................16
COMPARISON OF PRINCIPAL RISK FACTORS........................................16
   Risks Common to Both Funds...............................................16
      Investing in Securities Generally.....................................16
      Equity Risk...........................................................16
      Interest Rate Risk and Credit Risk....................................16
      Derivatives Risk......................................................17
   Primary Differences in Investment Risks of the Funds.....................17
      Utility Industries Concentration Risk.................................17
      Asset Allocation Risk.................................................18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION.............................18
   Reasons for the Reorganization...........................................18
   Terms of the Reorganization..............................................19
   Description of Securities to be Issued...................................21
   Dividends and other Distributions........................................21
   Temporary Waiver of Investment Restrictions..............................21
   Federal Income Tax Considerations........................................22
ORGANIZATION OF THE FUNDS...................................................23
FINANCIAL HIGHLIGHTS........................................................23
CAPITALIZATION..............................................................23
LEGAL MATTERS...............................................................24
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...............25
EXPERTS.....................................................................25
APPENDIX A: Form of Agreement and Plan of Reorganization and Termination...A-1
APPENDIX B: Security Ownership of Certain Beneficial Owners................B-1

                                  INTRODUCTION

      This Proxy Statement/Prospectus is being furnished to shareholders of Utility Income Fund, a portfolio of the Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted "FOR" approval of the Plan. The presence in person or by proxy of Utility Income Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Plan in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the Plan against such adjournment.

      Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the Plan.

      Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting. Abstentions and broker non-votes are effectively votes against the Plan because the required affirmative vote is a specified majority of the total shares outstanding.

      Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

      Shareholders of record as of the close of business on March 31, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, there were [_____] Class A, [_____] Class B shares, [_____] Class C shares, and [_____] Class Y shares of Utility Income Fund outstanding. Each share is entitled to one vote for each full share held and a fractional vote for each fractional share held.

      Except as set forth in Appendix B, as of the Record Date, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser, administrator and distributor of both Funds, does not know of any other person who owns beneficially 5% or more of any class of shares of either Fund.

      The Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Trust expects to solicit proxies principally by mail, but it or SCC may also solicit proxies by telephone. The Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. Each Fund will bear its expenses incurred in connection with the Reorganization, which are estimated to be $165,000 for Utility Income Fund and $30,000 for Balanced Fund. SCC will be paid approximately $25,000 for proxy solicitation services. The Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

      The Trust intends to mail this Proxy Statement/Prospectus and the accompanying proxy card on or about April __, 2000.

                                    SYNOPSIS

      The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus and SAI of each Fund and the Plan. As discussed more fully below, the Trust's Board believes that the proposed Reorganization will benefit Utility Income Fund's shareholders. The Funds have similar investment objectives and policies. Furthermore, it is anticipated that, following the Reorganization, the total annual operating expenses for the combined Fund will be lower as a percentage of net assets than those of Utility Income Fund.

THE PROPOSED REORGANIZATION

      Each Board, including its Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Trust or Master Series ("Independent Board Members" of the Trust or Master Series, as appropriate), considered and approved the Plan at a meeting held on February 10, 2000. The Plan provides for the acquisition by Balanced Fund of all of Utility Income Fund's assets in exchange for Balanced Fund shares and the assumption by Balanced Fund of all of Utility Income Fund's liabilities. Utility Income Fund will then distribute the Balanced Fund shares to its shareholders, by class, so that each Utility Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of Balanced Fund equal in aggregate value to the net asset value of the shareholder's shares of Utility Income Fund at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on June 23, 2000, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Utility Income Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

      The Trust and Master Series each will receive an opinion of Kirkpatrick & Lockhart LLP, the counsel to each Fund, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. To the extent Utility Income Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Utility Income Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

      For the reasons set forth below under "Additional Information About the Reorganization - Reasons for the Reorganization," the Board has determined that the Reorganization is in the best interests of Utility Income Fund and that the interests of existing Utility Income Fund shareholders will not be diluted as a result of the Reorganization. Accordingly, the Trust's Board recommends approval of the transaction.

COMPARATIVE FEE TABLE

      The table below describes the fees and expenses that you would pay if you buy and hold Utility Income Fund shares, Balanced Fund shares before the Reorganization and Balanced Fund shares after the Reorganization. The information set forth below is based on the fees and expenses for the fiscal year ended August 31, 1999, for Balanced Fund and for the six months ended September 30, 1999, for Utility Income Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization.

----------------------------------------------------------------------------------------------------------------------------------
                               UTILITY INCOME FUND                     BALANCED FUND                       BALANCED FUND
                                                                                                             PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------
                        Class    Class    Class    Class    Class    Class    Class    Class     Class    Class   Class    Class
                           A       B        C        Y        A        B        C        Y         A        B       C        Y
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(load) Imposed on
Purchases (AS A          4.5%     None     None     None     4.5%     None     None      None     4.5%     None    None     None
PERCENTAGE OF
OFFERING PRICE)
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (load)
(AS A PERCENTAGE OF     None(1)    5%       1%      None    None(1)    5%       1%       None    None(1)    5%      1%      None
ORIGINAL PURCHASE
PRICE OR REDEMPTION
PROCEEDS, WHICHEVER
IS LESS)
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee             None     None     None     None     None     None     None      None     None     None    None     None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (FEES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees          0.70%    0.70%    0.70%    0.70%    0.75%    0.75%    0.75%    0.75%     0.75%   0.75%    0.75%    0.75%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees     0.25%     1%       1%      None     0.25%     1%       1%       None     0.25%     1%      1%      None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses           0.61%    0.68%    0.64%    0.79%    0.22%    0.23%    0.20%    0.21%     0.21%   0.22%    0.19%    0.20%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)
                         1.56%    2.38%    2.34%    1.49%    1.22%    1.98%    1.95%    0.96%     1.21%   1.97%    1.94%    0.95%
----------------------------------------------------------------------------------------------------------------------------------

(1) For investments of $1,000,000 and over, a contingent deferred sales charge of 1% of the shares' offering price or their net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends and other distributions are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Funds' Systematic Withdrawal Plan are not subject to this charge.
(2) Total Annual Fund Operating Expenses for Utility Income Fund for the fiscal year ended March 31, 1999, were as follows: Class A - 1.59%; Class B - 2.35%; Class C - 2.35%; and Class Y - 1.25%.

      The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

      The example assumes that you invest $10,000 in each Fund and the combined Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 Year        3 Years        5 Years       10 Years
UTILITY INCOME FUND
Class A                                                         $604          $ 929          $1,277        $2,254
Class B (assuming sale of all shares at end of period)           738          1,033           1,455         2,323
Class B (assuming no sale of shares)                             238            733           1,255         2,323
Class C (assuming sale of all shares at end of period)           338            733           1,255         2,686
Class C (assuming no sale of shares)                             238            733           1,255         2,686
Class Y                                                          127            397            686          1,511
BALANCED FUND
Class A                                                          569            820           1,090         1,861
Class B (assuming sale of all shares at end of period)           701            921           1,268         1,930
Class B (assuming no sale of shares)                             201            621           1,068         1,930
Class C (assuming sale of all shares at end of period)           298            612           1,052         2,275
Class C (assuming no sale of shares)                             198            612           1,052         2,275
Class Y                                                           98            306            525          1,178
PRO FORMA  BALANCED FUND
Class A                                                          568            817           1,085         1,850
Class B (assuming sale of all shares at end of period)           700            918           1,262         1,919
Class B (assuming no sale of shares)                             200            618           1,062         1,919
Class C (assuming sale of all shares at end of period)           297            609           1,047         2,264
Class C (assuming no sale of shares)                             197            609           1,047         2,264
Class Y                                                           97            303            525          1,166

COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

      The Funds have similar investment objectives in that both are conservative funds relative to other funds that invest in equity securities. Balanced Fund's investment objective is to achieve high total return with low volatility. Utility Income Fund's investment objective is to achieve current income and capital appreciation.

INVESTMENT POLICIES

      The primary difference in the Funds' investment policies is that Utility Income Fund concentrates its investments in income-producing stocks and bonds issued by U.S. and foreign utility companies, while Balanced Fund pursues an asset allocation strategy and does not concentrate its investments in any particular industry.

      Balanced Fund allocates investments among stocks, bonds, and money market instruments. The Fund normally has investments in each asset class, but it always keeps at least 25% of its total assets in a combination of bonds and cash. This is intended to limit changes in the value of fund shares compared to funds that invest solely in stocks. The Fund's bonds are primarily investment grade, but it may invest to a lesser extent in lower quality bonds.

      For Balanced Fund, Mitchell Hutchins uses a fundamental valuation technique to adjust the allocation of its assets among asset classes. Mitchell Hutchins believes investors tend to reach a consensus as to the likely effect of changes in key economic variables (for example, interest rates, profits and inflation) on each asset class. Mitchell Hutchins also believes that prices of securities in each asset class tend to move toward a level that reflects that consensus, but that this takes time. Mitchell Hutchins attempts to adjust the allocation of Balanced Fund's assets among asset classes before prices fully reflect the consensus view.

      In buying and selling individual securities for Balanced Fund, Mitchell Hutchins uses the following process:

      o STOCKS. Mitchell Hutchins uses its own Factor Valuation Model to identify companies that appear to be undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

      o BONDS. Mitchell Hutchins selects bonds based on its analysis of their duration and risk structures (comparing yields on U.S. Treasury bonds to yields on riskier types of bonds).

      Unlike Balanced Fund, Utility Income Fund invests primarily in income-producing stocks and bonds issued by U.S. and foreign utility companies (I.E., companies that own or operate facilities for telecommunications or for generating, transmitting or distributing electricity, gas or water). The Fund also invests, to a lesser extent, in stocks and bonds issued by companies outside the utility industries and in high quality money market instruments.

      For Utility Income Fund, Mitchell Hutchins seeks to find companies that should benefit from a changing operating environment. Long-term changes include a trend toward deregulation in all utility industries, an increasing ability of telephone companies to enter new businesses and consolidation among electric utilities. Mitchell Hutchins allocates Utility Income Fund's investments between stocks and bonds based on its judgment of what will achieve the best balance of income and growth under prevailing economic conditions. Mitchell Hutchins evaluates individual issuers based on the issuer's business and regulatory environment, its ability to maintain low production costs and other measures of fundamental value.

      SECURITIES   OF   FOREIGN   ISSUERS.   Both   Funds  may  invest  in  U.S.
dollar-denominated securities of foreign companies. Utility Income Fund also may invest in non-U.S. dollar-denominated securities of foreign companies.

      BONDS RATED BELOW INVESTMENT GRADE. The bonds held by each Fund are primarily investment grade, although Balanced Fund may invest up to 10% of its total assets in bonds and other securities that are rated below investment grade, while Utility Income Fund may invest only up to 5% of its net assets in bonds and convertible securities that are rated lower than investment grade.

      DERIVATIVES. Both Funds have similar policies with respect to the use of options, futures, and other derivatives. Utility Income Fund may invest in derivatives as part of its investment strategy or to help manage portfolio risks, including foreign currency risks, while Balanced Fund may invest in derivatives to adjust its exposure to different asset classes, to manage the duration of its bond investments and to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes.

      OTHER INVESTMENT POLICIES. Each Fund may invest up to 10% of its net assets in illiquid securities and may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend up to 33-1/3% of its total assets to qualified broker-dealers or institutional investors. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may enter into repurchase agreements. Both Funds also may take a temporary or defensive position that is different from its normal investment strategies in order to protect itself from adverse market conditions.

      PORTFOLIO TURNOVER. Each Fund may engage in frequent trading (high portfolio turnover) to achieve its investment objectives. Frequent trading may increase the portion of a Fund's capital gains that are realized for tax purposes in any given year, which may increase the Fund's taxable dividends in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent net short-term capital gains than they would pay on dividends that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its dividends may have on shareholders. While both Funds have substantially similar policies with respect to portfolio turnover, Balanced Fund's portfolio turnover rate has generally been higher than Utility Income Fund's portfolio turnover rate because its asset allocation model actively moves assets among stocks, bonds, and cash. For example, portfolio turnover rates for Utility Income Fund for the last two fiscal years ended March 31, 1998, and 1999, were 10% and 21%, respectively, while the portfolio turnover rates for Balanced Fund's last two fiscal years ended August 31, 1998, and 1999, were 190% and 234%, respectively.

OPERATIONS OF BALANCED FUND FOLLOWING THE REORGANIZATION

      Although there are some differences in the Funds' investment objectives and investment policies, it is not expected that Balanced Fund will revise its investment objective or any of its policies following the Reorganization to reflect those of Utility Income Fund. Mitchell Hutchins has reviewed Utility Income Fund's current portfolio and determined that Utility Income Fund's holdings generally are compatible with Balanced Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a majority of Utility Income Fund's assets could be transferred to and held by Balanced Fund. However, prior to the effective time of the Reorganization, Utility Income Fund will sell the assets that are deemed by Balanced Fund's portfolio managers to be incompatible with Balanced Fund's current portfolio composition, and the proceeds of those sales will be held in temporary investments or reinvested in assets that qualify to be held by Balanced Fund. It also is expected that some of Utility Income Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. Mitchell Hutchins currently estimates that Utility Income Fund will sell approximately 42% of its total assets in connection with the Reorganization. The need for Utility Income Fund to dispose of assets prior to the effective time of the Reorganization may result in the Fund's selling securities at a disadvantageous time, and could result in Utility Income Fund's realizing gains (or losses) that would not otherwise have been realized.

PERFORMANCE

      The following bar chart provides information about the performance of Balanced Fund Class B shares, and thus gives some indication of the risks of investing in the Fund. The bar chart shows how Balanced Fund's performance has varied from year to year. (Class B shares have the longest performance history of any class of Balanced Fund's shares.) The chart does not take into account the contingent deferred sales charges imposed on sales of Class B shares of Balanced Fund. If it did, the total returns shown for the Fund would be lower.

      Balanced Fund's past performance does not necessarily indicate how it will perform in the future.

BALANCED FUND - TOTAL RETURN ON CLASS B SHARES

The chart below contains the following plot points:

1990      1.95%
1991      18.52%
1992      4.46%
1993      14.66%
1994      -10.51%
1995      22.23%
1996      13.81%
1997      23.63%
1998      18.02%
1999      2.42%

[Total return January 1 to March 31, 2000 -- __%]
Best quarter during years shown:  4th quarter, 1998 - 15.09%

Worst quarter during years shown:  3rd quarter, 1998 - (8.21%)

      The following tables show the average annual total returns over several time periods for each class of shares of each Fund. The tables do reflect sales charges on shares of the Funds. The tables also compare each Fund's returns to returns of a broad-based market index. In addition, the table for Utility Income Fund compares the Fund's returns to a more narrowly based index that reflects the utility industries market sector. The comparative indices are unmanaged and, therefore, do not include any sales charges or expenses.

--------------------------------------------------------------------------------
BALANCED FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)
--------------------------------------------------------------------------------
CLASS                   CLASS A    CLASS B*     CLASS C    CLASS Y     S&P 500
(INCEPTION DATE)       (7/1/91)   (12/12/86)   (7/2/92)   (3/26/98)     INDEX
--------------------------------------------------------------------------------
One Year                (2.22%)     (2.95%)      0.84%      2.78%      21.04%
--------------------------------------------------------------------------------
Five Years              15.41%      15.37%      15.61%       N/A       28.56%
--------------------------------------------------------------------------------
Ten Years                 N/A       10.92%        N/A        N/A       18.21%
--------------------------------------------------------------------------------
Life of Class           11.38%       9.91%      11.28%      6.08%        **
--------------------------------------------------------------------------------
* Assumes conversion of Class B shares to Class A shares after six years.
** The average annual total return for the S&P 500 Index (1) for the life of Class A shares was 20.30%, (2) for the period since December 31, 1986 (the approximate period since the inception of Class B shares) was 18.01%, (3) for the period since June 30, 1992 (the approximate period since the inception of Class C shares) was 21.25%, and (4) for the period since March 31, 1998 (the approximate period since the inception of Class Y shares) was 19.50%.


--------------------------------------------------------------------------------
UTILITY INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)
--------------------------------------------------------------------------------
CLASS              CLASS A  CLASS B*  CLASS C   CLASS Y    S&P 500   S&P UTILITY
(INCEPTION  DATE)  (7/2/93) (7/2/93) (7/2/93)  (9/10/98)    INDEX      INDEX
--------------------------------------------------------------------------------
One Year          (1.20%)   (2.41%)     1.71%     3.76%      21.04%    (8.88%)
--------------------------------------------------------------------------------
Five Years        14.28%     14.21%    14.46%      N/A       28.56%     13.66%
--------------------------------------------------------------------------------
Life of Class      8.96%     8.96%      8.91%     13.76%       **        ***
--------------------------------------------------------------------------------
* Assumes conversion of Class B shares to Class A shares after six years.
** The average annual total return for the S&P 500 Index (1) for the period since June 30, 1993 (the approximate period since the inception of Class A, Class B, and Class C shares) was 22.47%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was 35.97%.
*** The average annual total return for the S&P Utility Index (1) for the period the period since June 30, 1993 (the approximate period since the inception of Class A, Class B, and Class C shares) was 9.11%, and (2) for the period since September 30, 1998 (the approximate period since the inception of Class Y shares) was (5.32%).

SALES CHARGES AND DISTRIBUTION AND SERVICE FEES

      NO SALES CHARGES ARE APPLICABLE TO BALANCED FUND SHARES RECEIVED IN CONNECTION WITH THE REORGANIZATION. The Class A shares of both Funds are normally sold subject to a maximum initial sales charge of 4.5%. Class B and Class C shares of both Funds are sold subject to a maximum contingent deferred sales charge ("CDSC") of 5% and 1% (as a percentage of original purchase price or redemption proceeds, whichever is less), respectively. For purposes of calculating the CDSC, the holding period for the Class B and Class C shares of

Balanced Fund distributed to Class B and Class C shareholders of Utility Income Fund will include the holding period for the shares of Utility Income Fund. The Class Y shares of each Fund are sold without initial sales charges or CDSCs. New purchases of Class A, Class B, Class C and Class Y shares of Balanced Fund by any shareholders will be subject to their terms. For more information about sales charges for each class of shares of Balanced Fund and Utility Income Fund, see "Flexible Pricing" in the Balanced Fund Prospectus and Utility Income Fund Prospectus.

      The Class A shares of both Funds pay an annual fee to Mitchell Hutchins for shareholder services in the amount of 0.25% of average daily net assets pursuant to a Rule 12b-1 plan (the "12b-1 fee"). The Class B and Class C shares of both Funds pay an annual 12b-1 distribution fee of 0.75% of average daily net assets, as well as an annual 12b-1 service fee of 0.25% of average daily net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses. Class C shares do not convert to another class of shares. The Class Y shares of both Funds are not subject to a 12b-1 fee.

DISTRIBUTION, PURCHASE, EXCHANGE AND REDEMPTION

      Mitchell Hutchins is the distributor of shares of both Funds and has appointed PaineWebber Incorporated ("PaineWebber") to be the exclusive dealer for the sale of those shares. The minimum initial investment in Balanced Fund is $1,000; each additional investment must be $100 or more. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans, retirement accounts, unaffiliated investment programs or participants in Balanced Fund's automatic investment plan.

      Purchase and redemption procedures are identical for both Funds. If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Funds through the Funds' transfer agent, PFPC Inc. For a more complete discussion of share purchases, see "Buying Shares" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

      You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: first Class A, then Class C, then Class B, and last, Class Y. For a more complete discussion of share redemption procedures, see "Selling Shares" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

      You may exchange Class A, Class B, or Class C shares of each Fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares of either Fund. No front-end or contingent deferred sales charge is imposed on the shares acquired through an exchange. However, you may have to pay a contingent deferred sales charge if you later sell the shares you acquired in the exchange. Exchanges are subject to minimum investment and other requirements of the PaineWebber fund into which exchanges are made. For a more complete discussion of share exchange procedures, see "Exchanging Shares" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

      The price at which you may buy, sell, or exchange Fund shares is based on the net asset value per share. Each Fund calculates NAV on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates NAV separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Funds' NAV per share will be calculated as of the time trading was halted. Your price for buying, selling or exchanging shares will be based on the NAV that is next calculated after the Fund accepts your order. For more information on the pricing and valuation of shares, see ""Pricing and Valuation" in either the Balanced Fund Prospectus or the Utility Income Fund Prospectus.

FUND BOARD MEMBERS AND OFFICERS

      Following the Reorganization, the Board of Directors and officers of Master Series will continue to serve in that capacity for Master Series. The current members of the Board of Directors of Master Series are the same persons who are currently Trustees of the Trust, with the exception of Mary Farrell, who is not a Trustee of the Trust. Ms. Farrell is a managing director, senior investment strategist and member of the Investment Policy Committee of PaineWebber. She joined PaineWebber in 1982. Ms. Farrell is a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser. For more information about Master Series' officers, see the Balanced Fund SAI, incorporated by reference herein.

INVESTMENT ADVISERS AND PORTFOLIO MANAGEMENT

      Utility Income Fund paid advisory fees to Mitchell Hutchins for the fiscal year ended March 31, 1999, at the rate of 0.70% of the Fund's average daily net assets. Balanced Fund paid advisory fees to Mitchell Hutchins for the fiscal year ended August 31, 1999, at the rate of 0.75% of the Fund's average daily net assets. Under the advisory contract between Balanced Fund and Mitchell Hutchins, the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, as follows:

      AVERAGE DAILY NET ASSETS                      ANNUAL RATE

      Up to $500 million..............................0.750%

      In excess of $500 million up to $1.0 billion....0.725%

      In excess of $1.0 billion up to $1.5 billion    0.700%

      In excess of $1.5 billion up to $2.0 billion    0.675%

      Over $2.0 billion...............................0.650%

      Under the advisory agreement between Utility Income Fund and Mitchell Hutchins, the Fund pays advisory fees to Mitchell Hutchins at the rate of 0.70% of the Fund's average daily net assets. If the Reorganization is approved, current shareholders of each class of shares of Utility Income Fund will pay a slightly higher management fee than they currently pay, although it is anticipated that current Utility Income Fund shareholders will pay lower total annual operating expenses as a result of the Reorganization due to economies of scale.

      Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. Mitchell Hutchins supervises all aspects of the Funds' operations and provides investment advisory services to each Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Funds. On January 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $52.7 billion.

      Mark Tincher and Christopher T. Solmssen are responsible for the day-to-day management of Utility Income Fund's stock portfolio. Mr. Tincher also is responsible for determining the allocation of fund assets between stocks and bonds. James F. Keegan and Julieanna Berry are responsible for the day-to-day management of the Fund's bond portfolio. Mr. Tincher and Mr. Solmssen assumed their responsibilities for Utility Income Fund in May 1999. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins, Mr. Tincher was a vice president at Chase Manhattan Private Bank, where he directed the U.S. funds management and equity research area and oversaw the management of all Chase U.S. equity funds. Mr. Solmssen is a vice president of Mitchell Hutchins and an equity analyst covering utilities, telecommunications and energy. Prior to joining Mitchell Hutchins in January 1998, Mr. Solmssen worked at Sun America Asset Management as an equity analyst.

      Mrs. Berry and Mr. Keegan have held their fund responsibilities since March and April 1996, respectively. Mrs. Berry is a first vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins in 1995, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P.

      T. Kirkham Barneby is responsible for the asset allocation decisions for Balanced Fund. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models. Mr. Tincher is responsible for the day-to-day management of the equity portion of Balanced Fund. Information about Mr. Tincher's background may be found above.

      Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of Balanced Fund. Mr. McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins, responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds, since 1994.

      Nirmal Singh assists Mr. McCauley in managing Balanced Fund's debt securities. Mr. Singh has been a senior vice president of Mitchell Hutchins since September 1993. Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

ACCOUNTANTS

      PricewaterhouseCoopers   LLP  serves  as   Balanced   Fund's   independent
accountants. Ernst & Young LLP serves as Utility Income Fund's independent auditors. Upon completion of the Reorganization, PricewaterhouseCoopers LLP will continue to provide services to the combined Fund. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in Balanced Fund. The independent accountants examine annual financial statements for Balanced Fund and provide other audit and tax-related services.

                      COMPARISON OF PRINCIPAL RISK FACTORS

RISKS COMMON TO BOTH FUNDS

      Both Funds are subject to similar risk factors associated with their investments in equities, bonds, and money market instruments.

INVESTING IN SECURITIES GENERALLY

      An investment in either Balanced Fund or Utility Income Fund is not guaranteed; an investor may lose money by investing in either Fund.

EQUITY RISK

      Because both Funds invest in common stocks and other equity securities, the Funds are subject to equity risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund may lose a substantial part, or even all, of its investment in a company's stock.

INTEREST RATE RISK AND CREDIT RISK

      Because both Funds invest in bonds, the Funds also are subject to interest rate risk and credit risk. Balanced Fund must invest at least 25% of its total assets in a combination of bonds and cash. Utility Income Fund does not have a similar policy.

      The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

      Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk.

      The bonds held by each Fund are primarily investment grade, although Balanced Fund may invest up to 10% of its total assets in bonds and other securities that are rated below investment grade, while Utility Income Fund may invest only up to 5% of its net assets in bonds and convertible securities that are rated lower than investment grade. Credit risk is higher for lower quality bonds than for higher quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK

      Both Funds may engage in hedging transactions, including options and futures contracts, to attempt to hedge market risks, to manage the effective maturity or interest rate sensitivity of the portfolios, or to enhance income or realize gains. As a result, both Funds are subject to the risks of investing in derivatives.

      The value of "derivatives" - so called because their value derives from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. If a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

PRIMARY DIFFERENCES IN INVESTMENT RISKS OF THE FUNDS

      The investment risks of Utility Income Fund differ from those of Balanced Fund in that Utility Income Fund is subject to the risks of concentrating its investments in income-producing stocks and bonds issued by U.S. and foreign utility companies, while Balanced Fund pursues an asset allocation strategy and does not concentrate its investments in any particular industry.

UTILITY INDUSTRIES CONCENTRATION RISK

      Utility Income Fund concentrates its investments in the utility industries. Therefore, it will be more affected by economic, competitive, and regulatory developments in those industries than it would be if it invested in a broad range of businesses.

      Interest rate changes may affect the value of the Fund's assets. When interest rates decline, prices of utility stocks and bonds tend to increase. When interest rates rise, these prices tend to decrease.

      The same trend toward deregulation that present opportunities in the utility industries also presents special risks. Some companies may be faced with increased competition and may become less profitable.

      Electric utility companies are subject to increases in fuel and other operating costs, increases in interest costs, compliance costs relating to environmental, nuclear facility and other safety regulations. Other types of utilities face similar problems.

ASSET ALLOCATION RISK

      Balanced Fund allocates its investments among stocks, bonds, and cash (money market instruments). Mitchell Hutchins may not be successful in choosing the best allocation among different asset classes. A fund, such as Balanced Fund, that allocates its assets among different asset classes is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each asset class than are funds that do not do so.

                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

      At a meeting of the Trust's Board held on February 10, 2000, Mitchell Hutchins proposed that the Trust's Board approve the Reorganization of Utility Income Fund into Balanced Fund. Mitchell Hutchins explained that it had reviewed whether it is in the best interests of shareholders of Utility Income Fund to continue to operate the Fund as a stand-alone series of the Trust. As part of its review, Mitchell Hutchins noted that (1) the Fund has a very small asset base (approximately $32 million as of February 3, 2000), despite its almost seven-year existence, (2) the Fund's performance record is weak relative to its benchmark indices and peers, and (3) there is insufficient interest to indicate that the Fund could achieve an economically viable size in the foreseeable future. Mitchell Hutchins further noted that the performance of Balanced Fund generally has been better than Utility Income Fund's performance. (See "Comparison of the Funds - Performance" for more information about the performance of each Fund.)

      Mitchell Hutchins informed the Trust's Board that both Funds are conservative funds relative to other funds that invest in equity securities and also noted that both Funds appeal to similar investors. Mitchell Hutchins noted to the Trust's Board the similarities and differences of the investment objectives and policies of the Funds (as described above). Mitchell Hutchins also informed the Trust's Board that the investment objective and policies of Balanced Fund do not preclude it from investing in securities of companies in the utility industries.

      Mitchell Hutchins also reviewed the compatibility of the current portfolio holdings of the Funds: (1) as of December 31, 1999, Balanced Fund was invested to a limited extent (about 5.39%) in securities of companies in the utility industries; (2) Utility Income Fund may invest up to 35% of its total assets in stocks and bonds issued by companies outside the utility industries and in high quality money market instruments; and (3) as of December 31, 1999, 19.08% of Utility Income Fund's net assets were invested outside of utility industries, and 4.13% of its net assets were invested in bonds or money market instruments.

Mitchell Hutchins estimated that Utility Income Fund will sell approximately 42% of its total assets in connection with the Reorganization.

      Mitchell Hutchins additionally estimated that, on a PRO FORMA basis, each class of Balanced Fund shares would likely have lower total annual operating expenses as a result of the Reorganization than either Fund currently has based on preliminary calculations for the current fiscal year. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.) Mitchell Hutchins noted that the reduction in total annual operating expenses would be due primarily to significantly lower "Other Expenses" incurred by Balanced Fund, although this reduction would be offset by a slightly higher management fee payable to Mitchell Hutchins.

      Finally, Mitchell Hutchins reviewed with the Trust's Board the principal terms of the Plan. Mitchell Hutchins informed the Board that that the Reorganization would be tax-free to Utility Income Fund and its shareholders, would permit current Utility Income Fund shareholders to exchange into other PaineWebber open-end funds after the Reorganization without having to pay a sales load should their investment priorities change, and that no sales charges would be imposed on any Utility Income Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Trust's Board that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Utility Income Fund will include the holding period for the shares of Utility Income Fund.

      As part of its consideration, the Trust's Board examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of Balanced Fund and that expense ratio relative to Utility Income Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) the benefits of the broader investment policies of Balanced Fund, (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates, (8) Mitchell Hutchins' assessment that the proposed Reorganization will not dilute the interests of shareholders of Utility Income Fund; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided by Mitchell Hutchins; and (10) the terms of the proposed Plan.

      On the basis of the information provided to the Trust's Board and its evaluation of that information, the Trust's Board, including a majority of its Independent Board Members, determined that the Reorganization would be in the best interests of Utility Income Fund and that the interests of existing Utility Income Fund shareholders will not be diluted as a result of the Reorganization. Therefore, the Trust's Board unanimously approved the Reorganization and recommended the approval of the Plan by the shareholders of Utility Income Fund at the Meeting.

TERMS OF THE REORGANIZATION

      The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to this Proxy Statement/Prospectus.

      The Plan contemplates (a) Balanced Fund's acquiring on the Closing Date all the assets of Utility Income Fund in exchange solely for Balanced Fund shares and Balanced Fund's assumption of all of Utility Income Fund's liabilities and (b) the distribution of those shares to Utility Income Fund shareholders. Utility Income Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). Balanced Fund will assume from Utility Income Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time and whether or not referred to in the Plan (collectively, the "Liabilities"); provided, however, that Utility Income Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. Balanced Fund will deliver its shares to Utility Income Fund, which then will be distributed to Utility Income Fund's shareholders. As a result of the Reorganization, shareholders of each class of Utility Income Fund shares will become shareholders of the corresponding class of Balanced Fund shares.

      The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Balanced Fund and the NAV of a Balanced Fund share will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in each Fund's then-current Prospectus and SAI. Utility Income Fund's net asset value will be the value of its assets to be acquired by Balanced Fund, less the amount of Utility Income Fund's liabilities, as of the Valuation Time.

      On, or as soon as practicable after, the Closing Date, Utility Income Fund will distribute to its shareholders of record as of the Effective Time the Balanced Fund shares it receives, by class, so that each Utility Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of Balanced Fund equal in aggregate NAV to the shareholder's shares in Utility Income Fund. That distribution will be accomplished by opening accounts on the books of Balanced Fund in the names of Utility Income Fund's shareholders and crediting those accounts with Balanced Fund shares equal in aggregate NAV to the shareholders' shares in Utility Income Fund. Fractional shares of Balanced Fund will be rounded to the third decimal place.

      Immediately after the Reorganization, each former shareholder of Utility Income Fund will own shares of the class of Balanced Fund equal in NAV to the aggregate NAV of that shareholder's shares of the corresponding class of Utility Income Fund immediately prior to the Reorganization. The NAV per share of

Balanced Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest.

      Each Fund will bear its own expenses in connection with the Reorganization, which are estimated to be $165,000 for Utility Income Fund and $30,000 for Balanced Fund. Utility Income Fund will be terminated after the Reorganization.

      The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Utility Income Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Utility Income Fund will continue to operate as a portfolio of the Trust and the Trust's Board will then consider other options and alternatives for the future of the Fund.

DESCRIPTION OF SECURITIES TO BE ISSUED

      Balanced Fund has an authorized capital of four billion shares of common stock, par value $0.001 per share, divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class of Balanced Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences, except as noted in the Balanced Fund SAI. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund. Shares of Balanced Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Balanced Fund does not hold annual meetings. Shares of the Fund are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Balanced Fund normally declares and pays dividends semi-annually and distributes any net capital gains annually. A shareholder of Balanced Fund receives dividends in additional shares of the distributing class unless the shareholder elects to receive cash.

      On or before the Closing Date, Utility Income Fund will declare as a distribution substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

      Certain fundamental investment restrictions of Utility Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, shareholders of Utility Income Fund will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

      The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. The Trust and Master Series will each receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the following effect:

      (1) Balanced Fund's acquisition of the Assets in exchange solely for Balanced Fund shares and Balanced Fund's assumption of the Liabilities, followed by Utility Income Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Utility Income Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) Utility Income Fund will recognize no gain or loss on its transfer of the Assets to Balanced Fund in exchange solely for Balanced Fund shares and Balanced Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Utility Income Fund's shareholders in constructive exchange for their Utility Income Fund shares;

      (3) Balanced Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Balanced Fund shares and its assumption of the Liabilities;

      (4) Balanced Fund's basis for the Assets will be the same as Utility Income Fund's basis therefor immediately before the Reorganization, and Balanced Fund's holding period for the Assets will include Utility Income Fund's holding period therefor;

      (5) A Utility Income Fund shareholder will recognize no gain or loss on the constructive exchange of all its Utility Income Fund shares solely for Balanced Fund shares pursuant to the Reorganization; and

      (6) A Utility Income Fund shareholder's aggregate basis for the Balanced Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Utility Income Fund shares to be constructively surrendered in exchange for those Balanced Fund shares, and its holding period for those Balanced Fund shares will include its holding period for those Utility Income Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

      The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Utilization   by   Balanced   Fund   after  the   Reorganization   of  any
pre-Reorganization capital losses realized by Utility Income Fund could be subject to limitation in future years under the Code.

      Shareholders of Utility Income Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                            ORGANIZATION OF THE FUNDS

      Balanced Fund is a diversified series of Master Series and commenced operations on December 12, 1986. Master Series was organized as a Maryland corporation on October 29, 1985, and is registered under the 1940 Act as an open-end management investment company. The operations of Master Series, as a Maryland corporation, are governed by its Articles of Incorporation and By-Laws and Maryland law.

      Utility Income Fund is a diversified series of the Trust and commenced operations on July 2, 1993. The Trust was organized as a Massachusetts business trust on November 21, 1986, and is registered under the 1940 Act as an open-end management investment company. The operations of the Trust, as a Massachusetts business trust, are governed by its Amended and Restated Declaration of Trust and Massachusetts law.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand Balanced Fund's financial performance for the past five years. Shorter periods are shown for classes of Fund shares that have existed for less than five years. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The table is included in Balanced Fund's current Prospectus, dated December 10, 1999, which is incorporated herein by reference and accompanies this Proxy Statement/Prospectus. The information has been audited by PricewaterhouseCoopers LLP, independent accountants for Balanced Fund, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders, dated August 31, 1999.

                                 CAPITALIZATION

      The following table shows the capitalization of Utility Income Fund and Balanced Fund as of December 31, 1999, and on a PRO FORMA combined basis as of December 31, 1999, giving effect to the Reorganization:

                    UTILITY INCOME       BALANCED FUND:      PRO FORMA CLASS A
                     FUND: CLASS A           CLASS A              COMBINED

Net Assets           $18,508,760          $192,152,489          $210,661,249
Shares
Outstanding           1,287,676            17,400,670            19,077,188
Net Asset Value
Per Share               $14.37               $11.04                $11.04

                    UTILITY INCOME       BALANCED FUND:      PRO FORMA CLASS B
                     FUND: CLASS B           CLASS B              COMBINED

Net Assets            $6,006,860           $25,842,907          $31,849,767
Shares
Outstanding            417,047              2,281,970            2,812,611
Net Asset Value
Per Share               $14.40               $11.32                $11.32


                    UTILITY INCOME       BALANCED FUND:      PRO FORMA CLASS C
                     FUND: CLASS C           CLASS C              COMBINED

Net Assets            $7,190,911           $18,545,176          $25,736,087
Shares
Outstanding            500,821              1,675,744            2,325,329
Net Asset Value
Per Share               $14.36               $11.07                $11.07


                    UTILITY INCOME       BALANCED FUND:      PRO FORMA CLASS Y
                     FUND: CLASS Y           CLASS Y              COMBINED

Net Assets             $121,559             $375,048              $496,607
Shares
Outstanding             8,489                34,003                45,024
Net Asset Value
Per Share               $14.32               $11.03                $11.03

      REQUIRED VOTE. The proposal to approve the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF REORGANIZATION.

                             ----------------------

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of Balanced Fund shares as part of the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to Master Series and to the Trust.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

      Master  Series  and  the  Trust  are  each  subject  to  the   information
requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding Master Series and the Trust, and other registrants that file electronically with the SEC.

                                     EXPERTS

      The audited financial statements of Utility Income Fund incorporated by reference herein and incorporated by reference or included in its Statement of Additional Information for the fiscal year ended March 31, 1999 have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Utility Income Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1999. The financial statements audited by Ernst & Young LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting.

      The audited financial statements of Balanced Fund incorporated by reference herein and incorporated by reference or included in its SAI for the fiscal year ended August 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in Balanced Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting.

                                   APPENDIX A


              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of ________, 2000, between PaineWebber Master Series, Inc., a Maryland corporation ("Master Series"), on behalf of PaineWebber Balanced Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and PaineWebber Managed Investments Trust, a Massachusetts business trust ("Trust"), on behalf of PaineWebber Utility Income Fund, a series thereof ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Master Series and Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by Master Series or Trust, respectively.

      The  Investment  Companies  wish to effect a  reorganization  described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of common stock of Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

      The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). The Acquiring Fund Shares also are divided into four classes, also designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

      In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

      1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

           (a) to   issue  and  deliver  to  Target  the  number  of   full  and
               fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value

               ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

           (b) to  assume  all  of  Target's liabilities  described in paragraph
               1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Master Series's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.    VALUATION
      ---------

      2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV of each class of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

      2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

3.    CLOSING AND EFFECTIVE TIME
      --------------------------

3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about [June 23], 2000, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

      3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3. Trust shall deliver to Master Series at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder, all as of the Effective Time, certified by Trust's Secretary or an Assistant Secretary thereof. Master Series's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Master Series shall issue and deliver a confirmation to Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

      3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

      4.1. Target represents and warrants as follows:

           4.1.1.Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

           4.1.2.Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

           4.1.3. Target is a duly established and designated series of Trust;

           4.1.4.At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

           4.1.5.Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.1.6.Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Master Series;

           4.1.7.Except as otherwise disclosed in writing to and accepted by Master Series, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

           4.1.8.Except as otherwise disclosed in writing to and accepted by Master Series, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.1.9.The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

           4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Master Series on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

           4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Master Series for use therein;

           4.1.13. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Trust's financial statements referred to in paragraph 4.1.18 and liabilities incurred by Target in the ordinary course of its business subsequent to [September 30], 1999, or otherwise previously disclosed to Master Series, none of which has been materially adverse to the business, assets, or results of Target's operations;

           4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

           4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

           4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

           4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended March 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

           4.1.18. Trust's financial statements for the year ended March 31, 1999, and for the six months ended September 30, 1999, to be delivered to Master Series, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the period then ended.

      4.2. Acquiring Fund represents and warrants as follows:

           4.2.1.Master Series is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

           4.2.2.Master Series is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

           4.2.3. Acquiring Fund is a duly established and designated series of Master Series;

           4.2.4.No   consideration   other  than  Acquiring  Fund  Shares  (and
      Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

           4.2.5.The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

           4.2.6.Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.2.7.Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Master Series's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

           4.2.8.Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Master Series with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.2.9.The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Master Series's board of directors (together with Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Master Series, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

           4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

           4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the
      requirements  for  such   qualification  for  its  current  taxable  year;

      Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

           4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

           4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Target's "historic business assets" (within the meaning of section
      1.368-1(d)(3) of the Regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

           4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

           4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

           4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

           4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, [1999], have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

           4.2.19. Master Series's financial statements for the year ended August 31, 1999, to be delivered to Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

     4.3. Each Fund represents and warrants as follows:

           4.3.1.The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

           4.3.2.Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

           4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

           4.3.4.Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

           4.3.5.The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

           4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

           4.3.7.Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions
      immediately before the  Reorganization   (except (a) redemptions not made
      as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) [after the date of this Agreement] will be included as assets held thereby immediately before the Reorganization;

           4.3.8.None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

           4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

           4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

5.    COVENANTS
      ---------

      5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

           (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

           (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

      5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      5.4.  Target  covenants  that it will assist  Master  Series in  obtaining
information  Master  Series  reasonably   requests   concerning  the  beneficial
ownership of Target Shares.

      5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Master Series at the Closing.

      5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

      5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

      5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT
      --------------------

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

      6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust, Trust's By-Laws, and applicable law.

      6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

      6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      6.4. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

           6.4.1. Acquiring Fund is a duly established series of Master Series, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

           6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Master Series on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Target, is a valid and legally binding obligation of Master Series with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

           6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Master Series's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Master Series (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Master Series (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

           6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Master Series on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

           6.4.6. Master Series is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

           6.4.7.To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Master Series (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
      (b) Master Series (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.5. Master Series shall have received an opinion of Counsel substantially to the effect that:

           6.5.1.Target is a duly established series of Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

           6.5.2.This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Master Series on behalf of Acquiring Fund, is a valid and legally binding obligation of Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           6.5.3.The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Master Series;

           6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

           6.5.5. Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

           6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Master Series.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations made to it, or in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the
Reorganization in accordance with this Agreement, for federal income tax purposes:

           6.6.1.Acquiring  Fund's  acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

           6.6.2.Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and

      Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

           6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

           6.6.4.Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

           6.6.5.A   Shareholder   will   recognize  no  gain  or  loss  on  the
      constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

           6.6.6.A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.    BROKERAGE FEES AND EXPENSES
      ---------------------------

7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Each Fund will bear its own Reorganization expenses.

8.    ENTIRE AGREEMENT; NO SURVIVAL
      -----------------------------

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT
      ------------------------

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

           9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2000; or

           9.2.  By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors, or officers of either Investment Company, to the other Fund.

10.   AMENDMENT
      ---------

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.   MISCELLANEOUS
      -------------

           11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

           11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

           11.3. Master Series acknowledges that Trust is a Business Trust. This Agreement is executed by Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Trust shall not be personally liable hereunder to Master Series or its directors or shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Master Series agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

           11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST: PAINEWEBBER MANAGED INVESTMENTS TRUST, on behalf its series, PaineWebber Utility Income Fund



___________________                 By:____________________________
Secretary                                 Dianne E. O'Donnell
                                          Vice President


ATTEST:                             PAINEWEBBER MASTER SERIES, INC.
                                    on  behalf  of  its  series,   PaineWebber
                                    Balanced Fund



___________________                By:_____________________________
Secretary                                 [    ]
                                          Vice President

                                   APPENDIX B

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of the Record Date, the following entities owned beneficially and of record 5% or more of a class of either Fund's outstanding equity securities.


                               UTILITY INCOME FUND

  SHAREHOLDER'S NAME/ADDRESS     PERCENT BENEFICIAL       PERCENT BENEFICIAL
                                OWNERSHIP OF UTILITY    OWNERSHIP OF COMBINED
                                     INCOME FUND                 FUND






                                  BALANCED FUND

  SHAREHOLDER'S NAME/ADDRESS     PERCENT BENEFICIAL       PERCENT BENEFICIAL
                                OWNERSHIP OF BALANCED   OWNERSHIP OF COMBINED
                                         FUND                    FUND

PROXY                                                       PROXY


                         PAINEWEBBER UTILITY INCOME FUND
               (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)

                 SPECIAL MEETING OF SHAREHOLDERS - JUNE 12, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINEWEBBER UTILITY INCOME FUND, A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST. The undersigned hereby appoints as proxies SCOTT GRIFF and EVELYN DESIMONE and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in PaineWebber Utility Income Fund, a series of PaineWebber Managed Investments Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed below. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO PAINEWEBBER UTILITY INCOME FUND.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: /X/

PROPOSAL:                                    FOR   AGAINST     ABSTAIN

Approval  of the  Agreement  and Plan of     / /     / /         / /
Reorganization   and  Termination   that
provides   for   the    combination   of
PaineWebber   Utility   Income  Fund,  a
series    of     PaineWebber     Managed
Investments    Trust   and   PaineWebber
Balanced  Fund, a series of  PaineWebber
Master Series, Inc.


               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

                             YOUR VOTE IS IMPORTANT.
               PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated---for example: "ABC Corp., John Doe, Treasurer."

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature (if held jointly)

                                   ---------------------------------------------
                                   Dated



             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

PaineWebber
Balanced Fund

PaineWebber
Tactical Allocation Fund


                              ---------------------
                                   PROSPECTUS
                                DECEMBER 10, 1999
                              ---------------------




This prospectus offers shares in PaineWebber's asset allocation funds. Each fund offers four classes of shares, Classes A, B, C and Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved either fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                                    Contents
                                    THE FUNDS
--------------------------------------------------------------------------------



What every investor         3         PaineWebber Balanced Fund
should know about
the funds                   6         PaineWebber Tactical Allocation Fund


                            9         More About Risks and Investment Strategies


                                YOUR INVESTMENT
--------------------------------------------------------------------------------


Information for            11         Managing Your Fund Account
managing your fund                    -- Flexible Pricing
account                               -- Buying Shares
                                      -- Selling Shares
                                      -- Exchanging Shares
                                      -- Pricing and Valuation


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Additional important       17         Management
information about
the funds                  19         Dividends and Taxes

                           20         Financial Highlights


--------------------------------------------------------------------------------

Where to learn more                   Back cover
about PaineWebber
mutual funds

                     -------------------------------------
                          The funds are not complete or
                         balanced investment programs.
                     -------------------------------------


--------------------------------------------------------------------------------
                                Prospectus Page 2

                            PaineWebber Balanced Fund


                                  Balanced Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------



FUND OBJECTIVE

High total return with low volatility.

PRINCIPAL INVESTMENT STRATEGIES

The fund allocates its investments among three asset classes:
o  stocks
o  bonds
o  cash (money market instruments)

The fund normally has investments in each asset class but it always keeps at least 25% of its total assets in a combination of bonds and cash. This is intended to limit changes in the value of fund shares compared to funds that invest solely in stocks.

The fund's bonds are primarily investment grade, but it may invest, to a lesser extent, in lower quality bonds. The fund may invest in U.S. dollar-denominated securities of foreign issuers. The fund may (but is not required to) use options, futures contracts and other derivatives to adjust its exposure to different asset classes, to manage the "duration" of its bond investments and to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. "Duration" is a measure of the fund's exposure to interest rate risk.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes investors tend to reach a consensus as to the likely effect of changes in key economic variables (for example, interest rates, profits and inflation) on each asset class. Mitchell Hutchins also believes that prices of securities in each asset class tend to move toward a level that reflects that consensus, but that this takes time. By using fundamental valuation techniques, Mitchell Hutchins attempts to adjust the allocation of the fund's assets among asset classes before prices fully reflect the consensus view.

In buying and selling individual securities for the fund, Mitchell Hutchins uses the following process:

o STOCKS. Mitchell Hutchins uses its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

o BONDS. Mitchell Hutchins selects bonds based on its analysis of their duration and risk structures (comparing yields on U.S. Treasury bonds to yields on riskier types of bonds).

PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Mitchell Hutchins may not be successful in choosing the best allocation among the three asset classes. Because it invests in both stocks and bonds, the fund is subject to both equity risk and interest rate risk. Equities, such as common stocks, generally fluctuate in price more than other investments. The fund could lose all of its investment in a company's stock. Interest rate risk means that the value of the fund's bonds generally will fall when interest rates rise.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

o  Asset Allocation Risk
o  Equity Risk
o  Interest Rate Risk
o  Credit Risk
o  Foreign Securities Risk
o  Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                                Prospectus Page 3

--------------------------------------------------------------------------------
                            PaineWebber Balanced Fund


                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class B shares because they have a longer performance history than any other class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index. The index is unmanaged and, therefore, does not reflect any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS B SHARES



          [GRAPH]


Calendar
  Years           Percentages
-------           -----------
 1989               10.84%
 1990                1.95%
 1991               18.52%
 1992                4.46%
 1993               14.66%
 1994              -10.51%
 1995               22.23%
 1996               13.81%
 1997               23.63%
 1998               18.02%





           Total return January 1 to September 30, 1999: (4.68)%

           Best quarter during years shown--4th quarter, 1998: 15.09% Worst quarter during years shown--3rd quarter, 1998: (8.21)%

AVERAGE ANNUAL TOTAL RETURNS*
as of December 31, 1998

CLASS                  CLASS A        CLASS B**       CLASS C       S&P 500
(INCEPTION DATE)      (7/1/91)       (12/12/86)      (7/2/92)        INDEX
----------------      --------       ----------      --------       -------
One Year               13.56%          13.02%         17.04%        28.60%
Five Years             12.50%          12.43%         12.68%        24.05%
Ten Years               N/A            11.73%           N/A         19.19%
Life of Class          12.63%          10.50%         12.82%          ***


------------
  * No return is shown for Class Y shares because they were not in existence for a full calendar year.
 **  Assumes conversion of Class B shares to Class A after six years.
*** Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class A -- 20.19%, Class B -- 17.36% and Class C -- 21.27%.




--------------------------------------------------------------------------------
                                Prospectus Page 4

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------




FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                                      CLASS A       CLASS B      CLASS C       CLASS Y
                                                                      -------       -------      -------       -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price) ..................................         4.5%          None         None         None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)` .................................        None              5%           1%        None
Exchange Fee ..................................................        None           None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                      CLASS A       CLASS B      CLASS C       CLASS Y
                                                                      -------       -------      -------       -------
Management Fees ...............................................        0.75%          0.75%        0.75%        0.75%
Distribution and/or Service (12b-1) Fees ......................        0.25           1.00         1.00          None
Other Expenses ................................................        0.22           0.23         0.20         0.21
                                                                       ----           ----         ----         ----
Total Annual Fund Operating Expenses ..........................        1.22%          1.98%        1.95%        0.96%
                                                                       ====           ====         ====         ====

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 YEAR        3 YEARS      5 YEARS      10 YEARS
                                                                      ------        -------      -------      --------
Class A .......................................................        $569         $820         $1,090         $1,861
Class B (assuming sale of all shares at end of period) ........         701          921          1,268          1,930
Class B (assuming no sale of shares) ..........................         201          621          1,068          1,930
Class C (assuming sale of all shares at end of period) ........         298          612          1,052          2,275
Class C (assuming no sale of shares) ..........................         198          612          1,052          2,275
Class Y .......................................................          98          306            531          1,178



--------------------------------------------------------------------------------
                                Prospectus Page 5

--------------------------------------------------------------------------------

                      PaineWebber Tactical Allocation Fund


                            Tactical Allocation Fund

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------


FUND OBJECTIVE

Total return, consisting of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund allocates its assets between

o a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index and

o a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, reallocates the fund's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month.

The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

The fund may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. Mitchell Hutchins also may use these instruments to reduce the risk of adverse price movements while investing in cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

The fund is subject to asset allocation risk, in that the Tactical Allocation Model may not correctly predict the appropriate times to shift the fund's assets from one asset class to another. Equities, such as common stocks, generally fluctuate in price more than other investments. The fund could lose all of its investment in a company's stock. The S&P 500 Index includes some U.S. dollar-denominated foreign securities. To the extent the fund invests in bonds, it is subject to interest rate risk, which means that the value of these investments generally will fall when interest rates rise.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

o  Asset Allocation Risk
o  Equity Risk
o  Index Tracking Risk
o  Interest Rate Risk
o  Derivatives Risk
o  Foreign Securities Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).


--------------------------------------------------------------------------------
                                Prospectus Page 6

--------------------------------------------------------------------------------
                      PaineWebber Tactical Allocation Fund


                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class C shares because they have a longer performance history than any other class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index. The index is unmanaged and, therefore, does not reflect any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN ON CLASS C SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS.)


          [GRAPH]

Calendar
  Years           Percentages
-------           -----------
 1993                7.64%
 1994               -1.28%
 1995               34.09%
 1996               20.66%
 1997               31.01%
 1998               26.78%


           Total return January 1 to September 30, 1999: 4.07%

           Best quarter during years shown--4th quarter, 1998: 20.82% Worst quarter during years shown--3rd quarter, 1998: (10.33)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


CLASS                                     CLASS A              CLASS B             CLASS C              CLASS Y             S&P 500
(INCEPTION DATE)                         (5/10/93)            (1/30/96)           (7/22/92)            (5/10/93)             INDEX
----------------                         ---------            ---------           ---------            ---------            -------
One Year                                  22.01%               21.77%              25.78%               28.15%              28.60%
Five Years                                21.33%                N/A                21.55%               22.79%              24.05%
Life of Class                             19.99%               25.25%              18.85%               21.30%                 *


-------------
* Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class A -- 22.60%, Class B -- 27.63%, Class C -- 20.81% and Class Y -- 22.60%.


--------------------------------------------------------------------------------
                                Prospectus Page 7

--------------------------------------------------------------------------------
                      PaineWebber Tactical Allocation Fund


                             EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------



FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                                          CLASS A       CLASS B      CLASS C       CLASS Y
                                                                          ------        ------       ------        ------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price) .....................................          4.5%          None         None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price) .....................................         None              5%           1%         None
Exchange Fee .....................................................         None           None         None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                          CLASS A       CLASS B      CLASS C       CLASS Y
                                                                          ------        ------       ------        ------
Management Fees ..................................................         0.46%         0.46%        0.46%        0.46%
Distribution and/or Service (12b-1) Fees .........................         0.25          1.00         1.00         None
Other Expenses ...................................................         0.13          0.13         0.14         0.12
                                                                           ----          ----         ----         ----
Total Annual Fund Operating Expenses .............................         0.84%         1.59%        1.60%        0.58%
                                                                           ====          ====         ====         ====

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                          1 YEAR        3 YEARS      5 YEARS      10 YEARS
                                                                           ----          -----        -----         -----
Class A ..........................................................         $532         $706           $895         $1,440
Class B (assuming sale of all shares at end of period) ...........          662          802          1,066          1,503
Class B (assuming no sale of shares) .............................          162          502            866          1,503
Class C (assuming sale of all shares at end of period) ...........          263          505            871          1,900
Class C (assuming no sale of shares) .............................          163          505            871          1,900
Class Y ..........................................................           59          186            324            726


--------------------------------------------------------------------------------
                                Prospectus Page 8

                         MORE ABOUT RISKS AND INVESTMENT
                                   STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in one or both of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

ASSET ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation among different asset classes. A fund that allocates its assets among different asset classes is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each asset class than are funds that do not do so.

The Mitchell Hutchins Tactical Allocation Model may not correctly predict the times to shift Tactical Allocation Fund's assets from one type of investment to another.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. If a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.

FOREIGN SECURITIES RISK. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

INDEX TRACKING RISK. Tactical Allocation Fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

INTEREST RATE RISK. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

ADDITIONAL RISKS

YEAR 2000 RISK. The funds could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the funds, Mitchell Hutchins is working to avoid these


--------------------------------------------------------------------------------
                                Prospectus Page 9

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Similarly, the companies in which the funds invest and trading systems used by the funds could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the funds.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. In order to protect itself from adverse market conditions, a fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving a fund's investment objective. Balanced Fund may invest in money market instruments on an unlimited basis as part of its ordinary investment strategy. Tactical Allocation Fund may invest all or any portion of its total assets in U.S. Treasury bills when recommended by the Mitchell Hutchins Tactical Allocation Model. Each fund normally maintains a limited amount of cash for liquidity purposes.

PORTFOLIO TURNOVER. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).

Frequent trading may increase a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent net short-term capital gains than they would pay on dividends that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.

The funds do not restrict the frequency of trading to limit expenses or the tax effect that the fund's dividends may have on shareholders.

--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund

                                 YOUR INVESTMENT
                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The funds offer four classes of shares - Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

Each fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following table.



CLASS A SALES CHARGES

                                          SALES CHARGE AS A PERCENTAGE OF:                 DISCOUNT TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                 OFFERING PRICE          NET AMOUNT INVESTED            PERCENTAGE OF OFFERING PRICE
--------------------                 --------------          -------------------           --------------------------------
Less than $50,000 ................        4.50%                    4.71%                              4.25%
$50,000 to $99,999 ...............        4.00                     4.17                               3.75
$100,000 to $249,999 .............        3.50                     3.63                               3.25
$250,000 to $499,999 .............        2.50                     2.56                               2.25
$500,000 to $999,999 .............        1.75                     1.78                               1.50
$1,000,000 and over (1) ..........        None                     None                               1.00(2)


---------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.
(2) Mitchell Hutchins pays 1% to PaineWebber.



--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund



SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

o  your spouse, parents or children under age 21;

o  your Individual Retirement Accounts (IRAs);

o  certain employee benefit plans, including 401(k) plans;

o  a company that you control;

o  a trust that you created;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

o  accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

o Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

o Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

      -- you were the Financial Advisor's client at the competing brokerage firm;

      -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

      -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

o Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

o Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets; or

o Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

o Acquire fund shares through a PaineWebber InsightOneSM Program brokerage account.

NOTE: See the funds' SAI for some other sales charge waivers. If you think you qualify for any sales charge reductions or waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:



--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund



                               PERCENTAGE BY WHICH THE
IF YOU SELL                      SHARES' NET ASSET
SHARES WITHIN:                   VALUE IS MULTIPLIED:
--------------                 -----------------------
1st year since purchase                   5%
2nd year since purchase                   4
3rd year since purchase                   3
4th year since purchase                   2
5th year since purchase                   2
6th year since purchase                   1
7th year since purchase                None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

o  First, Class B shares representing reinvested dividends, and

o  Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

o  You participate in the Systematic Withdrawal Plan;

o You are older than 591/2 and are selling shares to take a distribution from certain types of retirement plans;

o  You receive a tax-free return of an excess IRA contribution;

o You receive a tax-qualified retirement plan distribution following retirement; or

o The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.

o You are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000 and the proceeds are used to purchase interests in one or more of these pools.

NOTE: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

You may be eligible to sell your Class C shares without paying a contingent deferred sales charge if you:

o Are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets, or

o Are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000 and the proceeds are used to purchase interests in one or more of those pools.

NOTE: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

o  Buy shares through PaineWebber's PACESM Multi Advisor Program;


--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund



o  Buy $10 million or more of PaineWebber fund shares at any one time;

o Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

o Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

o Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

o  Mailing an application with a check; or

o  Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS
-------------------
To open an account ...................     $1,000
To add to an account .................     $  100


Each fund may waive or reduce these amounts for:

o  Employees of PaineWebber or its affiliates; or

o Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

FREQUENT TRADING. The interests of a fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on a fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. A fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

o  Your name and address;

o  The fund's name;


--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


o  The fund account number;

o  The dollar amount or number of shares you want to sell; and

o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your PaineWebber Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

o  Your name and address;

o The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

o  Your account number;

o How much you are exchanging (by dollar amount or by number of shares to be sold); and

o A guarantee of your signature. (See "Buying Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

      PFPC Inc.
      Attn.: PaineWebber Mutual Funds
      P.O. Box 8950
      Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION


The price at which you may buy, sell or exchange fund shares is based on net asset value per share. Each fund calculates net asset value on days that the New York Stock Exchange is open. Each fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is


--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                                   MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. It is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On October 31, 1999, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 76 separate portfolios and aggregate assets of approximately $48.9 billion.

PORTFOLIO MANAGERS

BALANCED FUND. T. Kirkham Barneby is responsible for the asset allocation decisions for Balanced Fund. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds.

Dennis L. McCauley is responsible for the day-to-day management of the debt securities portion of Balanced Fund. Mr. McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins, responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.

Nirmal Singh assists Mr. McCauley in managing Balanced Fund's debt securities. Mr. Singh has been a senior vice president of Mitchell Hutchins since September 1993.

Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

Each of these managers first assumed responsibilities with respect to Balanced Fund in August 1995.

TACTICAL ALLOCATION FUND. T. Kirkham Barneby is responsible for the asset allocation decisions for Tactical Allocation Fund. He has been responsible for the day-to-day management of Tactical Allocation Fund since February 1995. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

ADVISORY FEES

The funds paid advisory and administration fees to Mitchell Hutchins for the most recent fiscal year ended August 31, 1999 at the following annual rates, based on average daily net assets:

Balanced Fund ...................................      0.75%(1)
Tactical Allocation Fund ........................      0.46%(1)

---------
(1) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The percentages excluding the waiver are the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                                   MANAGEMENT
--------------------------------------------------------------------------------

OTHER INFORMATION

The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. A fund's shareholders must approve this policy before its board may implement it. As of the date of this prospectus, the funds have not asked their shareholders to do so.

--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------


DIVIDENDS

Balanced Fund normally declares and pays dividends semi-annually and distributes any gains annually. Tactical Allocation Fund normally declares and pays dividends and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.


TAXES

The dividends that you receive from a fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax.

Each fund expects that its dividends will include capital gain distributions. However, a portion of Balanced Fund's dividends will be taxed as ordinary income, and Tactical Allocation Fund may also distribute dividends that are taxed as ordinary income. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. Your fund will tell you how you should treat its dividends for tax purposes.



--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by PricewaterhouseCoopers LLP, independent accountants for Balanced Fund, and Ernst & Young LLP, independent auditors for Tactical Allocation Fund, whose reports, along with the funds' financial statements, are included in the funds' Annual Reports to Shareholders. Annual Reports may be obtained without charge by calling 1-800-647-1568.









PAINEWEBBER BALANCED FUND

                                                                                  CLASS A
                                       ----------------------------------------------------------------------------------------
                                                                                       FOR THE
                                                                                        SIX           FOR THE        FOR THE
                                                FOR THE YEARS ENDED                    MONTHS           YEAR           YEAR
                                                      AUGUST 31,                       ENDED           ENDED          ENDED
                                       ---------------------------------------        AUGUST 31,     FEBRUARY 29,   FEBRUARY 28,
                                         1999           1998            1997          1996 (2)         1996           1995
                                       --------        --------       --------        --------       --------       --------
Net asset value,
  beginning of period ...........      $  11.27        $  12.50       $  10.27        $  10.85       $   9.80       $  12.04
                                       --------        --------       --------        --------       --------       --------
Net investment income ...........          0.22++          0.23++         0.23++          0.12++         0.27++         0.26
Net realized and unrealized
  gains (losses) from
  investments, futures
  and options ...................          1.56++          0.31++         2.79++         (0.12)++        1.84++        (1.07)
                                       --------        --------       --------        --------       --------       --------
Net increase (decrease)
  from investment
  operations ....................          1.78            0.54           3.02            0.00           2.11          (0.81)
                                       --------        --------       --------        --------       --------       --------
Dividends from net
  investment income .............         (0.22)          (0.22)         (0.24)          (0.10)         (0.31)         (0.23)
Distributions from
  net realized gains
  from investment
  transactions ..................         (1.23)          (1.55)         (0.55)          (0.48)         (0.75)         (1.20)
                                       --------        --------       --------        --------       --------       --------
Total dividends and
  distributions to
  shareholders ..................         (1.45)          (1.77)         (0.79)          (0.58)         (1.06)         (1.43)
                                       --------        --------       --------        --------       --------       --------
Net asset value,
  end of period .................      $  11.60        $  11.27       $  12.50        $  10.27       $  10.85       $   9.80
                                       ========        ========       ========        ========       ========       ========
Total investment return (1) .....         16.20%           4.69%         30.67%           0.03%         22.08%         (6.02)%
                                       ========        ========       ========        ========       ========       ========
Ratios/supplemental data:
Net assets, end
  of period (000's) .............      $196,684        $182,362       $176,403        $157,525       $171,609       $174,761
Expenses to average
  net assets, net of
  waivers from adviser (3) ......          1.22%           1.26%          1.46%           1.34%*         1.29%          1.26%
Net investment income
  to average net assets,
  net of waivers from
  adviser (3) ...................          1.81%           1.88%          2.02%           2.19%*         2.55%          2.41%
Portfolio turnover rate .........           234%            190%           188%            103%           188%           107%


----------
*   Annualized.
  + Commencement of issuance of shares.
 ++ Calculated using the average shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A, B and C shares would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Fiscal year changed to August 31.
(3) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                              FINANCIAL HIGHLIGHTS
                                  (continued)

--------------------------------------------------------------------------------

                                                                                  CLASS B
                                       ----------------------------------------------------------------------------------------
                                                                                       FOR THE
                                                                                        SIX           FOR THE        FOR THE
                                                FOR THE YEARS ENDED                    MONTHS           YEAR           YEAR
                                                      AUGUST 31,                       ENDED           ENDED          ENDED
                                       ---------------------------------------        AUGUST 31,     FEBRUARY 29,   FEBRUARY 28,
                                         1999           1998            1997          1996 (2)         1996           1995
                                       --------        --------       --------        --------       --------       --------
Net asset value,
  beginning of period ...........      $  11.48        $  12.70       $  10.42        $  11.00       $   9.90       $  12.10
                                       --------        --------       --------        --------       --------       --------
Net investment income ...........          0.13++          0.14++         0.14++          0.08++         0.19++         0.44

Net realized and unrealized
  gains (losses) from
  investments, futures
  and options ...................          1.59++          0.31++         2.84++         (0.11)++        1.86++        (1.32)
                                       --------        --------       --------        --------       --------       --------

Net increase (decrease)
  from investment
  operations ....................          1.72            0.45           2.98           (0.03)          2.05          (0.88)
                                       --------        --------       --------        --------       --------       --------
Dividends from net
  investment income .............         (0.13)          (0.12)         (0.15)          (0.07)         (0.20)         (0.12)

Distributions from
  net realized gains
  from investment
  transactions ..................         (1.23)          (1.55)         (0.55)          (0.48)         (0.75)         (1.20)
                                       --------        --------       --------        --------       --------       --------
Total dividends and
  distributions to
  shareholders ..................         (1.36)          (1.67)         (0.70)          (0.55)         (0.95)         (1.32)
                                       --------        --------       --------        --------       --------       --------
Net asset value,
  end of period .................      $  11.84        $  11.48       $  12.70        $  10.42       $  11.00       $   9.90
                                       ========        ========       ========        ========       ========       ========
Total investment return (1) .....         15.28%           3.87%         29.70%          (0.30)%        21.20%         (6.68)%
                                       ========        ========       ========        ========       ========       ========

Ratios/supplemental data:
Net assets, end
  of period (000's) .............      $ 28,719        $ 26,425       $ 22,768        $ 22,307       $ 26,627       $ 37,104

Expenses to average
  net assets, net of
  waivers from adviser (3) ......          1.98%           2.03%          2.22%           2.09%*         2.05%          1.98%

Net investment income
  to average net assets,
  net of waivers from
  adviser (3) ...................          1.04%           1.13%          1.27%           1.43%*         1.81%          1.60%
Portfolio turnover rate .........           234%            190%           188%            103%           188%           107%





                                                                                  CLASS C
                                       ----------------------------------------------------------------------------------------
                                                                                       FOR THE
                                                                                        SIX           FOR THE        FOR THE
                                                FOR THE YEARS ENDED                    MONTHS           YEAR           YEAR
                                                      AUGUST 31,                       ENDED           ENDED          ENDED
                                       ---------------------------------------        AUGUST 31,     FEBRUARY 29,   FEBRUARY 28,
                                         1999           1998            1997          1996 (2)         1996           1995
                                       --------        --------       --------        --------       --------       --------

Net asset value,
  beginning of period ...........      $  11.28        $  12.52       $  10.29        $  10.88       $   9.82       $  12.03
                                       --------        --------       --------        --------       --------       --------
Net investment income ...........          0.14++          0.14++         0.14++          0.08++         0.19++         0.19

Net realized and unrealized
  gains (losses) from
  investments, futures
  and options ...................          1.56++          0.31++         2.80++         (0.12)++        1.84++        (1.07)
                                       --------        --------       --------        --------       --------       --------

Net increase (decrease)
  from investment
  operations ....................          1.70            0.45           2.94           (0.04)          2.03          (0.88)
                                       --------        --------       --------        --------       --------       --------
Dividends from net
  investment income .............         (0.15)          (0.14)         (0.16)          (0.07)         (0.22)         (0.13)

Distributions from
  net realized gains
  from investment
  transactions ..................         (1.23)          (1.55)         (0.55)          (0.48)         (0.75)         (1.20)
                                       --------        --------       --------        --------       --------       --------
Total dividends and
  distributions to
  shareholders ..................         (1.38)          (1.69)         (0.71)          (0.55)         (0.97)         (1.33)
                                       --------        --------       --------        --------       --------       --------
Net asset value,
  end of period .................      $  11.60        $  11.28       $  12.52        $  10.29       $  10.88       $   9.82
                                       ========        ========       ========        ========       ========       ========

Total investment return (1) .....         15.34%           3.89%         29.70%          (0.38)%        21.12%         (6.69)%
                                       ========        ========       ========        ========       ========       ========

Ratios/supplemental data:
Net assets, end
  of period (000's) .............      $ 19,894        $ 14,581       $  8,736        $  6,979       $  7,469       $  8,525

Expenses to average
  net assets, net of
  waivers from adviser (3) ......          1.95%           2.00%          2.21%           2.09%*         2.08%          2.01%

Net investment income
  to average net assets,
  net of waivers from
  adviser (3) ...................          1.08%           1.18%          1.27%           1.44%*         1.77%          1.62%
Portfolio turnover rate .........           234%            190%           188%            103%           188%           107%


                                                CLASS Y
                                     -------------------------------
                                                         FOR THE
                                        FOR THE          PERIOD
                                         YEAR        MARCH 26, 1998+
                                         ENDED          THROUGH
                                       AUGUST 31,      AUGUST 31,
                                         1999            1998
                                      -----------    ---------------
Net asset value,
  beginning of period ...........      $  11.27        $  12.55
                                       --------        --------
Net investment income ...........          0.26++          0.11++

Net realized and unrealized
  gains (losses) from
  investments, futures
  and options ...................          1.55++         (1.28)++
                                       --------        --------
Net increase (decrease)
  from investment
  operations ....................          1.81           (1.17)
                                       --------        --------
Dividends from net
  investment income .............         (0.26)          (0.11)

Distributions from
  net realized gains
  from investment
  transactions ..................         (1.23)             --
                                       --------        --------
Total dividends and
  distributions to
  shareholders ..................         (1.49)          (0.11)
                                       --------        --------
Net asset value,
  end of period .................      $  11.59        $  11.27
                                       ========        ========
Total investment return (1) .....         16.42%          (9.41)%
                                       ========        ========
Ratios/supplemental data:
Net assets, end
  of period (000's) .............      $    519        $    175

Expenses to average
  net assets, net of
  waivers from adviser (3) ......          0.96%           0.89%*

Net investment income
  to average net assets,
  net of waivers from
  adviser (3) ...................          2.11%           2.48%*
Portfolio turnover rate .........           234%            190%

--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                              FINANCIAL HIGHLIGHTS
                                  (continued)

--------------------------------------------------------------------------------



PAINEWEBBER TACTICAL ALLOCATION FUND

                                                                                    CLASS A
                                                     ----------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                       1999           1998            1997            1996          1995**
                                                     --------        --------       --------        --------       --------

Net asset value, beginning of period ..........      $  23.55        $  22.23       $  16.15        $  14.86       $  13.78
                                                     --------        --------       --------        --------       --------
Net investment income (loss) ..................          0.15            0.15           0.18@           0.18           0.22
Net realized and unrealized gains
  from investments ............................          8.84            1.47           6.12@           2.31           2.05
                                                     --------        --------       --------        --------       --------
Net increase from investment operations .......          8.99            1.62           6.30            2.49           2.27
                                                     --------        --------       --------        --------       --------
Dividends from net
  investment income ...........................         (0.17)          (0.12)         (0.14)          (0.14)         (0.22)
Distributions from net realized gains
   from investments transactions ..............         (0.58)          (0.18)         (0.08)          (1.06)         (0.97)
                                                     --------        --------       --------        --------       --------
Total dividends and distributions
  to shareholders .............................         (0.75)          (0.30)         (0.22)          (1.20)         (1.19)
                                                     --------        --------       --------        --------       --------
Net asset value, end of period ................        $31.79        $  23.55       $  22.23        $  16.15       $  14.86
                                                     ========        ========       ========        ========       ========

Total investment return(1) ....................         38.65%           7.31%         39.26%          17.35%         18.43%
                                                     ========        ========       ========        ========       ========
Ratios/supplemental data:
Net assets, end of period (000's) .............      $702,580        $340,245       $170,759        $ 23,551         $1,944
Expenses to average  net assets,
  net of waivers from adviser(2) ..............          0.84%           0.95%          0.99%           1.17%          1.46%
Net investment income (loss) to average net
  assets, net of waivers from adviser(2) ......          0.56%           0.74%          0.88%           1.12%          1.60%
Portfolio turnover rate .......................             6%             33%             6%              6%            53%


----------
  + Commencement of issuance of shares.
  * Annualized.
 ** Investment advisory functions for the fund were transferred from Kidder,
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.
  @ Calculated using the average shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A, B and C shares would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) During the year ended August 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.
  # Actual amount is less than $0.005.


--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------

PaineWebber Balanced Fund                   PaineWebber Tactical Allocation Fund


                              FINANCIAL HIGHLIGHTS
                                  (continued)
--------------------------------------------------------------------------------



                                                                                    CLASS B
                                                     -------------------------------------------------------
                                                                                                    FOR THE
                                                                                                    PERIOD
                                                               FOR THE YEARS ENDED                JANUARY 30,
                                                                    AUGUST 31,                      1996+ TO
                                                     ---------------------------------------       AUGUST 31,
                                                       1999           1998            1997            1996
                                                     --------        --------       --------        --------

Net asset value, beginning of period ..........      $  23.32        $  22.08       $  16.13        $  15.54
                                                     --------        --------       --------        --------
Net investment income (loss) ..................         (0.04)           0.00           0.03@           0.02
Net realized and unrealized gains
  from investments ............................          8.73            1.43           6.09@           0.57
                                                     --------        --------       --------        --------

Net increase from investment operations .......          8.69            1.43           6.12            0.59
                                                     --------        --------       --------        --------
Dividends from net investment income ..........         (0.02)          (0.01)         (0.09)             --
Distributions from net realized gains
  from investments transactions ...............         (0.58)          (0.18)         (0.08)             --
                                                     --------        --------       --------        --------
Total dividends and distributions
  to shareholders .............................         (0.60)          (0.19)         (0.17)           0.00
                                                     --------        --------       --------        --------
Net asset value, end of period ................      $  31.41        $  23.32       $  22.08        $  16.13
                                                     ========        ========       ========        ========

Total investment return(1) ....................         37.61%           6.49%         38.14%           3.80%
                                                     ========        ========       ========        ========
Ratios/supplemental data:
Net assets, end of period (000's) .............      $964,933        $483,068       $239,836        $ 28,495
Expenses to average net assets,
  net of waivers from adviser(2) ..............          1.59%           1.71%          1.74%           1.84%*
Net investment income (loss) to average net
  assets, net of waivers from adviser (2) .....         (0.20)%         (0.02)%         0.13%           0.47%*
Portfolio turnover rate .......................             6%             33%             6%              6%




                                                                                    CLASS C
                                                     ----------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                       1999           1998            1997            1996          1995**
                                                     --------        --------       --------        --------       --------
Net asset value, beginning of period ..........      $  23.45        $  22.18       $  16.12        $  14.87       $  13.78
                                                     --------        --------       --------        --------       --------
Net investment income (loss) ..................         (0.06)          (0.01)          0.03@           0.06           0.12
Net realized and unrealized gains
  from investments ............................          8.79            1.45           6.11@           2.32           2.06
                                                     --------        --------       --------        --------       --------

Net increase from investment operations .......          8.73            1.44           6.14            2.38           2.18
                                                     --------        --------       --------        --------       --------
Dividends from net investment income ..........         (0.00)#            --             --           (0.07)         (0.12)
Distributions from net realized gains
  from investments transactions ...............         (0.58)          (0.17)         (0.08)          (1.06)         (0.97)
                                                     --------        --------       --------        --------       --------
Total dividends and distributions
  to shareholders .............................         (0.58)          (0.17)         (0.08)          (1.13)         (1.09)
                                                     --------        --------       --------        --------       --------
Net asset value, end of period ................      $  31.60        $  23.45       $  22.18        $  16.12       $  14.87
                                                     ========        ========       ========        ========       ========

Total investment return(1) ....................         37.58%           6.49%         38.20%          16.52%         17.57%
                                                     ========        ========       ========        ========       ========
Ratios/supplemental data:
Net assets, end of period (000's) .............      $738,781        $397,767       $233,044        $ 73,630       $ 48,105
Expenses to average net assets,
  net of waivers from adviser(2) ..............          1.60%           1.70%          1.75%           1.95%          2.22%
Net investment income (loss) to average net
  assets,  net of waivers from adviser(2) .....         (0.20)%         (0.01)%         0.14%           0.35%          0.86%
Portfolio turnover rate .......................             6%             33%             6%              6%            53%





                                                                                    CLASS Y
                                                     ----------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                       1999           1998            1997            1996          1995**
                                                     --------        --------       --------        --------       --------
Net asset value, beginning of period ..........      $  23.68        $  22.33       $  16.20        $  14.88       $  13.79
                                                     --------        --------       --------        --------       --------
Net investment income (loss) ..................          0.22            0.21           0.23@           0.30           0.23
Net realized and unrealized gains
  from investments ............................          8.91            1.49           6.13@           2.24           2.09
                                                     --------        --------       --------        --------       --------
Net increase from investment operations .......          9.13            1.70           6.36            2.54           2.32
                                                     --------        --------       --------        --------       --------
Dividends from net investment income ..........         (0.24)          (0.17)         (0.15)          (0.16)         (0.26)
Distributions from net realized gains
  from investments transactions ...............         (0.58)          (0.18)         (0.08)          (1.06)         (0.97)
                                                     --------        --------       --------        --------       --------
Total dividends and distributions
  to shareholders .............................         (0.82)          (0.35)         (0.23)          (1.22)         (1.23)
                                                     --------        --------       --------        --------       --------
Net asset value, end of period ................      $  31.99        $  23.68       $  22.33        $  16.20       $  14.88
                                                     ========        ========       ========        ========       ========

Total investment return(1) ....................         39.03%           7.62%         39.55%          17.70%         18.79%
                                                     ========        ========       ========        ========       ========
Ratios/supplemental data:
Net assets, end of period (000's) .............      $129,893        $ 74,872      $  36,467        $ 12,803       $  2,506
Expenses to average net assets, net
  of waivers from adviser(2) ..................          0.58%           0.67%          0.74%           0.95%          1.23%
Net investment income (loss) to average net
  assets, net of waivers from adviser(2) ......          0.82%           1.03%          1.16%           1.38%          1.86%
Portfolio turnover rate .......................             6%             33%             6%              6%            53%




--------------------------------------------------------------------------------
                               Prospectus Page 23


TICKER SYMBOL:        Balanced Fund Class    A: PASAX            Tactical Allocation Fund Class:    A: PWTAX
                                             B: PASBX                                               B: PWTBX
                                             C: PASCX                                               C: KPAAX
                                             Y: None                                                Y: None

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the funds and about the operations of the SEC's Public Reference Room:

o For a fee, by writing to or calling the SEC's Public Reference Room, Washington, D.C. 20549-6009, Telephone:1-800-SEC-0330

o   Free, from the SEC's Internet website at: http://www.sec.gov




Paine Webber Master Series, Inc.
- Paine Webber Balanced Fund
Investment Company Act File No. 811-4448

Paine Webber Investment Trust
- Paine Webber Tactical Allocation Fund
Investment Company Act File No. 811-6292

(C) 1999 PaineWebber Incorporated. All rights reserved. Member SIPC.

--------------------------------------------------------------------------------

PaineWebber

      ===================================================================

      BALANCED

      FUND


                                                            ANNUAL REPORT


      AUGUST 31, 1999

PAINEWEBBER BALANCED FUND                                          ANNUAL REPORT

PERFORMANCE AT A GLANCE
================================================================================

Comparison of the change of a $10,000 investment in PaineWebber Balanced Fund (Class B) and the S&P 500 Index and the Lehman Brothers Intermediate-Term Government/Corporate Bond Index from August 31, 1989 through August 31, 1999

                               [GRAPHIC OMITTED]

Past performance is no guarantee of future performance. The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

--------------------------------------------------------------------------------
The graph depicts the performance of PaineWebber Balanced Fund (Class B) versus the S&P 500 Index and the Lehman Brothers Intermediate-Term
Government/Corporate Bond Index. It is important to note PaineWebber Balanced Fund is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

---------------------------------------------------
AVERAGE ANNUAL % TOTAL RETURN, PERIOD ENDED 8/31/99
---------------------------------------------------

                                     1 Year    5 Years    10 Years    Inception*

Before Deducting       Class A**     16.20%     14.23%        N/A       11.83%
Maximum Sales Charge
                       Class B***    15.28%     13.38%      10.49%       9.76%

                       Class C+      15.34%     13.37%        N/A       11.09%

                       Class Y++     16.42%       N/A         N/A        3.78%


After Deducting        Class A**     10.98%     13.17%        N/A       11.20%
Maximum Sales Charge
                       Class B***    10.28%     13.14%      10.49%       9.76%

                       Class C+      14.34%     13.37%        N/A       11.09%

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception: since commencement of issuance on July 1, 1991 for Class A, December 12, 1986 for Class B, July 2, 1992 for Class C shares and March 26, 1998 for Class Y shares.

** Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

*** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

ANNUAL REPORT

                                                                October 15, 1999

--------------------------------------------------------------------------------
PAINEWEBBER
BALANCED FUND

PROFILE
as of August 31, 1999

Investment Goal: high total return with low volatility

Portfolio Managers: Kirk Barneby, Asset Allocator; Dennis McCauley, Fixed Income Sector; Mark Tincher, Equity Sector; Susan Ryan, Money Market Sector; Mitchell Hutchins Asset Management Inc.

Commencement: July 1, 1991 (Class A); December 12, 1986 (Class B); July 2, 1992 (Class C); March 26, 1998 (Class Y)

Dividend Payments: semiannually
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Balanced Fund (the "Fund") for the fiscal year ended August 31, 1999.

MARKET REVIEW
================================================================================

[GRAPHIC OMITTED] For most of 1998 and the first quarter of 1999 the market was very narrow, focused on large-capitalization growth companies. This was a highly unusual situation and we expected conditions to return to normal--i.e., near parity between growth and value styles. The market did briefly turn around in the second quarter, but only the deepest of the "deep value" stocks benefited before investors got concerned about the surge in commodity prices, and narrowness returned. However, for the 12 months ended August 31, 1999, the S&P 500 Index gained 39.81%.

Despite gains in the broad market, individual stock performance varied widely. About two thirds of the stocks traded on the New York Stock Exchange have actually posted losses year to date. The market weakened at the end of the Fund's fiscal year, as investors became concerned about the possibility of the Federal Reserve again raising short-term interest rates. Technology and consumer cyclicals were the strongest sectors; the weakest sectors included healthcare, utilities and capital goods.

OUTLOOK
================================================================================

[GRAPHIC OMITTED] We expect gross domestic product growth of around 3.80% for 1999, and about 2.90% growth for 2000. Our outlook calls for 2.25% inflation for calendar year 1999, and about the same or slightly higher for calendar year 2000. We expect the yield on the long bond (30-year Treasury) to stay close to 6.10% for the rest of 1999, and to retreat below 6.00% in 2000. Overseas growth does not seem strong enough to raise inflationary expectations to a great degree, but should allow companies to maintain profitability.

PORTFOLIO HIGHLIGHTS
================================================================================

[GRAPHIC OMITTED] The Fund employs a disciplined, model-based approach to calculate expected returns for U.S. stocks, bonds and cash. Based on an assessment of key economic variables such as interest rates, economic growth and inflation, as well as fundamental valuation techniques, the Fund seeks to determine whether the expected return from stocks is sufficient to

PAINEWEBBER BALANCED FUND                                          ANNUAL REPORT

offset the additional risk when compared to bonds and "risk-free" cash investments (U.S. Treasury bills). Fund assets are allocated according to the model, with a minimum of 25% of net assets in bonds or cash at all times.

--------------------------------------------------------------------------------
PAINEWEBBER BALANCED FUND

Top Five Equity Sectors*
As of 8/31/99

   [The following table was depicted as a bar chart in the printed material.]

                          Consumer Cyclicals       14.2%
                          Technology               10.4%
                          Financial                 7.3%
                          Healthcare                4.7%
                          Utilities                 4.7%

As of 2/28/99

   [The following table was depicted as a bar chart in the printed material.]

                          Consumer Cyclicals       14.4%
                          Technology                8.2%
                          Financial                 7.7%
                          Healthcare                5.9%
                          Utilities                 4.3%
--------------------------------------------------------------------------------

CHARACTERISTICS*

                                            8/31/99              2/28/99
      ------------------------------------------------------------------
      Total Net Assets ($mm)                 $245.8              $255.9
      Number of Securities                      164                 150
      Dividend Yield                          2.52%               2.77%
      Stocks                                  55.2%               45.6%
      Bonds                                   32.7%               41.1%
      Cash & Cash Equivalents                 12.1%               13.3%
      ------------------------------------------------------------------

In our asset allocation analysis, expectations for stocks improved during the last six months of the fiscal year, and expectations for bonds deteriorated. Therefore, the Fund reversed its underweighting in stocks and overweighting in bonds from the end of the last reporting period. As of fiscal year-end, the Fund was slightly overweighted in stocks, underweighted in bonds and overweighted in cash (see table above).

TOP TEN EQUITY HOLDINGS*

      As of 8/31/99                      As of 2/28/99
      ------------------------------------------------------------------
      Cisco Systems, Inc.        1.7     MCI WorldCom Inc.           1.4
      United Technologies Corp.  1.6     United Technologies Corp.   1.2
      Tyco International Ltd.    1.6     The Chase Manhattan Corp.   1.1
      The Chase Manhattan Corp.  1.5     Dayton Hudson Corp.         1.0
      Applied Materials, Inc.    1.4     Cisco Systems, Inc.         0.9
      Unisys Corp.               1.3     BP Amoco plc ADR            0.9
      Biogen Inc.                1.2     Lucas Varity plc ADR        0.9
      Dayton Hudson Corp.        1.2     Tyco International Ltd.     0.9
      JDS Uniphase Corp.         1.2     Biogen Inc.                 0.9
      Microsoft Corp.            1.1     Applied Materials, Inc.     0.8
      ------------------------------------------------------------------

The Balanced Fund's performance standard over time is a portfolio that is allocated 60% of the time to stocks, 35% of the time to bonds and 5% of the time to cash. As of this writing (late September 1999) the models are suggesting, on a risk-adjusted basis, that both stocks and bonds continue to be attractive relative to cash. As of this writing, the Fund's equity weighting is at a neutral position--where we would expect to be on average over time. The Balanced Fund is now positioned at a 40%

* Weightings represent percentages of portfolio assets as of August 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL FUND

weighting in fixed income, in contrast to its long run, or expected weighting of about 35%. On a risk-adjusted basis, the models prefer bonds to cash enough that we have slightly overweighted our bond position by 5%.

While we are positive on both markets relative to their long-term historical risk/return profiles, we think bonds are a little more attractive and as a result, we have a slight overweighting in them. We are neutral on stocks. This does not mean we think the outlook for stocks is bearish--rather, we believe that on a risk-adjusted basis the outlook for stocks is consistent with their longer term or average return to investors. Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a Quarterly Review on PaineWebber Balanced Fund or another fund in the PaineWebber Family of Funds, (1) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          Brian M. Storms
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ T. Kirkham Barneby                   /s/ Dennis L. McCauley

T. KIRKHAM BARNEBY                       DENNIS L. MCCAULEY
Managing Director and                    Managing Director and Chief Investment
Chief Investment Officer --              Officer -- Fixed Income
Quantitative Investments                 Mitchell Hutchins Asset Management Inc.
Mitchell Hutchins Asset Management Inc.


/s/ Mark A. Tincher                      /s/ SUSAN P. RYAN

MARK A. TINCHER                          SUSAN P. RYAN
Managing Director and Chief Investment   Senior Vice President
Officer -- Equities                      Mitchell Hutchins Asset Management Inc.
Mitchell Hutchins Asset Management Inc.

* Weightings represent percentages of portfolio assets as of August 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

      This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

PAINEWEBBER BALANCED FUND

PERFORMANCE RESULTS (UNAUDITED)

                                          Net Asset Value                              Total Return(1)
                             ------------------------------------------     ------------------------------------
                                                                              12 Months              6 months
                             08/31/99         02/28/99         08/31/98     Ended 08/31/99        Ended 08/31/99
----------------------------------------------------------------------------------------------------------------
Class A Shares                $11.60           $11.57           $11.27           16.20%                1.09%
----------------------------------------------------------------------------------------------------------------
Class B Shares                 11.84            11.81            11.48           15.28                 0.74
----------------------------------------------------------------------------------------------------------------
Class C Shares                 11.60            11.58            11.28           15.34                 0.72
----------------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                                 Net Asset Value
                             ------------------------       Capital Gains     Dividends               Total
Period Covered               Beginning         Ending        Distributed         Paid               Return(1)
----------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91             $10.09           $11.02               --         $0.2293                11.53%
----------------------------------------------------------------------------------------------------------------
1992                           11.02            11.24               --          0.3414                 5.18
----------------------------------------------------------------------------------------------------------------
1993                           11.24            11.94          $0.7771          0.2510                15.63
----------------------------------------------------------------------------------------------------------------
1994                           11.94             9.32           1.2011          0.2311                (9.88)
----------------------------------------------------------------------------------------------------------------
1995                            9.32            10.41           0.7468          0.3100                23.13
----------------------------------------------------------------------------------------------------------------
1996                           10.41            10.61           1.0303          0.2516                14.74
----------------------------------------------------------------------------------------------------------------
1997                           10.61            11.38           1.5503          0.2205                24.57
----------------------------------------------------------------------------------------------------------------
1998                           11.38            12.00           1.2252          0.2196                18.95
----------------------------------------------------------------------------------------------------------------
01/01/99-08/31/99              12.00            11.60               --          0.0984                (2.53)
----------------------------------------------------------------------------------------------------------------
                                                       Totals: $6.5308         $2.1529
----------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Return as of 08/31/99: 149.44%
----------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                                 Net Asset Value
                             ------------------------       Capital Gains     Dividends               Total
Period Covered               Beginning         Ending        Distributed        Paid                 Return(1)
----------------------------------------------------------------------------------------------------------------
12/12/86-12/31/86             $10.00            $9.76               --              --                (2.40)%
----------------------------------------------------------------------------------------------------------------
1987                            9.76             9.27          $0.1687         $0.4407                 1.21
----------------------------------------------------------------------------------------------------------------
1988                            9.27             9.79               --          0.5225                11.34
----------------------------------------------------------------------------------------------------------------
1989                            9.79            10.03           0.1286          0.6768                10.84
----------------------------------------------------------------------------------------------------------------
1990                           10.03             9.60           0.0021          0.6200                 1.95
----------------------------------------------------------------------------------------------------------------
1991                            9.60            11.01               --          0.3478                18.52
----------------------------------------------------------------------------------------------------------------
1992                           11.01            11.28               --          0.2146                 4.46
----------------------------------------------------------------------------------------------------------------
1993                           11.28            12.02           0.7771          0.1173                14.66
----------------------------------------------------------------------------------------------------------------
1994                           12.02             9.43           1.2011          0.1189               (10.51)
----------------------------------------------------------------------------------------------------------------
1995                            9.43            10.57           0.7468          0.2049                22.23
----------------------------------------------------------------------------------------------------------------
1996                           10.57            10.79           1.0303          0.1632                13.81
----------------------------------------------------------------------------------------------------------------
1997                           10.79            11.61           1.5503          0.1213                23.63
----------------------------------------------------------------------------------------------------------------
1998                           11.61            12.26           1.2252          0.1331                18.02
----------------------------------------------------------------------------------------------------------------
01/01/99-08/31/99              12.26            11.84               --          0.0586                (2.96)
----------------------------------------------------------------------------------------------------------------
                                                       Totals: $6.8302         $3.7397
----------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Return as of 08/31/99: 227.20%
----------------------------------------------------------------------------------------------------------------

Performance Summary Class C Shares

                                  Net Asset Value
                             ------------------------       Capital Gains      Dividends              Total
Period Covered               Beginning         Ending        Distributed         Paid                Return(1)
----------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92             $10.86           $11.25               --         $0.1619                 5.08%
----------------------------------------------------------------------------------------------------------------
1993                           11.25            11.94          $0.7771          0.1728                14.79
----------------------------------------------------------------------------------------------------------------
1994                           11.94             9.35           1.2011          0.1313               (10.48)
----------------------------------------------------------------------------------------------------------------
1995                            9.35            10.45           0.7468          0.2188                22.15
----------------------------------------------------------------------------------------------------------------
1996                           10.45            10.65           1.0303          0.1708                13.86
----------------------------------------------------------------------------------------------------------------
1997                           10.65            11.42           1.5503          0.1343                23.61
----------------------------------------------------------------------------------------------------------------
1998                           11.42            12.02           1.2252          0.1496               (18.04)
----------------------------------------------------------------------------------------------------------------
01/01/99-08/31/99              12.02            11.60               --          0.0641                (2.97)
----------------------------------------------------------------------------------------------------------------
                                                       Totals: $6.5308         $1.2036
----------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Return as of 08/31/99: 112.61%
----------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BALANCED FUND

PORTFOLIO OF INVESTMENTS                                         AUGUST 31, 1999

   Number of
     Shares                                                         Value
-----------------                                                -----------

COMMON STOCKS -- 59.22%

Airlines -- 0.65%
     31,400      Delta Air Lines, Inc. ........................  $ 1,595,513
                                                                 -----------
Alcohol -- 0.28%
      8,900      Anheuser-Busch Companies, Inc. ...............      685,300
                                                                 -----------
Apparel, Retail -- 1.17%
     99,200      TJX Companies, Inc. ..........................    2,864,400
                                                                 -----------
Apparel, Textiles -- 0.62%
     17,800      Tommy Hilfiger Corp.* ........................      604,088
     38,400      Westpoint Stevens Inc. .......................      921,600
                                                                 -----------
                                                                   1,525,688
                                                                 -----------
Banks -- 2.35%
     30,774      Bank of New York Co. Inc. ....................    1,100,171
     47,800      The Chase Manhattan Corp. ....................    4,000,262
     20,200      Mellon Bank Corp. ............................      674,175
                                                                 -----------
                                                                   5,774,608
                                                                 -----------
Beverages & Tobacco -- 0.29%
     37,800      Pepsi Bottling Group Inc. ....................      715,838
                                                                 -----------
Cable -- 1.24%
     28,800      JDS Uniphase Corp.*(1). ......................    3,054,600
                                                                 -----------
Chemicals -- 0.34%
      7,400      Dow Chemical Co. .............................      840,825
                                                                 -----------
Computer Hardware -- 3.47%
     67,300      Cisco Systems, Inc.* .........................    4,563,781
     27,100      Dell Computer Corp.* .........................    1,322,819
     21,200      IBM Corp. ....................................    2,640,725
                                                                 -----------
                                                                   8,527,325
                                                                 -----------
Computer Software -- 3.48%
     10,100      BMC Software, Inc.* ..........................      543,506
     23,100      Compuware Corp.* .............................      697,331
     32,600      Microsoft Corp.* .............................    3,017,538
     46,000      Sterling Software Inc.* ......................      925,750
     78,600      Unisys Corp.* ................................    3,379,800
                                                                 -----------
                                                                   8,563,925
                                                                 -----------
Construction -- 0.26%
     23,300      Lafarge Corp. ADR ............................  $   640,750
                                                                 -----------
Consumer Durables -- 0.64%
     25,000      Maytag Corp. .................................    1,565,625
                                                                 -----------
Defense/Aerospace -- 0.68%
     27,100      Allied-Signal, Inc. ..........................    1,659,875
                                                                 -----------
Diversified Retail -- 2.69%
     55,800      Dayton Hudson Corp. ..........................    3,236,400
     23,900      Family Dollar Stores Inc. ....................      470,531
     46,100      Federated Department Stores, Inc.* ...........    2,120,600
     17,500      Walmart Stores, Inc. .........................      775,469
                                                                 -----------
                                                                   6,603,000
                                                                 -----------
Drugs & Medicine -- 2.74%
     42,700      Biogen Inc.*(1) ..............................    3,277,225
      2,100      Elan Corp. PLC, ADR*(1) ......................       67,331
      8,000      Pharmacia & Upjohn, Inc. ADR .................      418,000
     34,600      Schering-Plough Corp. ........................    1,818,663
     17,300      Warner Lambert Co. ...........................    1,146,125
                                                                 -----------
                                                                   6,727,344
                                                                 -----------
Electric Utilities -- 1.59%
     17,200      Consolidated Edison Co. of New York Inc.(1) ..      756,800
     20,300      Duke Energy Corp. ............................    1,167,250
     47,800      Energy East Corp.* ...........................    1,195,000
     34,400      Utilicorp United Inc. ........................      797,650
                                                                 -----------
                                                                   3,916,700
                                                                 -----------
Energy Reserves & Production -- 1.82%
     18,900      Mobil Corp. ..................................    1,934,888
     40,900      Royal Dutch Petroleum Co. ADR ................    2,530,687
                                                                 -----------
                                                                   4,465,575
                                                                 -----------
Financial Services -- 0.54%
     18,200      Marsh & McLennan Companies, Inc. .............    1,325,188
                                                                 -----------
Food Retail -- 0.79%
     83,900      Kroger Co.* ..................................    1,940,187
                                                                 -----------

PAINEWEBBER BALANCED FUND

   Number of
     Shares                                                         Value
-----------------                                                -----------

COMMON STOCKS--(continued)

Forest Products, Paper -- 1.94%
     13,400      Champion International Corp. .................  $   737,000
     46,200      Fort James Corp.(1) ..........................    1,489,950
     37,200      Georgia-Pacific Corp. ........................    1,539,150
     17,800      Weyerhaeuser Co.(1) ..........................    1,001,250
                                                                 -----------
                                                                   4,767,350
                                                                 -----------
Gas Utility -- 0.38%
     15,950      Columbia Gas System Inc. .....................      942,047
                                                                 -----------
Household Products -- 0.68%
     37,900      Avon Products, Inc. ..........................    1,662,862
                                                                 -----------
Industrial Parts -- 4.21%
     13,100      American Standard Companies Inc.* ............      537,100
     41,200      Ingersoll Rand Co. ...........................    2,621,350
     68,300      Mettler Toledo International Inc.* ...........    1,818,487
     12,069      SPX Corp.* ...................................    1,022,848
     65,600      United Technologies Corp.(1) .................    4,337,800
                                                                 -----------
                                                                  10,337,585
                                                                 -----------
Industrial Services/Supplies -- 1.83%
     14,167      Delphi Automotive Systems Corp. ..............      265,631
     41,900      Tyco International Ltd. ......................    4,244,994
                                                                 -----------
                                                                   4,510,625
                                                                 -----------
Information & Computer Services -- 0.83%
      9,100      Computer Sciences Corp.* .....................      629,606
     32,300      Valassis Communications Inc.* ................    1,413,125
                                                                 -----------
                                                                   2,042,731
                                                                 -----------
Leisure -- 1.07%
     17,361      Eastman Kodak Co. ............................    1,274,948
     55,700      Hasbro, Inc. .................................    1,361,169
                                                                 -----------
                                                                   2,636,117
                                                                 -----------
Life Insurance -- 1.39%
     34,600      American General Corp. .......................    2,456,600
     32,600      Protective Life Corp. ........................      969,850
                                                                 -----------
                                                                   3,426,450
                                                                 -----------
Long Distance & Phone Companies -- 2.79%
     18,100      AT&T Corp. ...................................  $   814,500
     40,000      BellSouth Corp. ..............................    1,810,000
     19,200      GTE Corp. ....................................    1,317,600
     38,400      MCI WorldCom, Inc.* ..........................    2,908,800
                                                                 -----------
                                                                   6,850,900
                                                                 -----------
Media -- 0.81%
     42,200      Comcast Corp., Class A .......................    1,376,775
     23,100      Infinity Broadcasting Corp. Class A*(1) ......      625,144
                                                                 -----------
                                                                   2,001,919
                                                                 -----------
Medical Products -- 1.07%
     31,038      Boston Scientific Corp.* .....................    1,053,352
     43,800      St. Jude Medical, Inc.* ......................    1,587,750
                                                                 -----------
                                                                   2,641,102
                                                                 -----------
Medical Providers -- 0.60%
     20,300      Wellpoint Health Networks, Inc. Class A* .....    1,479,363
                                                                 -----------
Medical - Wholesale Drug Distributors -- 0.67%
     63,800      Amerisource Health Corp. Class A* ............    1,646,837
                                                                 -----------
Mining & Metals -- 0.96%
     17,800      Alcoa, Inc. ..................................    1,149,213
     26,500      Martin Marietta Materials Inc. ...............    1,209,062
                                                                 -----------
                                                                   2,358,275
                                                                 -----------
Motor Vehicles -- 1.66%
     14,000      Borg Warner Automotive, Inc. .................      663,250
     39,600      Ford Motor Co. ...............................    2,064,150
     20,300      General Motors Corp. .........................    1,342,337
                                                                 -----------
                                                                   4,069,737
                                                                 -----------
Oil Refining -- 1.94%
     18,400      Atlantic Richfield Co. .......................    1,618,050
     46,100      Coastal Corp. ................................    1,996,706
     36,800      USX-Marathon Group ...........................    1,145,400
                                                                 -----------
                                                                   4,760,156
                                                                 -----------

PAINEWEBBER BALANCED FUND

   Number of
     Shares                                                         Value
-----------------                                                -----------
COMMON STOCKS--(concluded)

Other Insurance -- 2.00%
     42,500      ACE Ltd. .....................................  $   911,094
     30,500      Ambac Financial Group Inc. ...................    1,610,781
     17,262      American International Group, Inc. ...........    1,599,972
     22,200      Travelers Property Casualty Corp. ............      788,100
                                                                 -----------
                                                                   4,909,947
                                                                 -----------
Publishing -- 0.93%
     42,400      Knight Ridder, Inc. ..........................    2,286,950
                                                                 -----------
Restaurants -- 0.32%
     33,300      Brinker International Inc.* ..................      799,200
                                                                 -----------
Securities & Asset Management -- 1.27%
     17,700      AXA Financial Inc. ...........................    1,092,975
     23,600      Morgan Stanley Dean Witter & Co. .............    2,025,175
                                                                 -----------
                                                                   3,118,150
                                                                 -----------
Semiconductor -- 3.35%
     51,400      Applied Materials, Inc.* .....................    3,652,612
     22,200      Atmel Corp.* .................................      872,738
     23,600      Intel Corp. ..................................    1,939,625
     26,100      Vitesse Semiconductor Corp.* .................    1,774,800
                                                                 -----------
                                                                   8,239,775
                                                                 -----------
Specialty Retail -- 1.97%
    100,800      Office Depot Inc.* ...........................  $ 1,052,100
     36,950      Staples Inc.* ................................      803,662
     64,700      Williams Sonoma Inc.*(1) .....................    2,523,300
     13,479      Zale Corp.* ..................................      467,553
                                                                 -----------
                                                                   4,846,615
                                                                 -----------
Thrift -- 0.33%
     31,200      Greenpoint Financial Corp. ...................      807,300
                                                                 -----------
Tobacco -- 0.27%
     18,000      Philip Morris Companies, Inc. ................      673,875
                                                                 -----------
Wireless Telecommunications -- 0.31%
     19,200      Century Telephone Enterprises, Inc. ..........      754,800
                                                                 -----------
Total Common Stocks (cost -- $122,038,182) ....................  145,562,934
                                                                 -----------

   Principal
    Amount                                                                       Maturity             Interest
     (000)                                                                         Dates                Rates             Value
---------------                                                                 ----------            --------        ------------
CORPORATE BONDS -- 14.53%

Bank -- 0.93%
$     670      Bank One Corp. .............................................       08/01/06              6.875%        $    656,894
    1,700      Providian National Bank ....................................       02/01/04              6.650            1,637,744
                                                                                                                      ------------
                                                                                                                         2,294,638
                                                                                                                      ------------
Beverages & Entertainment -- 0.46%
    1,180      Seagram Joseph E. & Sons Inc. ..............................       12/15/05              6.625            1,125,847
                                                                                                                      ------------
Cable -- 0.32%
      800      TCI Communications Inc. ....................................       05/01/03              6.375              786,658
                                                                                                                      ------------
Financial Services -- 3.04%
    1,915      Associates Corp. NA ........................................       11/01/08              6.250            1,777,137
    1,500      AT&T Capital Corp. .........................................       01/16/01              6.875            1,500,542
    2,600      Ford Motor Credit Co. ...................................... 01/14/03 to 01/12/09   5.800 to 6.000        2,435,729
    1,850      Heller Financial Inc. ......................................       03/19/04              6.000            1,756,834
                                                                                                                      ------------
                                                                                                                         7,470,242
                                                                                                                      ------------
Industrial Services/Supplies -- 0.39%
      965      Tyco International Group SA ................................       06/15/01              6.125              956,016
                                                                                                                      ------------

PAINEWEBBER BALANCED FUND

   Principal
    Amount                                                                       Maturity             Interest
     (000)                                                                         Dates                Rates             Value
---------------                                                                 ----------            --------        ------------
CORPORATE BONDS -- (concluded)

Insurance -- 1.91%
$   2,000      American Re Corp. ..........................................       12/15/26              7.450%        $  1,945,424
      700      Hartford Financial Services Group Inc. .....................       11/01/08              6.375              664,052
      800      Loews Corp.(1) .............................................       12/15/06              6.750              756,958
    1,350      Lumbermans Mutual Casualty Co. .............................       07/01/26              9.150            1,324,723
                                                                                                                      ------------
                                                                                                                         4,691,157
                                                                                                                      ------------
Media -- 0.24%
      620      News America Holdings Inc. .................................       10/17/96              8.250              592,951
                                                                                                                      ------------
Securities & Asset Management -- 3.08%
    2,305      Donaldson Lufkin & Jenrette ................................       04/01/02              5.875            2,247,121
    1,315      FMR Corp. ..................................................       06/15/29              7.570            1,260,407
    1,350      Lehman Brothers Holdings Inc. ..............................       04/01/04              6.625            1,304,528
    1,200      Merrill Lynch & Company Inc. ...............................       02/17/09              6.000            1,081,886
    1,775      Morgan Stanley Group Inc. ..................................       01/20/04              5.625            1,679,145
                                                                                                                      ------------
                                                                                                                         7,573,087
                                                                                                                      ------------
Telecommunications -- 0.87%
    2,345      US West Capital Funding Inc. ...............................       07/15/08              6.375            2,149,980
                                                                                                                      ------------
Tobacco -- 1.16%
    1,850      Philip Morris Companies Inc. ............................... 07/01/08 to 01/15/27   7.650 to 7.750        1,849,916
    1,035      RJ Reynolds Tobacco Holdings Inc. ..........................       05/15/03              7.375            1,010,550
                                                                                                                      ------------
                                                                                                                         2,860,466
                                                                                                                      ------------
Yankee -- 2.13%
      995      Canadian Imperial Bank Commerce ............................       08/01/00             6.200               994,584
    2,000      Household International Netherlands BV .....................       12/01/03             6.200             1,941,846
    1,400      Imperial Tobacco Overseas B V ..............................       04/01/09             7.125             1,310,154
    1,000      Sony Corp. .................................................       03/04/03             6.125               982,417
                                                                                                                      ------------
                                                                                                                         5,229,001
                                                                                                                      ------------
Total Corporate Bonds (cost -- $37,593,179) ...............................                                             35,730,043
                                                                                                                      ------------

CONVERTIBLE BONDS -- 0.55%

Specialty Retail --  0.55%
      500      Home Depot Inc. (cost-- $500,000) ..........................       10/01/01             3.250             1,341,250
                                                                                                                      ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 10.03%

       45      Federal Home Loan Mortgage Corporation .....................       03/18/08             6.220                42,687
    4,230      Federal National Mortgage Association ......................       01/15/09             5.250             3,765,808
    2,570      International Bank For Reconstruction & Development ........       03/17/03              5.625            2,501,769
    5,769      U.S. Treasury Bonds(1) ..................................... 08/15/13 to 02/15/29   5.250 to 12.000       6,676,546
   11,962      U.S. Treasury Notes(1) ..................................... 07/15/02 to 05/15/09   3.625 to 5.500       11,673,794
                                                                                                                      ------------
Total U.S. Government and Agency Obligations (cost -- $25,694,724) ........                                             24,660,604
                                                                                                                      ------------

PAINEWEBBER BALANCED FUND

   Principal
    Amount                                                                       Maturity             Interest
     (000)                                                                         Dates                Rates             Value
---------------                                                                 ----------            --------        ------------
MORTGAGE BACKED SECURITIES -- 9.97%

Collateralized Mortgage Obligation -- 1.56%
$     551      Amresco Commercial Mortgage Funding I Corp., Series
               1997-C1, Class A1 ..........................................       06/17/29             6.730%         $    544,176
      249      CS First Boston Mortgage Securities Corp., Series 1997-2,
               Class A+ ...................................................       06/01/20             7.500               248,459
       53      FDIC REMIC, Series 1994-C1, Class 2A2 ......................       09/25/25             7.850                52,636
      238      FDIC REMIC, Series 1996-C1, Class 1A .......................       05/25/26             6.750               235,864
      250      FNMA REMIC, Series 1996-M6, Class E ........................       09/17/19             7.750               252,720
      478      GMAC Commercial Mortgage Security, Series 1996-C1,
               Class A2A ..................................................       09/15/03             6.790               477,927
    1,400      LB Commercial Conduit Mortgage Trust, Series 1998-C4,
               Class A1B ..................................................       10/15/08             6.210             1,298,808
      174      Morgan Stanley Capital I Inc., Series 1997-C1, Class A1A ...       02/15/20             6.850               173,352
      554      Morgan Stanley Capital I Inc., Series 1997-WF1, Class A1+ ..       10/15/06             6.830               550,960
                                                                                                                      ------------
                                                                                                                         3,834,902
                                                                                                                      ------------
Federal Home Loan Mortgage Corporation -- 0.69%
    1,780      FHLMC 30 Yr TBA ............................................          TBA               6.500             1,685,438
                                                                                                                      ------------
Federal National Mortgage Association -- 6.78%
      557      FNMA .......................................................       09/01/28             6.500               527,747
      835      FNMA ....................................................... 01/01/26 to 02/01/26       7.500               831,782
   12,780      FNMA 30 Yr TBA .............................................          TBA               6.000            11,745,612
    2,720      FNMA 15 Yr TBA .............................................          TBA               6.500             2,641,800
      995      FNMA 30 Yr TBA .............................................          TBA               6.500               941,519
                                                                                                                      ------------
                                                                                                                        16,688,460
                                                                                                                      ------------
Government National Mortgage Association -- 0.94%
    2,223      GNMA .......................................................       11/15/17             8.500             2,307,422
                                                                                                                      ------------
Total Mortgage Backed Securities (cost -- $24,621,094)                                                                  24,516,222
                                                                                                                      ------------

SHORT TERM U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.99%

   10,000      Federal Home Loan Bank Consolidated Discount Notes .........       09/15/99             5.080             9,980,244
   16,000      Federal Home Loan Mortgage Discount Notes ..................       09/16/99             4.950            15,967,000
    5,000      Federal National Mortgage Association Discount Notes .......       09/27/99             5.090             4,981,619
    1,000      Student Loan Marketing Discount Notes ......................       09/02/99             4.980               999,862
                                                                                                                      ------------
Total Short Term U.S. Government Agency Obligations (cost-- $31,928,725) ..                                             31,928,725
                                                                                                                      ------------

Total Investments (cost -- $242,375,904) -- 107.29% .......................                                            263,739,778
Liabilities in excess of other assets -- (7.29)% ..........................                                            (17,924,013)
                                                                                                                      ------------
Net Assets -- 100.00% .....................................................                                           $245,815,765
                                                                                                                      ============

----------
*     Non-Income producing security.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR   American Depository Receipt.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximated principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

REMIC Real Estate Mortgage Investment Conduit.

(1)   Security, or portion thereof, was on loan at August 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES                              AUGUST 31, 1999

Assets

Investments in securities, at value (cost--$242,375,904) .............................................. $263,739,778
Investment of cash collateral for securities loaned (cost--$19,214,874) ...............................   19,214,874
Receivable for investments sold .......................................................................      896,862
Dividends and interest receivable .....................................................................    1,349,895
Receivable for fund shares sold .......................................................................      101,115
Other assets ..........................................................................................       23,549
                                                                                                        ------------
Total assets ..........................................................................................  285,326,073
                                                                                                        ------------

Liabilities

Collateral for securities loaned ......................................................................   19,214,874
Payable for investments purchased .....................................................................   18,867,864
Payable for fund shares repurchased ...................................................................      628,736
Payable to affiliates .................................................................................      249,156
Payable to custodian ..................................................................................      370,202
Accrued expenses and other liabilities ................................................................      179,476
                                                                                                        ------------
Total liabilities .....................................................................................   39,510,308
                                                                                                        ------------

Net Assets

Capital Stock--$0.001 par value .......................................................................  205,287,556
Undistributed net investment income ...................................................................    1,006,149
Accumulated net realized gains from investment transactions ...........................................   18,158,186
Net unrealized appreciation of investments ............................................................   21,363,874
                                                                                                        ------------
Net assets ............................................................................................ $245,815,765
                                                                                                        ============

Class A:

Net assets ............................................................................................ $196,684,251
                                                                                                        ------------
Shares outstanding ....................................................................................   16,956,736
                                                                                                        ------------
Net asset value and redemption value per share ........................................................ $      11.60
                                                                                                        ============
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price) ....... $      12.15
                                                                                                        ============

Class B:

Net assets ............................................................................................ $ 28,718,607
                                                                                                        ------------
Shares outstanding ....................................................................................    2,426,201
                                                                                                        ------------
Net asset value and offering price per share ..........................................................       $11.84
                                                                                                        ============

Class C:

Net assets ............................................................................................ $ 19,893,631
                                                                                                        ------------
Shares outstanding ....................................................................................    1,715,018
                                                                                                        ------------
Net asset value and offering price per share .......................................................... $      11.60
                                                                                                        ============

Class Y:

Net assets ............................................................................................ $    519,276
                                                                                                        ------------
Shares outstanding ....................................................................................       44,788
                                                                                                        ------------
Net asset value and offering price per share .......................................................... $      11.59
                                                                                                        ============

                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED AUGUST 31, 1999

Investment income:

Interest .......................................................................   $  6,055,004
Dividends ......................................................................      1,572,149
                                                                                   ------------
                                                                                      7,627,153
                                                                                   ------------

Expenses:

Investment advisory and administration .........................................      1,890,996
Service fees--Class A ..........................................................        505,425
Service and distribution fees--Class B .........................................        305,401
Service and distribution fees--Class C .........................................        190,716
Transfer agency and service ....................................................        166,820
Custody and accounting .........................................................        153,799
Legal and audit ................................................................         95,725
Reports and notices to shareholders ............................................         73,300
State registration .............................................................         47,056
Directors fees and expenses ....................................................         13,500
Other expenses .................................................................          1,815
                                                                                   ------------
                                                                                      3,444,553
Less: Fee waivers and reimbursements from investment advisor ...................         (1,469)
                                                                                   ------------
Net expenses ...................................................................      3,443,084
                                                                                   ------------

Net investment income ..........................................................      4,184,069
                                                                                   ------------

Realized and unrealized gains from investment activities:

Net realized gains from:
  Investment transactions ......................................................     16,866,913
  Options and futures transactions .............................................      1,406,413

Net change in unrealized appreciation of:
  Investments ..................................................................     13,558,529
  Options ......................................................................         17,487
                                                                                   ------------

Net realized and unrealized gains from investment activities ...................     31,849,342
                                                                                   ------------

Net increase in net assets resulting from operations ...........................   $ 36,033,411
                                                                                   ============

                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the Years Ended August 31,
                                                                                    ------------------------------
                                                                                        1999               1998
                                                                                    -------------    -------------
From operations:

Net investment income ...........................................................   $   4,184,069    $   4,003,592
Net realized gains from investment, option and futures transactions .............      18,273,326       33,245,475
Net change in unrealized appreciation/depreciation of investments and options ...      13,576,016      (29,081,375)
                                                                                    -------------    -------------
Net increase in net assets resulting from operations ............................      36,033,411        8,167,692
                                                                                    -------------    -------------

Dividends and distributions to shareholders from:

Net investment income--Class A ..................................................      (3,728,464)      (3,302,099)
Net investment income--Class B ..................................................        (327,440)        (237,412)
Net investment income--Class C ..................................................        (237,032)        (126,665)
Net investment income--Class Y ..................................................          (7,148)            (803)
Net realized gains from investment transactions--Class A ........................     (19,640,106)     (21,634,316)
Net realized gains from investment transactions--Class B ........................      (2,933,076)      (2,516,998)
Net realized gains from investment transactions--Class C ........................      (1,816,995)      (1,124,576)
Net realized gains from investment transactions--Class Y ........................         (24,554)              --
                                                                                    -------------    -------------
Total dividends and distributions to shareholders ...............................     (28,714,815)     (28,942,869)
                                                                                    -------------    -------------

From capital stock transactions:

Net proceeds from sale of shares ................................................      36,103,042       44,392,815
Cost of shares repurchased ......................................................     (47,257,223)     (34,290,423)
Proceeds from dividends reinvested ..............................................      26,107,944       26,308,838
                                                                                    -------------    -------------
Net increase in net assets from capital stock transactions ......................      14,953,763       36,411,230
                                                                                    -------------    -------------
Net increase in net assets ......................................................      22,272,359       15,636,053

Net assets:

Beginning of year ...............................................................     223,543,406      207,907,353
                                                                                    -------------    -------------
End of year (including undistributed net investment income
  of $1,006,149 and $1,143,945, respectively) ...................................   $ 245,815,765    $ 223,543,406
                                                                                    =============    =============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      PaineWebber Master Series, Inc. ("Master Series") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company which currently offers two series of shares: PaineWebber Balanced Fund (the "Fund") and PaineWebber Money Market Fund. The financial statements for PaineWebber Money Market Fund are not included herein.

      The Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that Class A, Class B and Class C each have exclusive voting rights with respect to their service and/or distribution plan.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser, administrator, and distributor of the Fund, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgment of Mitchell Hutchins. When market quotations are not readily available, securites are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by, or under the direction of, the Master Series' Board of Directors. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board of Directors determines that this does not represent fair value.

      Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      Futures Contracts--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Fund primarily uses financial futures contracts for hedging or to manage the average duration of the Fund's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

      Option Writing--When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

      Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

NOTES TO FINANCIAL STATEMENTS

WRITTEN OPTION ACTIVITY

      Transactions in options written for the year ended August 31, 1999 were as follows:

                                                            Number of
                                                             Options   Premiums
                                                            --------- ---------
      Options outstanding at August 31, 1998 ..............     50    $  12,982
      Options written .....................................    426    $ 224,507
      Options terminated in closing purchase transactions..   (413)   $(239,978)
      Options expired .....................................    (63)   $   2,489
                                                              ----    ---------
      Options outstanding at August 31, 1999 ..............      0    $       0
                                                              ====    =========

INVESTMENT ADVISER AND ADMINISTRATOR

      The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                 Annual
      Average Daily Net Assets                                    Rate
      ------------------------                                   ------
      Up to $500 million ......................................  0.750%
      In excess of $500 million up to $1.0 billion ............  0.725
      In excess of $1.0 billion up to $1.5 billion ............  0.700
      In excess of $1.5 billion up to $2.0 billion ............  0.675
      Over $2.0 billion .......................................  0.650

      At August 31, 1999, the Fund owed Mitchell Hutchins $159,413 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended August 31, 1999, Mitchell Hutchins waived $1,469.

      For the year ended August 31, 1999, the Fund paid $14,808 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS

      Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At August 31, 1999, the Fund owed Mitchell Hutchins $84,754 in service and distribution fees.

      Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended August 31, 1999, it received $177,736 in sales charges.

NOTES TO FINANCIAL STATEMENTS

SECURITY LENDING

      The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $17,852 as compensation from the Fund for the year ended August 31, 1999. At August 31, 1999, the Fund owed PaineWebber $4,989 in security lending fees. For the year ended August 31, 1999 the Fund earned $52,381 as compensation from securities lending transactions net of fees, rebates and expenses.

      At August 31, 1999, the Fund had securities on loan having a market value of $18,296,716. The Fund's custodian held cash having an aggregate value of $19,214,874 as collateral for portfolio securities loaned which was invested as follows:

 Number of
 Shares/Par                                                                                              Value
-----------                                                                                          -----------
  5,000,000   Cayman Islands Bank Certificate of Deposit, 5.563% due 09/01/99 .....................  $ 5,000,000
      3,084   Janus Investment Money Market Fund ..................................................        3,084
  2,337,024   Liquid Assets Portfolio .............................................................    2,337,024
 10,943,839   MH Private Money Market Fund LLC ....................................................   11,865,089
      9,677   Prime Portfolio .....................................................................        9,677
                                                                                                     -----------
              Total investments of cash collateral for securities loaned (cost--$19,214,874) ......  $19,214,874
                                                                                                     ===========

BANK LINE OF CREDIT

      The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 1999, the Fund did not borrow under the Facility.

TRANSFER AGENCY RELATED SERVICE FEES

      PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended August 31, 1999, PaineWebber received approximately 55% of the total service fees collected by PFPC, Inc.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at August 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS

      At August 31, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost) .........  $ 29,420,752
Gross depreciation (investments having an excess of cost over value) .........    (8,056,878)
                                                                                ------------
Net unrealized appreciation of investments ...................................  $ 21,363,874
                                                                                ============

      For the year ended August 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $546,570,570 and $554,250,688, respectively.

FEDERAL TAX STATUS

      The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

      To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended August 31, 1999, undistributed net investment income was decreased by $21,781, accumulated net realized gains from investment transactions were decreased by $2,737,619 and capital stock was increased by $2,759,400 for redemptions utilized as distributions for federal income tax purposes.

CAPITAL STOCK

      There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 4 billion is allocated to Balanced Fund. Transactions in shares of common stock were as follows:

For the Year Ended                Class A                     Class B                    Class C                   Class Y
  August 31, 1999:        ------------------------    -----------------------     ---------------------     --------------------
                            Shares       Amount         Shares       Amount        Shares      Amount        Shares     Amount
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Shares sold ............   1,363,897   $16,172,983      937,633   $11,281,236      688,213   $8,183,147      39,441   $  465,676
Shares repurchased .....  (2,932,983)  (34,741,366)    (608,260)   (7,358,696)    (428,296)  (5,003,022)    (12,955)    (154,139)
Dividends reinvested ...   1,886,980    21,391,988      245,010     2,837,840      162,571    1,846,494       2,785       31,622
Shares converted from
  Class B to Class A ...     459,550     5,425,191     (450,660)   (5,425,191)          --           --          --           --
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Net increase ...........     777,444   $ 8,248,796      123,723    $1,335,189      422,488   $5,026,619      29,271   $  343,159
                          ==========   ===========    =========   ===========     ========  ===========     =======   ==========

For the Year Ended                Class A                     Class B                    Class C                   Class Y
  August 31, 1998:        ------------------------    -----------------------     ---------------------     --------------------
                            Shares       Amount         Shares       Amount        Shares      Amount        Shares     Amount
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Shares sold ............   1,263,207   $15,579,179    1,298,840   $16,390,056      980,331  $12,228,828      15,473   $  194,752
Shares repurchased .....  (1,907,300)  (23,733,561)    (354,528)   (4,507,312)    (486,939)  (6,049,297)        (21)        (253)
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Dividends reinvested ...   2,052,585    22,750,251      215,129     2,429,905      101,409    1,127,879          65          803
Shares converted from
  Class B to Class A ...     661,504     8,252,506     (650,161)   (8,252,506)          --           --          --           --
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Net increase ...........   2,069,996   $22,848,375      509,280    $6,060,143      594,801   $7,307,410      15,517   $  195,302
                          ==========   ===========    =========   ===========     ========  ===========     =======   ==========

                      This Page Intentionally Left Blank.

PAINEWEBBER BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                    Class A
                                                -------------------------------------------------------------------------------
                                                                                          For the
                                                                                            Six          For the       For the
                                                        For the Years Ended                Months          Year          Year
                                                             August 31,                    Ended          Ended         Ended
                                                ------------------------------------     August 31,    February 29,  February 28,
                                                  1999          1998          1997        1996 (2)         1996          1995
                                                --------      --------      --------      --------       --------      --------
Net asset value, beginning of period ........   $  11.27      $  12.50      $  10.27      $  10.85       $   9.80      $  12.04
                                                --------      --------      --------      --------       --------      --------
Net investment income .......................       0.22++        0.23++        0.23++        0.12++         0.27++        0.26
Net realized and unrealized gains (losses)
  from investments, futures and options .....       1.56++        0.31++        2.79++       (0.12)++        1.84++       (1.07)
                                                --------      --------      --------      --------       --------      --------
Net increase (decrease) from investment
  operations ................................       1.78          0.54          3.02          0.00           2.11         (0.81)
                                                --------      --------      --------      --------       --------      --------
Dividends from net investment income ........      (0.22)        (0.22)        (0.24)        (0.10)         (0.31)        (0.23)
Distributions from net realized gains
  from investment transactions ..............      (1.23)        (1.55)        (0.55)        (0.48)         (0.75)        (1.20)
                                                --------      --------      --------      --------       --------      --------
Total dividends and distributions to
  shareholders ..............................      (1.45)        (1.77)        (0.79)        (0.58)         (1.06)        (1.43)
                                                --------      --------      --------      --------       --------      --------
Net asset value, end of period ..............   $  11.60      $  11.27      $  12.50      $  10.27       $  10.85      $   9.80
                                                ========      ========      ========      ========       ========      ========
Total investment return (1) .................      16.20%         4.69%        30.67%         0.03%         22.08%        (6.02)%
                                                ========      ========      ========      ========       ========      ========
Ratios/supplemental data:
Net assets, end of period (000's) ...........   $196,684      $182,362      $176,403      $157,525       $171,609      $174,761
Expenses to average net assets,
  net of waivers from adviser (3) ...........       1.22%         1.26%         1.46%         1.34%*         1.29%         1.26%
Net investment income to average net
  assets, net of waivers from adviser (3) ...       1.81%         1.88%         2.02%         2.19%*         2.55%         2.41%
Portfolio turnover rate .....................        234%          190%          188%          103%           188%          107%

----------
*     Annualized.

++    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2)   Fiscal year changed to August 31.

(3) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER BALANCED FUND

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                   Class B
                                                -------------------------------------------------------------------------------
                                                                                          For the
                                                                                            Six          For the       For the
                                                        For the Years Ended               Months           Year          Year
                                                             August 31,                    Ended          Ended         Ended
                                                ------------------------------------     August 31,    February 29,  February 28,
                                                  1999          1998          1997        1996 (2)         1996          1995
                                                --------      --------      --------      --------       --------      --------
Net asset value, beginning of period ........   $  11.48      $  12.70      $  10.42      $  11.00       $   9.90      $  12.10
                                                --------      --------      --------      --------       --------      --------
Net investment income .......................       0.13++        0.14++        0.14++        0.08++         0.19++        0.44
Net realized and unrealized gains (losses)
  from investments, futures and options .....       1.59++        0.31++        2.84++       (0.11)++        1.86++       (1.32)
                                                --------      --------      --------      --------       --------      --------
Net increase (decrease) from investment
  operations ................................       1.72          0.45          2.98         (0.03)          2.05         (0.88)
                                                --------      --------      --------      --------       --------      --------
Dividends from net investment income ........      (0.13)        (0.12)        (0.15)        (0.07)         (0.20)        (0.12)
Distributions from net realized gains
  from investment transactions ..............      (1.23)        (1.55)        (0.55)        (0.48)         (0.75)        (1.20)
                                                --------      --------      --------      --------       --------      --------
Total dividends and distributions to
  shareholders ..............................      (1.36)        (1.67)        (0.70)        (0.55)         (0.95)        (1.32)
                                                --------      --------      --------      --------       --------      --------
Net asset value, end of period ..............   $  11.84      $  11.48      $  12.70      $  10.42       $  11.00      $   9.90
                                                ========      ========      ========      ========       ========      ========
Total investment return (1) .................      15.28%         3.87%        29.70%        (0.30)%        21.20%        (6.68)%
                                                ========      ========      ========      ========       ========      ========
Ratios/supplemental data:
Net assets, end of period (000's) ...........   $ 28,719      $ 26,425      $ 22,768      $ 22,307       $ 26,627      $ 37,104
Expenses to average net assets,
  net of waivers from adviser (3) ...........       1.98%         2.03%         2.22%         2.09%*         2.05%         1.98%
Net investment income to average net
  assets, net of waivers from adviser (3) ...       1.04%         1.13%         1.27%         1.43%*         1.81%         1.60%
Portfolio turnover rate .....................        234%          190%          188%          103%           188%          107%

----------
*     Annualized.

++    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2)   Fiscal year changed to August 31.

(3) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER BALANCED FUND

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                     Class C
                                                  ------------------------------------------------------------------------------
                                                                                            For the
                                                                                              Six         For the       For the
                                                          For the Years Ended                Months         Year          Year
                                                              August 31,                     Ended          Ended         Ended
                                                  ------------------------------------     August 31,    February 29,  February 28,
                                                    1999          1998          1997        1996 (2)        1996          1995
                                                  --------      --------      --------      --------      --------      --------
Net asset value, beginning of period ..........   $  11.28      $  12.52      $  10.29      $  10.88      $   9.82      $  12.03
                                                  --------      --------      --------      --------      --------      --------
Net investment income .........................       0.14++        0.14++        0.14++        0.08++        0.19++        0.19
Net realized and unrealized gains (losses)
  from investments, futures and options .......       1.56++        0.31++        2.80++       (0.12)++       1.84++       (1.07)
                                                  --------      --------      --------      --------      --------      --------
Net increase (decrease) from investment
  operations ..................................       1.70          0.45          2.94         (0.04)         2.03         (0.88)
                                                  --------      --------      --------      --------      --------      --------
Dividends from net investment income ..........      (0.15)        (0.14)        (0.16)        (0.07)        (0.22)        (0.13)
Distributions from net realized gains from
  investment transactions .....................      (1.23)        (1.55)        (0.55)        (0.48)        (0.75)        (1.20)
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions to
  shareholders ................................      (1.38)        (1.69)        (0.71)        (0.55)        (0.97)        (1.33)
                                                  --------      --------      --------      --------      --------      --------
Net asset value, end of period ................   $  11.60      $  11.28      $  12.52      $  10.29      $  10.88      $   9.82
                                                  ========      ========      ========      ========      ========      ========
Total investment return (1) ...................      15.34%         3.89%        29.70%        (0.38)%       21.12%        (6.69)%
                                                  ========      ========      ========      ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000's) .............   $ 19,894      $ 14,581      $  8,736      $  6,979      $  7,469      $  8,525
Expenses to average net assets,
  net of waivers from adviser (3) .............       1.95%         2.00%         2.21%         2.09%*        2.08%         2.01%
Net investment income to average net assets,
  net of waivers from adviser (3) .............       1.08%         1.18%         1.27%         1.44%*        1.77%         1.62%
Portfolio turnover rate .......................        234%          190%          188%          103%          188%          107%

                                                          Class Y
                                                  -----------------------
                                                                  For the
                                                  For the         Period
                                                    Year      March 26, 1998+
                                                   Ended          through
                                                 August 31,     August 31,
                                                    1999           1998
                                                  --------       --------
Net asset value, beginning of period ..........   $  11.27       $  12.55
                                                  --------       --------
Net investment income .........................       0.26++         0.11++
Net realized and unrealized gains (losses)
  from investments, futures and options .......       1.55++        (1.28)++
                                                  --------       --------
Net increase (decrease) from investment
  operations ..................................       1.81          (1.17)
                                                  --------       --------
Dividends from net investment income ..........      (0.26)         (0.11)
Distributions from net realized gains from
  investment transactions .....................      (1.23)            --
                                                  --------       --------
Total dividends and distributions to
  shareholders ................................      (1.49)         (0.11)
                                                  --------       --------
Net asset value, end of period ................   $  11.59       $  11.27
                                                  ========       ========
Total investment return (1) ...................      16.42%         (9.41)%
                                                  ========       ========
Ratios/supplemental data:
Net assets, end of period (000's) .............   $    519       $    175
Expenses to average net assets,
  net of waivers from adviser (3) .............       0.96%          0.89%*
Net investment income to average net assets,
  net of waivers from adviser (3) .............       2.11%          2.48%*
Portfolio turnover rate .......................        234%           190%

----------
*     Annualized.

+     Commencement of issuance of shares.

++    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2)   Fiscal year changed to August 31.

(3) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER BALANCED FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of PaineWebber Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Balanced Fund (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
October 25, 1999

PAINEWEBBER BALANCED FUND

TAX INFORMATION (unaudited)

      We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 1999), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund were taxable and are derived from the following sources:

Per Share Data:                                                             Class A     Class B    Class C    Class Y
                                                                            -------     -------    -------    -------
Net investment income* ..................................................   $0.2245     $0.1326    $0.1484    $0.2579
Short-term capital gains* ...............................................    0.2879      0.2879     0.2879     0.2879
Long-term capital gains .................................................    0.9373      0.9373     0.9373     0.9373
Percentage of ordinary income dividends qualifying for the dividends
    received deduction available to corporate shareholders ..............     18.61%      18.61%     18.61%     18.61%

----------
*     Taxable as ordinary income.

      Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

      Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

================================================================================

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Mark A. Tincher
Vice President

Dennis L. McCauley
Vice President

Susan P. Ryan
Vice President

T. Kirkham Barneby
Vice President

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 28 funds which encompass a diversified range of investment goals.

BOND FUNDS

o High Income Fund

o Investment Grade Income Fund

o Low Duration U.S. Government Income Fund

o Strategic Income Fund

o U.S. Government Income Fund

TAX-FREE BOND FUNDS

o California Tax-Free Income Fund

o Municipal High Income Fund

o National Tax-Free Income Fund

o New York Tax-Free Income Fund

STOCK FUNDS

o Financial Services Growth Fund

o Growth Fund

o Growth and Income Fund

o Mid Cap Fund

o Small Cap Fund

o S&P 500 Index Fund

o Strategy Fund

o Tax-Managed Equity Fund

o Utility Income Fund

ASSET ALLOCATION FUNDS

o Balanced Fund

o Tactical Allocation Fund

GLOBAL FUNDS

o Asia Pacific Growth Fund

o Emerging Markets Equity Fund

o Global Equity Fund

o Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

o Aggressive Portfolio

o Moderate Portfolio

o Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

                                   PaineWebber

                    (Copyright) 1999 PaineWebber Incorporated
                                   Member SIPC

--------------------------------------------------------------------------------

  PAINEWEBBER

                                       -----------------------------------------
                                       BALANCED

                                       FUND


                                       AUGUST 31, 1999



                                ANNUAL REPORT

                         PAINEWEBBER MASTER SERIES INC.
                    (ON BEHALF OF PAINEWEBBER BALANCED FUND)

                      PAINEWEBBER MANAGED INVESTMENTS TRUST
                 (ON BEHALF OF PAINEWEBBER UTILITY INCOME FUND)

                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019


                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information relates specifically to the proposed Reorganization whereby PaineWebber Balanced Fund ("Balanced Fund"), a portfolio of PaineWebber Master Series, Inc., would acquire all of the assets of PaineWebber Utility Income Fund ("Utility Income Fund"), a series of PaineWebber Managed Investments Trust, in exchange solely for shares of Balanced Fund and the assumption by Balanced Fund of all of Utility Income Fund's liabilities. This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of Balanced Fund (giving effect to the Reorganization) for the year ended August 31, 1999, and the following described documents, each of which is incorporated by reference herein and accompanies this Statement of Additional Information:

      (1) The Statement of Additional Information of Balanced Fund, dated December 10, 1999;

      (2) The Annual Report to Shareholders of Balanced Fund for the fiscal year ended August 31, 1999;

      (3) The Semi-Annual Report to Shareholders of Utility Income Fund, dated September 30, 1999;

      (4) The Annual Report to Shareholders of Utility Income Fund for the fiscal year ended March 31, 1999.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated ___________, relating to the proposed Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated April [__], 2000.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999 (UNAUDITED)
                                                                       BALANCED              UTILITY INCOME
                                                                         FUND                     FUND                COMBINED
                                                                   ----------------          ---------------       ---------------
ASSETS
Investments in securities, at value (cost - $242,375,904,
  $24,437,227, and $266,813,131, respectively)...................    $263,739,778             $33,458,395            $297,198,173
Investment of cash collateral for securities loaned (cost
  -$19,214,874, $0 and $19,214,874, respectively)...............       19,214,874                       0              19,214,874
Receivable for investments sold.................................          896,862                       0                 896,862
Receivable for fund shares sold.................................          101,115                  18,759                 119,874
Dividends and interest receivable...............................        1,349,895                  68,046               1,417,941
Other assets....................................................           23,549                  67,702                  91,251
                                                                    -------------           -------------           -------------
Total assets....................................................      285,326,073              33,612,902             318,938,975
                                                                    -------------           -------------           -------------
LIABILITIES
Collateral for securities loaned................................       19,214,874                       0              19,214,874
Payable for investments purchased...............................       18,867,864                       0              18,867,864
Payable for fund shares repurchased.............................          628,736                 119,365                 748,101
Payable to affiliates...........................................          249,156                  38,097                 287,253
Payable to custodian............................................          370,202                       0                 370,202
Accrued expenses and other liabilities..........................          179,476                 136,127                 315,603
                                                                    -------------           -------------           -------------
Total liabilities...............................................       39,510,308                 293,589              39,803,897
                                                                    -------------           -------------           -------------
NET ASSETS
Common Stock/Beneficial interest shares of $0.001 par value
  outstanding...................................................      205,287,556              25,352,045             230,639,601
Undistributed  net investment income............................        1,006,149                 153,854               1,160,003
Accumulated net realized gains (losses) from investment
  transactions..................................................       18,158,186              -1,207,753              16,950,433
Net unrealized appreciation of  investments ....................       21,363,874               9,021,167              30,385,041
                                                                    -------------           -------------           -------------
Net assets applicable to shares outstanding.....................     $245,815,765             $33,319,313            $279,135,078
                                                                    =============           =============           =============

  CLASS A:
Net assets  ....................................................     $196,684,251             $16,721,084            $213,405,335
                                                                    -------------           -------------           -------------
Shares outstanding  ............................................       16,956,736               1,196,014              18,398,209
                                                                    -------------           -------------           -------------
Net asset and redemption value per share  ......................           $11.60                  $13.98                  $11.60
                                                                    -------------           -------------           -------------
Maximum  offering  price per share (net asset value plus sales
  charge of 4.50% of offering price)............................           $12.15                  $14.64                  $12.15
                                                                    -------------           -------------           -------------
  CLASS B:
Net assets  ....................................................      $28,718,607              $8,770,251             $37,488,858
                                                                    -------------           -------------           -------------
Shares outstanding  ............................................        2,426,201                 627,389               3,166,932
                                                                    -------------           -------------           -------------
Net asset value and offering price per share....................           $11.84                  $13.98                  $11.84
                                                                    -------------           -------------           -------------
  CLASS C:
Net assets  ....................................................      $19,893,631              $7,744,574             $27,638,205
                                                                    -------------           -------------           -------------
Shares outstanding  ............................................        1,715,018                 555,264               2,382,654
                                                                    -------------           -------------           -------------
Net asset value and offering price per share  ..................           $11.60                  $13.95                  $11.60
                                                                    -------------           -------------           -------------

                                                           Page 1


  CLASS Y:
Net assets  ....................................................         $519,276                 $83,404                $602,680
                                                                    -------------           -------------           -------------
Shares outstanding  ............................................           44,788                   5,986                  51,984
                                                                    -------------           -------------           -------------
Net asset value and offering price per share  ................             $11.59                  $13.93                  $11.59
                                                                    -------------           -------------           -------------

                         See accompanying notes to pro forma financial statements


PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED  AUGUST 31, 1999 (UNAUDITED)


                                                                               UTILITY INCOME
                                                               BALANCED FUND          FUND           ADJUSTMENTS         COMBINED
     INVESTMENT INCOME:
        Interest............................................    $6,055,004         $347,451                  $0       $6,402,455
        Dividend............................................     1,572,149          980,153                   0        2,552,302
                                                               -----------------------------------------------------------------
                                                                 7,627,153        1,327,604                   0        8,954,757
                                                               -----------      -----------         -----------       ----------
     EXPENSES:
        Investment advisory and administration..............     1,890,996          246,711              17,622(a)     2,155,329
        Service fees - Class A .............................       505,425           24,078                   0          529,503
        Service and distribution fees - Class B.............       305,401          177,086                   0          482,487
        Service and distribution fees - Class C.............       190,716           78,670                   0          269,386
        Transfer agency and service.........................       166,820           36,171                   0          202,991
        Custody and accounting..............................       153,799           20,147                   0          173,946
        Legal and audit.....................................        95,725           42,450             -47,450(b)        90,725
        Reports and notices to shareholders.................        73,300           34,055             -25,000(b)        82,355
        State registration fees.............................        47,056           51,766             -40,334(b)        58,488
        Amortization of organizational expenses.............             0           28,193             -28,193(c)             0
        Directors/Trustees' fees............................        13,500            8,395              -8,395(b)        13,500
        Other expenses......................................         1,815              488                   0            2,303
                                                               -----------      -----------         -----------       ----------
                                                                 3,444,553          748,210            -131,750        4,061,013
        Less: Fee waivers from adviser......................        -1,469                0                               -1,469
                                                               -----------      -----------                           ----------
        Net Expenses........................................     3,443,084          748,210                            4,059,544
                                                               -----------      -----------                           ----------
        Net investment income...............................     4,184,069          579,394                            4,895,213
                                                               -----------      -----------                           ----------

     Realized and unrealized  gains (losses) from investment
        transactions:
        Net realized gains (losses) from:
          Investment transactions, futures and options......    18,273,326         -975,966                           17,297,360
        Net change in unrealized appreciation/depreciation of:
          Investments, futures and options..................    13,576,016        2,706,548                           16,282,564
                                                               -----------      -----------                           ----------
     Net realized and unrealized gains from investment
          activities........................................    31,849,342        1,730,582                           33,579,924
                                                               -----------      -----------                           ----------
     Net increase in net assets resulting from operations...   $36,033,411       $2,309,976                          $38,475,137
                                                               ===========      ===========                           ==========

     ------------
     (a) Reflects increase in fees resulting from the higher fee schedule of Balanced Fund.
     (b)  Reflects the  anticipated  savings of the merger.
     (c)  Reflects write-off of unamortized organizational expenses.



                              See accompanying notes to pro forma financial statements

PRO FORMA PORTFOLIO OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)                                                            BALANCED        UTILITY
                                                                                         FUND        INCOME FUND     COMBINED
                                                                                      -----------   --------------  -----------
 Combined
 Number of
  Shares
-----------

           COMMON STOCKS - 63.19%

           Airlines - 0.57%
    31,400 Delta Air Lines, Inc.                                                    $  1,595,513                0 $  1,595,513
                                                                                      -----------   --------------  -----------

           Alcohol - 0.25%
     8,900 Anheuser-Busch Companies, Inc.                                                685,300                0      685,300
                                                                                      -----------   --------------  -----------

           Apparel, Retail - 1.03%
    99,200 TJX Companies, Inc.                                                         2,864,400                0    2,864,400
                                                                                      -----------   --------------  -----------

           Apparel, Textiles - 0.55%
    17,800 Tommy Hilfiger Corp.*                                                         604,088                0      604,088
    38,400 Westpoint Stevens Inc.                                                        921,600                0      921,600
                                                                                      -----------   --------------  -----------

                                                                                       1,525,688                0    1,525,688
                                                                                      -----------   --------------  -----------

           Banks - 2.07%
    30,774 Bank of New York Co. Inc.                                                   1,100,171                0    1,100,171
    47,800 The Chase Manhattan Corp.                                                   4,000,262                0    4,000,262
    20,200 Mellon Bank Corp.                                                             674,175                0      674,175
                                                                                      -----------   --------------  -----------

                                                                                       5,774,608                0    5,774,608
                                                                                      -----------   --------------  -----------

           Beverages & Tobacco - 0.26%
    37,800 Pepsi Bottling Group Inc.                                                     715,838                0      715,838
                                                                                      -----------   --------------  -----------

           Cable - 1.09%
    28,800 JDS Uniphase Corp.*                                                         3,054,600                0    3,054,600
                                                                                      -----------   --------------  -----------

           Chemicals - 0.30%
     7,400 Dow Chemical Co.                                                              840,825                0      840,825
                                                                                      -----------   --------------  -----------

           Computer Hardware - 3.05%
    67,300 Cisco Systems, Inc.*                                                        4,563,781                0    4,563,781
    27,100 Dell Computer Corp.*                                                        1,322,819                0    1,322,819
    21,200 IBM Corp.                                                                   2,640,725                0    2,640,725
                                                                                      -----------   --------------  -----------

                                                                                       8,527,325                0    8,527,325
                                                                                      -----------   --------------  -----------



                                       1

 COMBINED
 NUMBER OF                                                                             BALANCED        UTILITY
  SHARES                                                                                 FUND        INCOME FUND     COMBINED
-----------                                                                           -----------   --------------  -----------





           Computer Software - 3.21%
    10,100 BMC Software, Inc.*                                                           543,506                0      543,506
    23,100 Compuware Corp.*                                                              697,331                0      697,331
     3,000 Covad Communications Group Inc.*                                                    0  $       138,375      138,375
    32,600 Microsoft Corp.*                                                            3,017,538                0    3,017,538
    10,000 Northpoint Communications Holding*                                                  0          264,375      264,375
    46,000 Sterling Software Inc.*                                                       925,750                0      925,750
    78,600 Unisys Corp.*                                                               3,379,800                0    3,379,800
                                                                                      -----------   --------------  -----------

                                                                                       8,563,925          402,750    8,966,675
                                                                                      -----------   --------------  -----------

           Construction - 0.29%
    23,300 Lafarge Corp.                                                                 640,750                0      640,750
     8,364 Reckson Associates Realty Corporation                                               0          181,917      181,917
                                                                                      -----------   --------------  -----------

                                                                                         640,750          181,917      822,667
                                                                                      -----------   --------------  -----------

           Consumer Durables - 0.56%
    25,000 Maytag Corp.                                                                1,565,625                0    1,565,625
                                                                                      -----------   --------------  -----------

           Defense &  Aerospace - 0.59%
    27,100 Allied-Signal, Inc.                                                         1,659,875                0    1,659,875
                                                                                      -----------   --------------  -----------

           Diversified Retail - 2.37%
    55,800 Dayton Hudson Corp.                                                         3,236,400                0    3,236,400
    23,900 Family Dollar Stores Inc.                                                     470,531                0      470,531
    46,100 Federated Department Stores, Inc.*                                          2,120,600                0    2,120,600
    17,500 Wal-Mart Stores, Inc.                                                         775,469                0      775,469
                                                                                      -----------   --------------  -----------

                                                                                       6,603,000                0    6,603,000
                                                                                      -----------   --------------  -----------

           Drugs & Medicine - 2.41%
    42,700 Biogen Inc.*                                                                3,277,225                0    3,277,225
     2,100 Elan Corp. PLC, ADR*                                                           67,331                0       67,331
     8,000 Pharmacia & Upjohn, Inc. ADR                                                  418,000                0      418,000
    34,600 Schering-Plough Corp.                                                       1,818,663                0    1,818,663
    17,300 Warner Lambert Co.                                                          1,146,125                0    1,146,125
                                                                                      -----------   --------------  -----------

                                                                                       6,727,344                0    6,727,344
                                                                                      -----------   --------------  -----------

           Electric Utilities - 6.87%
    20,000 Allegheny Energy Inc.                                                               0          675,000      675,000
    15,000 Alliant Corporation                                                                 0          434,063      434,063
     5,000 Calpine Corp.                                                                       0          453,125      453,125
    20,000 Central Hudson Gas & Electric Corp.                                                 0          845,000      845,000
    14,000 CMS Energy Corp.                                                                    0          553,875      553,875
    32,200 Consolidated Edison Co. of New York Inc.                                      756,800          660,000    1,416,800
    20,000 Constellation Energy Group, Inc.                                                    0          592,500      592,500
    37,500 DPL Inc.                                                                            0          710,156      710,156



                                       2


COMBINED
 NUMBER OF                                                                             BALANCED        UTILITY
  SHARES                                                                                 FUND        INCOME FUND     COMBINED
-----------                                                                           -----------   --------------  -----------

    20,000 DQE Inc.                                                                            0  $       773,750 $    773,750
    25,300 Duke Energy Corp.                                                        $  1,167,250          287,500    1,454,750
    20,000 El Paso Energy Corp.                                                                0          731,250      731,250
    77,800 Energy East Corp.*                                                          1,195,000          750,000    1,945,000
    20,000 Illinova Corp.                                                                      0          637,500      637,500
    25,000 New Century Energies,  Inc.                                                         0          903,125      903,125
    24,000 Nisource Inc.                                                                       0          570,000      570,000
    17,500 Nstar                                                                               0          755,781      755,781
    10,000 PECO Energy Co.                                                                     0          406,250      406,250
    30,000 Public Service Co.  of New Mexico                                                   0          564,375      564,375
    20,000 Puget Sound Power & Light Co.                                                       0          473,750      473,750
    25,000 RGS Energy Group Inc.                                                               0          646,875      646,875
    25,000 SCANA Corp.                                                                         0          625,000      625,000
    25,200 Sierra Pacific Resources New                                                        0          614,250      614,250
    20,000 Texas Utilities Co.                                                                 0          808,750      808,750
    20,000 Unicom Corp.                                                                        0          772,500      772,500
    34,400 Utilicorp United Inc.                                                         797,650                0      797,650
                                                                                      -----------   --------------  -----------

                                                                                       3,916,700       15,244,375   19,161,075
                                                                                      -----------   --------------  -----------

           Electrical Equipment - 0.09%
     9,825 Global Crossing Ltd.*                                                               0          254,222      254,222
                                                                                      -----------   --------------  -----------

           Entertainment - 0.12%
    15,000 Fox Entertainment Group Inc.*                                                       0          345,938      345,938
                                                                                      -----------   --------------  -----------

           Entertainment and Leisure - 0.01%
       900 Time Warner Telecom Inc.                                                            0           24,300       24,300
                                                                                      -----------   --------------  -----------

           Energy Reserves & Production - 1.60%
    18,900 Mobil Corp.                                                                 1,934,888                0    1,934,888
    40,900 Royal Dutch Petroleum Co. ADR                                               2,530,687                0    2,530,687
                                                                                      -----------   --------------  -----------

                                                                                       4,465,575                0    4,465,575
                                                                                      -----------   --------------  -----------

           Financial Services - 0.47%
    18,200 Marsh & McLennan Companies, Inc.                                            1,325,188                0    1,325,188
                                                                                      -----------   --------------  -----------

           Food Retail - 0.70%
    83,900 Kroger Co.*                                                                 1,940,187                0    1,940,187
                                                                                      -----------   --------------  -----------

           Forest Products, Paper - 1.71%
    13,400 Champion International Corp.                                                  737,000                0      737,000
    46,200 Fort James Corp.                                                            1,489,950                0    1,489,950
    37,200 Georgia-Pacific Corp.                                                       1,539,150                0    1,539,150
    17,800 Weyerhaeuser Co.                                                            1,001,250                0    1,001,250
                                                                                      -----------   --------------  -----------

                                                                                       4,767,350                0    4,767,350
                                                                                      -----------   --------------  -----------



                                       3

COMBINED
 NUMBER OF                                                                             BALANCED        UTILITY
  SHARES                                                                                 FUND        INCOME FUND     COMBINED
-----------                                                                           -----------   --------------  -----------


           Gas Utility - 0.55%
    25,950 Columbia Gas Systems Inc.                                                     942,047          590,625    1,532,672
                                                                                      -----------   --------------  -----------

           Household Products - 0.60%
    37,900 Avon Products, Inc.                                                         1,662,862                0    1,662,862
                                                                                      -----------   --------------  -----------

           Industrial Parts - 3.70%
    13,100 American Standard Companies Inc.*                                             537,100                0      537,100
    41,200 Ingersoll Rand Co.                                                          2,621,350                0    2,621,350
    68,300 Mettler Toledo International Inc.*                                          1,818,487                0    1,818,487
    12,069 SPX Corp.*                                                                  1,022,848                0    1,022,848
    65,600 United Technologies Corp.                                                   4,337,800                0    4,337,800
                                                                                      -----------   --------------  -----------

                                                                                      10,337,585                0   10,337,585
                                                                                      -----------   --------------  -----------

           Industrial Services & Supplies - 1.62%
    14,167 Delphi Automotive Systems Corp.                                               265,631                0      265,631
    41,900 Tyco International Ltd.                                                     4,244,994                0    4,244,994
                                                                                      -----------   --------------  -----------

                                                                                       4,510,625                0    4,510,625
                                                                                      -----------   --------------  -----------

           Information & Computer Services - 0.73%
     9,100 Computer Sciences Corp.*                                                      629,606                0      629,606
    32,300 Valassis Communications Inc.*                                               1,413,125                0    1,413,125
                                                                                      -----------   --------------  -----------

                                                                                       2,042,731                0    2,042,731
                                                                                      -----------   --------------  -----------

           Leisure - 0.94%
    17,361 Eastman Kodak Co.                                                           1,274,948                0    1,274,948
    55,700 Hasbro, Inc.                                                                1,361,169                0    1,361,169
                                                                                      -----------   --------------  -----------

                                                                                       2,636,117                0    2,636,117
                                                                                      -----------   --------------  -----------

           Life Insurance - 1.23%
    34,600 American General Corp.                                                      2,456,600                0    2,456,600
    32,600 Protective Life Corp.                                                         969,850                0      969,850
                                                                                      -----------   --------------  -----------

                                                                                       3,426,450                0    3,426,450
                                                                                      -----------   --------------  -----------



                                       4

 COMBINED
 NUMBER OF                                                                             BALANCED        UTILITY
  SHARES                                                                                 FUND        INCOME FUND     COMBINED
-----------                                                                           -----------   --------------  -----------

           Long Distance & Phone Companies - 6.22%
    10,000 Ameritech Corp.                                                                     0  $       631,250 $    631,250
    28,100 AT&T Corp.                                                               $    814,500          450,000    1,264,500
    15,376 Bell Atlantic Corp.                                                                 0          941,780      941,780
    62,000 BellSouth Corp.                                                             1,810,000          995,500    2,805,500
    22,500 Century Telephone Enterprises, Inc.                                                 0          884,531      884,531
     6,000 Global Telesystems Group Inc.                                                       0          193,875      193,875
    29,200 GTE Corp.                                                                   1,317,600          686,250    2,003,850
    25,000 ITC Deltacom*                                                                       0          659,375      659,375
    10,000 Level 3 Communications Inc.                                                         0          597,500      597,500
    53,400 MCI WorldCom, Inc.*                                                         2,908,800        1,136,250    4,045,050
    13,201 NTL Incorporated                                                                    0        1,296,173    1,296,173
    27,000 Qwest Communications International Inc.                                             0          776,250      776,250
    10,000 SBC Communications, Inc.                                                            0          480,000      480,000
    15,000 U.S. West, Inc.                                                                     0          783,750      783,750
                                                                                      -----------   --------------  -----------

                                                                                       6,850,900       10,512,484   17,363,384
                                                                                      -----------   --------------  -----------

           Media - 0.98%
    42,200 Comcast Corp., Class A                                                      1,376,775                0    1,376,775
    23,100 Infinity Broadcasting Corp. Class A*                                          625,144                0      625,144
    10,000 Univision Communications Inc.*                                                      0          737,500      737,500
                                                                                      -----------   --------------  -----------

                                                                                       2,001,919          737,500    2,739,419
                                                                                      -----------   --------------  -----------

           Medical Products - 0.95%
    31,038 Boston Scientific Corp.*                                                    1,053,352                0    1,053,352
    43,800 St. Jude Medical, Inc.*                                                     1,587,750                0    1,587,750
                                                                                      -----------   --------------  -----------

                                                                                       2,641,102                0    2,641,102
                                                                                      -----------   --------------  -----------

           Medical Providers - 0.53%
    20,300 Wellpoint Health Networks, Inc. Class A*                                    1,479,363                0    1,479,363
                                                                                      -----------   --------------  -----------

           Medical-Wholesale Drug Distributors - 0.59%
    63,800 Amerisource Health Corp. Class A*                                           1,646,837                0    1,646,837
                                                                                      -----------   --------------  -----------

           Mining & Metals - 0.84%
    17,800 Alcoa, Inc.                                                                 1,149,213                0    1,149,213
    26,500 Martin Marietta Materials Inc.                                              1,209,062                0    1,209,062
                                                                                      -----------   --------------  -----------

                                                                                       2,358,275                0    2,358,275
                                                                                      -----------   --------------  -----------

           Motor Vehicles - 1.46%
    14,000 Borg Warner Automotive, Inc.                                                  663,250                0      663,250
    39,600 Ford Motor Co.                                                              2,064,150                0    2,064,150
    20,300 General Motors Corp.                                                        1,342,337                0    1,342,337
                                                                                      -----------   --------------  -----------

                                                                                       4,069,737                0    4,069,737
                                                                                      -----------   --------------  -----------



                                       5

COMBINED
 NUMBER OF                                                                             BALANCED        UTILITY
  SHARES                                                                                 FUND        INCOME FUND     COMBINED
-----------                                                                           -----------   --------------  -----------

           Oil Refining - 1.97%
    18,400 Atlantic Richfield Co.                                                      1,618,050                0    1,618,050
    63,100 Coastal Corp.                                                               1,996,706          736,313    2,733,019
    36,800 USX-Marathon Group                                                          1,145,400                0    1,145,400
                                                                                      -----------   --------------  -----------

                                                                                       4,760,156          736,313    5,496,469
                                                                                      -----------   --------------  -----------

           Other Insurance - 1.76%
    42,500 ACE Ltd.                                                                      911,094                0      911,094
    30,500 Ambac Financial Group Inc.                                                  1,610,781                0    1,610,781
    17,262 American International Group, Inc.                                          1,599,972                0    1,599,972
    22,200 Travelers Property Casualty Corp.                                             788,100                0      788,100
                                                                                      -----------   --------------  -----------

                                                                                       4,909,947                0    4,909,947
                                                                                      -----------   --------------  -----------

           Publishing - 0.82%
    42,400 Knight Ridder, Inc.                                                         2,286,950                0    2,286,950
                                                                                      -----------   --------------  -----------

           Real Property - 0.23%
    18,000 Sun Communities                                                                     0          643,500      643,500
                                                                                      -----------   --------------  -----------

           Restaurants - 0.29%
    33,300 Brinker International Inc.*                                                   799,200                0      799,200
                                                                                      -----------   --------------  -----------

           Securities & Asset Management - 1.12%
    17,700 AXA Financial Inc.                                                          1,092,975                0    1,092,975
    23,600 Morgan Stanley Dean Witter & Co.                                            2,025,175                0    2,025,175
                                                                                      -----------   --------------  -----------

                                                                                       3,118,150                0    3,118,150
                                                                                      -----------   --------------  -----------

           Semiconductor - 2.95%
    51,400 Applied Materials, Inc.*                                                    3,652,612                0    3,652,612
    22,200 Atmel Corp.*                                                                  872,738                0      872,738
    23,600 Intel Corp.                                                                 1,939,625                0    1,939,625
    26,100 Vitesse Semiconductor Corp.*                                                1,774,800                0    1,774,800
                                                                                      -----------   --------------  -----------

                                                                                       8,239,775                0    8,239,775
                                                                                      -----------   --------------  -----------



                                       6

COMBINED
 NUMBER OF                                                                             BALANCED        UTILITY
  SHARES                                                                                 FUND        INCOME FUND     COMBINED
-----------                                                                           -----------   --------------  -----------

           Specialty Retail - 1.74%
   100,800 Office Depot Inc.*                                                       $  1,052,100                0 $  1,052,100
    36,950 Staples Inc.*                                                                 803,662                0      803,662
    64,700 Williams Sonoma Inc.*                                                       2,523,300                0    2,523,300
    13,479 Zale Corp.*                                                                   467,553                0      467,553
                                                                                      -----------   --------------  -----------

                                                                                       4,846,615                0    4,846,615
                                                                                      -----------   --------------  -----------

           Thrift - 0.29%
    31,200 Greenpoint Financial Corp.                                                    807,300                0      807,300
                                                                                      -----------   --------------  -----------

           Tobacco - 0.24%
    18,000 Philip Morris Companies, Inc.                                                 673,875                0      673,875
                                                                                      -----------   --------------  -----------

           Water - 0.30%
    30,000 American Water Works Co. Inc.                                                       0  $       873,750      873,750
                                                                                      -----------   --------------  -----------

           Wireless Telecommunications - 0.27%
    19,200 Century Telephone Enterprises, Inc.                                           754,800                0      754,800
                                                                                      -----------   --------------  -----------

           Total Common Stocks (cost - $122,038,182, $21,504,302                      145,562,934      30,547,674   176,110,608
           and $143,542,484, respectively)
                                                                                      -----------   --------------  -----------

           PREFERRED STOCKS - 0.20%

           Electric Utilities - 0.20%
    14,000 CMS Energy Corp. (cost - $0, $581,000, $581,000,                                    0          565,250      565,250
           respectively)
                                                                                      -----------   --------------  -----------

 Combined
Principal
  Amount                                                    Maturity        Interest      Balanced        Utility
  (000)                                                       Dates           Rates         Fund        Income Fund      Combined
-----------                                               --------------  -------------  -------------  -------------  -------------
           CORPORATE BONDS - 13.54%

           Banks - 0.82%
       670 Bank One Corp.                                  08/01/06          6.875%         656,894                0      656,894
     1,700 Providian National Bank Concord                 02/01/04          6.650        1,637,744                0    1,637,744
                                                                                         -----------   --------------  -----------

                                                                                          2,294,638                0    2,294,638
                                                                                         -----------   --------------  -----------

           Beverages & Entertainment - 0.47%
     1,370 Seagram Joseph E & Sons Inc.                    12/15/05          6.625        1,125,847          181,281    1,307,128
                                                                                         -----------   --------------  -----------

           Cable - 0.51%
     1,350 TCI Communications Inc.                05/01/03 to 03/31/27   6.375 to 9.650       786,658          624,267    1,410,925
                                                                                         -----------   --------------  -----------

           Electric Utilities - 0.17%
       500 TXU Electric Capital V                          01/30/37          8.175                0          487,772      487,772
                                                                                         -----------   --------------  -----------

           Entertainment - 0.07%
       200 Time Warner Inc.                                01/15/08          7.480                0          199,988      199,988
                                                                                         -----------   --------------  -----------


           Financial Services - 2.68%
     1,915 Associates Corp. NA                             11/01/08          6.250        1,777,137                0    1,777,137
     1,500 AT&T Capital Corp.                              01/16/01          6.875        1,500,542                0    1,500,542
     2,600 Ford Motor Credit Co.                  01/14/03 to 01/12/09   5.800 to 6.000   2,435,729                0    2,435,729
     1,850 Heller Financial Inc.                           03/19/04          6.000        1,756,834                0    1,756,834
                                                                                         -----------   --------------  -----------

                                                                                          7,470,242                0    7,470,242
                                                                                         -----------   --------------  -----------

           Industrial Services & Supplies - 0.34%
       965 Tyco International Group SA                     06/15/01          6.125          956,016                0      956,016
                                                                                         -----------   --------------  -----------

           Insurance - 1.68%
     2,000 American Re Corp.                               12/15/26          7.450        1,945,424                0    1,945,424
       700 Hartford Financial Services Group Inc.          11/01/08          6.375          664,052                0      664,052
       800 Loews Corp.                                     12/15/06          6.750          756,958                0      756,958
     1,350 Lumbermen's Mutual Casualty Co.                 07/01/26          9.150        1,324,723                0    1,324,723
                                                                                         -----------   --------------  -----------

                                                                                          4,691,157                0    4,691,157
                                                                                         -----------   --------------  -----------

           Media - 0.42%
     1,230 News America Holdings Inc.             12/01/95 to 10/17/96   7.900 to 8.250     592,951          572,163    1,165,114
                                                                                         -----------   --------------  -----------

           Securities & Asset Management - 2.71%
     2,305 Donaldson Lufkin & Jenrette                     04/01/02          5.875        2,247,121                0    2,247,121
     1,315 FMR Corp.                                       06/15/29          7.570        1,260,407                0    1,260,407
     1,350 Lehman Brothers Holdings Inc.                   04/01/04          6.625        1,304,528                0    1,304,528
     1,200 Merrill Lynch & Company Inc.                    02/17/09          6.000        1,081,886                0    1,081,886
     1,775 Morgan Stanley Group Inc.                       01/20/04          5.625        1,679,145                0    1,679,145
                                                                                         -----------   --------------  -----------

                                                                                          7,573,087                0    7,573,087
                                                                                         -----------   --------------  -----------

           Telecommunications - 0.77%
     2,345 US West Capital Funding Inc.                    07/15/08          6.375        2,149,980                0    2,149,980
                                                                                         -----------   --------------  -----------
           Tobacco - 1.03%
     1,850 Philip Morris Companies Inc.           07/01/08 to 01/15/27   7.650 to 7.750   1,849,916                0 $  1,849,916
     1,035 RJ Reynolds Tobacco Holdings Inc.               05/15/03          7.375        1,010,550                0    1,010,550
                                                                                         -----------   --------------  -----------

                                                                                          2,860,466                0    2,860,466
                                                                                         -----------   --------------  -----------

           Yankee - 1.87%
       995 Canadian Imperial Bank of Commerce              08/01/00          6.200          994,584                0      994,584

                                       8

 Combined
Principal
  Amount                                                    Maturity        Interest      Balanced        Utility
  (000)                                                       Dates           Rates         Fund        Income Fund      Combined
-----------                                               --------------  -------------  -------------  -------------  -------------


     2,000 Household International Netherlands BV          12/01/03          6.200        1,941,846                0    1,941,846
     1,400 Imperial Tobacco Overseas B V                   04/01/09          7.125        1,310,154                0    1,310,154
     1,000 Sony Corp.                                      03/04/03          6.125          982,417                0      982,417
                                                                                         -----------   --------------  -----------

                                                                                          5,229,001                0    5,229,001
                                                                                         -----------   --------------  -----------

           Total Corporate Bonds (cost - $37,593,179,                                    35,730,043  $     2,065,471   37,795,514
           $2,071,925 and $39,665,104, respectively)
                                                                                         -----------   --------------  -----------

           CONVERTIBLE BONDS - 0.48%

           Specialty Retail - 0.48%
       500 Home Depot Inc. (cost - $500,000, $0 and        10/01/01          3.250        1,341,250                0    1,341,250
            $500,000, respectively)
                                                                                         -----------   --------------  -----------




           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.83%

        45 Federal Home Loan Mortgage Corporation          03/18/08          6.220           42,687                0       42,687
     4,230 Federal National Mortgage Association           01/15/09          5.250        3,765,808                0    3,765,808
     2,570 International Bank For Reconstruction &         03/17/03          5.625        2,501,769                0    2,501,769
           Development
     5,769 U.S. Treasury Bonds(1)                 08/15/13 to 02/15/29   5.250 to 12.000  6,676,546                0    6,676,546
    11,962 U.S. Treasury Notes(1)                 07/15/02 to 05/15/09   3.625 to  5.500 11,673,794                0   11,673,794
                                                                                         -----------   --------------  -----------

           Total U.S. Government and Agency Obligations (cost                            24,660,604                0   24,660,604
           $25,694,724, $0 and $25,694,724, respectively)
                                                                                         -----------   --------------  -----------

           MORTGAGE BACKED SECURITIES - 8.78%

           Collateralized Mortgage Obligations - 1.37%
       551 Amresco Commercial Mortgage Funding I Corp.,    06/17/29          6.730          544,176                0      544,176
           Series 1997-C1, Class A1
       249 CS First Boston Mortgage Securities Corp.,      06/01/20          7.500          248,459                0      248,459
           Series 1997-2, Class A+
        53 FDIC REMIC, Series 1994-C1, Class 2A2           09/25/25          7.850           52,636                0       52,636
       238 FDIC REMIC, Series 1996-C1, Class 1A            05/25/26          6.750          235,864                0      235,864
       250 FNMA REMIC, Series 1996-M6, Class E             09/17/19          7.750          252,720                0      252,720
       478 GMAC Commercial Mortgage Security, Series       09/15/03          6.790          477,927                0      477,927
           1996-C1, Class A2A
     1,400 LB Commercial Conduit Mortgage Trust,           10/15/08          6.210        1,298,808                0    1,298,808
           Series 1998-C4, Class A1B
       174 Morgan Stanley Capital I Inc.,                  02/15/20          6.850          173,352                0      173,352
           Series 1997-C1, Class A1A
       554 Morgan Stanley Capital I Inc.,                  10/15/06          6.830          550,960                0      550,960
           Series 1997-WF1, Cl;ass A1+
                                                                                         -----------   --------------  -----------

                                                                                          3,834,902                0    3,834,902
                                                                                         -----------   --------------  -----------

           Federal Home Loan Mortgage Corporation - 0.60%

     1,780 FHLMC 30 Yr TBA                                    TBA            6.500        1,685,438                0    1,685,438
                                                                                         -----------   --------------  -----------

           Federal National Mortgage Association - 5.98%

       557 FNMA                                            09/01/28          6.500          527,747                0      527,747
       835 FNMA                                   01/01/26 to 02/01/26       7.500          831,782                0      831,782
    12,780 FNMA 30 Yr TBA                                     TBA            6.000       11,745,612                0   11,745,612
     2,720 FNMA 15 Yr TBA                                     TBA            6.500        2,641,800                0    2,641,800
       995 FNMA 30 Yr TBA                                     TBA            6.500          941,519                0      941,519
                                                                                         -----------   --------------  -----------

                                                                                         16,688,460                0   16,688,460
                                                                                         -----------   --------------  -----------


                                       9

 Combined
Principal
  Amount                                                    Maturity        Interest      Balanced        Utility
  (000)                                                       Dates           Rates         Fund        Income Fund      Combined
-----------                                               --------------  -------------  -------------  -------------  -------------


           Government National Mortgage Association - 0.83%
     2,223 GNMA                                            11/15/17          8.500        2,307,422                0    2,307,422
                                                                                         -----------   --------------  -----------

           Total Mortgage Backed Securities (cost -                                      24,516,222                0   24,516,222
           $24,621,094, $0 and $24,621,094, respectively)
                                                                                         -----------   --------------  -----------

           SHORT TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.44%

    10,000 Federal Home Loan Bank Consolidated Discount    09/15/99          5.080        9,980,244                0    9,980,244
           Notes
    16,000 Federal Home Loan Mortgage Discount Notes       09/16/99          4.950       15,967,000                0   15,967,000
     5,000 Federal National Mortgage Association Discount  09/27/99          5.090        4,981,619                0    4,981,619
           Notes
     1,000 Student Loan Marketing Association Discount     09/02/99          4.980          999,862                0      999,862
           Notes                                                                         -----------   --------------  -----------

           Total Short Term U.S. Government Agency
           Obligations (cost - $31,928,725, $0 and                                       31,928,725                0   31,928,725
           $31,928,725, respectively)                                                    -----------   --------------  -----------

           REPURCHASE AGREEMENT - 0.11%

       280 Repurchase Agreement dated 08/31/99 with State
           Street Bank & Trust Company, collateralized
           by $258,872 U.S. Treasury Notes, 7.875%
            due 11/15/04 (value - $285,730); proceeds:     09/01/99          4.250%               0  $      280,000  $    280,000
            $280,033 (cost - $280,000)
                                                                                        -----------   --------------  -----------


           Total Investments (cost - $242,375,904,                                    $ 263,739,778      33,458,395   297,198,173
           $24,437,227 and $266,813,131 respectively)
           - 106.47%
           Liabilities in excess of other assets  - (6.47%)                             -17,924,013        -139,082   -18,063,095
                                                                                        -----------   --------------  -----------

           Net Assets - 100.00%                                                       $ 245,815,765 $    33,319,313  $279,135,078
                                                                                        ===========   ==============  ===========




-----------

*     Non-Income producing security.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR   American Depositary Receipt.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximated principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
REMIC Real Estate Mortgage Investment Conduit.
(1)   Security, or portion thereof, was on loan at August 31, 1999.

      See accompanying notes to pro forma financial statements.

Notes To Pro Forma Financial Statements (unaudited)

Basis of Presentation:

Subject to the approval of the Plan of Reorganization by the shareholders of PaineWebber Utility Income Fund ("Utility Income"), PaineWebber Balanced Fund ("Balanced") would acquire the assets of Utility Income in exchange solely for the assumption by Balanced of Utility Income's assets and liabilities and shares of Balanced that correspond to the outstanding shares of Utility Income. The number of shares to be received would be based on the relative net asset value of Balanced Fund's shares on the effective date of the Plan of Reorganization and Utility Income will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of Balanced and Utility Income at August 31, 1999 and the combined results of operations of Balanced and Utility Income for the year ended August 31, 1999.

As a result of the Plan of Reorganization, the investment advisory and administration agreement fee will increase due to the higher fee schedule of Balanced. As open-end funds, Balanced and Utility Income currently both pay Rule 12b-1 distribution or service fees. Other fixed expenses will be reduced due to the elimination of duplicative expenses. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. IT IS ESTIMATED THAT THE COST OF APPROXIMATELY $195,000 ASSOCIATED WITH THE MERGER WILL BE CHARGED TO EACH FUND SO THAT EACH FUND BEARS ITS' OWN EXPENSES OF THE REORGANIZATION. These costs are not included in the pro forma statement of operations since they are not recurring.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Plan of Reorganization occurred August 31, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Fund's financial statements are prepared in accordance with generally accepted accounting principles that requires the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS-Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins Asset Management Incorporated ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser, administrator and distributor of the Fund, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sales occur, on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgement of Mitchell Hutchins. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors/Trustees. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

                            PAINEWEBBER BALANCED FUND
                      PAINEWEBBER TACTICAL ALLOCATION FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

      Each of the funds named above is a diversified series of a professionally managed, open-end management investment company. PaineWebber Balanced Fund is a series of PaineWebber Master Series, Inc., a Maryland corporation ("Corporation"). PaineWebber Tactical Allocation Fund is a series of PaineWebber Investment Trust, a Massachusetts business trust ("Trust").

      The investment adviser, administrator and distributor for each fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of fund shares.

      Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report by calling toll-free 1-800-647-1568.

      This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated December 10, 1999. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated December 10, 1999.



                          TABLE OF CONTENTS
                                                                            PAGE

The Funds and Their Investment
   Policies....................................................................2
The Funds' Investments, Related Risks and Limitations..........................4
Strategies Using Derivative Instruments.......................................26
Organization; Board Members and Officers; Principal Holders of Securities.....26
Investment Advisory, Administration and Distribution Arrangements.............33
Portfolio Transactions........................................................39
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services...............................................................47
Conversion of Class B Shares..................................................47
Valuation of Shares...........................................................47
Performance Information.......................................................48
Taxes.........................................................................51
Other Information.............................................................54
Financial Statements..........................................................55
Appendix.....................................................................A-1

                     THE FUNDS AND THEIR INVESTMENT POLICIES

      Neither fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

      BALANCED FUND has an investment objective of high total return with low volatility. The fund invests primarily in a combination of three asset classes: stocks (equity securities), bonds (investment grade bonds) and cash (money market instruments) and maintains a fixed income allocation (including bonds and cash) of at least 25%.

      Balanced Fund may invest in a broad range of equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth, investment grade bonds, U.S. government securities, convertible securities and money market instruments. The fund may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund may also invest up to 10% of its assets in bonds and other securities (including convertible securities) rated below investment grade but rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund's bond investments may include zero coupon bonds and other original issue discount securities.

      The money market instruments in which Balanced Fund may invest include U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1.5 billion; commercial paper and other short-term corporate obligations; variable and floating rate securities and repurchase agreements; participation interests in these money market instruments; and the securities of other investment companies that invest exclusively in money market instruments. The fund may also hold cash.

      The commercial paper and other short-term corporate obligations purchased by Balanced Fund will consist only of obligations of U.S. corporations that are
(1) rated at least Prime-2 by Moody's or A-2 by S&P, (2) comparably rated by another rating agency or (3) unrated and determined by Mitchell Hutchins to be of comparable quality. These obligations may include variable amount master demand notes, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. Such obligations are usually unrated by a rating agency.

      Balanced Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

      TACTICAL ALLOCATION FUND has an investment objective of total return, consisting of long-term capital appreciation and current income. The fund seeks to achieve its objective by using the Tactical Allocation Model, a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the S&P 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion that generally will be comprised of either five-year U.S. Treasury notes or 30-day U.S.
Treasury bills.

      Tactical Allocation Fund seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. Mitchell Hutchins allocates the fund's assets based on the Tactical Allocation Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downtown in stock prices or significant loss in value.

      The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year U.S. Treasury bill. When the stock market's ERP is high, the Model signals the fund to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

      If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

      Tactical Allocation Fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay fund operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares.

      In its stock portion, Tactical Allocation Fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The fund's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of fund shares that may occur daily, as well as from expenses borne by the fund. Instead, the fund attempts to achieve a correlation of at least
0.95 between the performance of the fund's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the S&P 500 Index). The S&P 500 Index can include U.S. dollar-denominated equity securities of foreign issuers, and the fund invests in those securities to the extent needed to track the performance of the S&P 500 Index.

      For its bond investments, Tactical Allocation Fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the then-current calendar year. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury notes that have either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five year U.S. Treasury notes. Similarly, for its cash investments, the fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills.

      Asset reallocations are made, if required, on the first business day of each month. In addition to any reallocation of assets directed by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay fund operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis. The fund may (but is not required to) use options and futures and other derivatives to effect all or part of an asset reallocation by adjusting the fund's exposure to the different asset classes.

      Tactical Allocation Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

      EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      Preferred stock has certain fixed income features, like a bond, but is actually equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

      While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, the prices of equity securities generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

      BONDS are fixed or variable rate debt obligations, including notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

      Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of the expected life of a bond on a present value basis. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond, or that a market may become less confident as to the issuer's ability or willingness to do so. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

      CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P, and other rating agencies are private services that provide ratings of the credit quality of bonds and certain other securities. Balanced Fund may use these ratings in determining whether to buy, sell or hold a security. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such ratings represent an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

      Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade the rating of a bond. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

      In addition to ratings assigned to individual bond issues, Mitchell Hutchins will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

      Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that Mitchell Hutchins determines to be of comparable quality.

      Non-investment grade bonds (commonly known as "junk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds, which are sometimes referred to as "high yield bonds," are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

      The market for non-investment grade bonds has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers.
There can be no assurance that those declines will not recur.

      The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

      U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

      Treasury inflation-protected securities ("TIPS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.

      ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. The U.S. government mortgage-backed securities in which Balanced Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

      Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

      A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

      Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

      CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

      The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

      During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. Mitchell Hutchins seeks to manage a fund's investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If Mitchell Hutchins does not compute the duration of mortgage-backed securities correctly, the value of the fund's portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that Mitchell Hutchins does not anticipate, the fund's ability to meet its investment objective may be reduced.

      More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, Balanced Fund expects to invest in those new types of mortgage-backed securities that Mitchell Hutchins believe may assist the fund in achieving its investment objective. Similarly, Balanced Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

      GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificate holders such as Balanced Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

      FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

      FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

      PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Mortgage-Backed Securities -- TYPES of CREDIT ENHANCEMENT." These credit enhancements do not protect investors from changes in market value.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- I.e., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

      TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. Balanced Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

      SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

      ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities are mortgage-backed securities

(sometimes referred to as ARMs) that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

      ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

      The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

      Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

      DURATION. Duration is a measure of the expected life of a debt security on a present value basis. Duration incorporates the debt security's yield, coupon interest payments, final maturity and call features into one measures and is one of the fundamental tools used by Mitchell Hutchins in portfolio selection and yield curve positioning a fund's investments in debt securities. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

      Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable debt security, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

      Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of debt securities. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

      Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

      There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

      INVESTING IN FOREIGN SECURITIES. The funds may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

      The funds may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of each fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

      ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

      Investment income and gains on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

      ZERO COUPON AND OTHER OID SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from)  their  unmatured  interest  coupons  (unmatured  interest  payments)  and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

      Other securities are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid make prior to maturity. OID securities usually trade at a discount from their face value.

      Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

      Federal tax law requires that a fund that holds a zero coupon security or other OID security include in gross income each year the OID that accrues on the security for the year, even though the fund receives no interest payment on the security during the year. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make such distributions and its current income and the value of its shares would ultimately be reduced as a result.

      Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

      CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

      WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

      TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Balanced Fund may invest in money market investments for temporary or defensive purposes or as part of its normal investment program. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest,
(4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments.

      Other than its investments in U. S. Treasury bills as indicated by the Tactical Allocation Model, Tactical Allocation Fund may invest to a limited extent in money market instruments for cash management purposes. Its investments are limited to 1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, 2) repurchase agreements and 3) other investment companies that invest exclusively in money market instruments.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. The funds may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ("Investment Company Act"), which at present restrict investments in registered investment companies to no more than 10% of a fund's total assets. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including the securities of other investment companies.

      ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase any over-the-counter options it writes at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest only and principal only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able readily to liquidate illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

      Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

      However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

      Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the board.

      Mitchell Hutchins also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities comes to exceed its limitation on investments in illiquid securities for any reason, such as a security ceasing to qualify as liquid, changes in relative market values of portfolio securities or shareholder redemptions, Mitchell Hutchins will consider what action would be in the best interests of the fund and its shareholders.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

      Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest and are subject to the fund's limitation on borrowings. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

      Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E. , for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When issued securities include TBA ("to be assigned") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed-delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed-delivery securities held by that fund, exceeds its net assets.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund.

      LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

      Pursuant to procedures adopted by the boards governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

      SHORT SALES "AGAINST THE BOX." Short sales of securities a fund owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns are known as short sales "against the box". To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and the fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

      A fund might make a short sale "against the box" to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures or swaps.

INVESTMENT LIMITATIONS OF THE FUNDS

      FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each fund will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

      (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each fund will not:

      (1)   invest more than 10% of its net assets in illiquid securities.

      (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

      GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. Balanced Fund may use all of the instruments identified below. Tactical Allocation Fund is limited to stock index options and futures, futures on U.S. Treasury notes and bills and options on these permitted futures contracts. The particular Derivative Instruments that may be used by the funds are described below.

      A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a fund may have lower net income and a net loss on the investment.

      OPTIONS ON EQUITY AND DEBT SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

      OPTIONS ON SECURITIES INDICES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

      SECURITIES INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

      INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

      GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). Tactical Allocation Fund, in particular, may use Derivative Instruments to reallocate its exposure to different asset classes when the Tactical Allocation Model's recommends asset allocation mix changes. The funds also may use Derivative Instruments to facilitate trading and to reduce transaction costs.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

      A fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

      Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

      In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

      (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

      COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. A fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investments, Related Risks and Limitations -- Illiquid Securities."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

      A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

      If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

      LIMITATIONS ON THE USE OF OPTIONS. Each fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

      (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

      (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

      (3) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

      FUTURES. The funds may purchase and sell securities index futures contracts or interest rate futures contracts. A fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

      Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If Mitchell Hutchins wishes to shorten the average duration of a fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

      A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. Each fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

      (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of a fund's net assets.

      (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

      (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of its total assets.

      SWAP TRANSACTIONS. Balanced Fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

      Balanced Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

      Balanced Fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Since segregated accounts will be established with respect to such transactions, Mitchell Hutchins believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "The Funds' Investments, Related Risks and Restrictions -- Segregated Accounts." The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

      Balanced Fund will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed by Mitchell Hutchins to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    ORGANIZATION; BOARD MEMBERS AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

      The Corporation was organized on October 29, 1985, as a Maryland corporation. The Corporation has two operating series and has authority to issue 10 billion shares of common stock of separate series, par value $0.001 per share (four billion shares are designated as shares of Balanced Fund). The Trust was formed on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and has two operating series. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $0.001 per share.

      The Trust and the Corporation are each governed by a board of trustees or directors, which oversees its operations. The trustees or directors ("board members") and executive officers of the Trust and the Corporation, their ages, business addresses and principal occupations during the past five years are:


  NAME AND ADDRESS; AGE      POSITION WITH        BUSINESS EXPERIENCE; OTHER
  ---------------------     TRUST/CORPORATION            DIRECTORSHIPS
                            -----------------            -------------

Margo N. Alexander*+; 52    Trustee/Director   Mrs.    Alexander   is   chairman
                              and President    (since   March    1999),    chief
                                               executive  officer and a director
                                               of   Mitchell   Hutchins   (since
                                               January  1995)  and an  executive
                                               vice  president and a director of
                                               PaineWebber  (since  March 1984).
                                               Mrs. Alexander is president and a
                                               director   or   trustee   of   32
                                               investment  companies  for  which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.

Richard Q. Armstrong;64   Trustee/Director     Mr.  Armstrong  is  chairman  and
One Old Church Road                            R.Q.A.  Enterprises  principal of
Unit #6                                        R.Q.A.   Enterprises  (management
Greenwich, CT  06830                           consulting  (since April 1991 and
                                               principal firm)  occupation since
                                               March 1995).  Mr.  Armstrong  was
                                               chairman  of  the  board,   chief
                                               executive officer and co-owner of
                                               Adirondack   Beverages  (producer
                                               and  distributor  of soft  drinks
                                               and    sparkling/still    waters)
                                               (October 1993-March 1995). He was
                                               a  partner  of  The  New  England
                                               Consulting   Group    (management
                                               consulting     firm)    (December
                                               1992-September   1993).   He  was
                                               managing  director  of LVMH  U.S.
                                               Corporation  (U.S.  subsidiary of
                                               the    French     luxury    goods
                                               conglomerate,  Louis Vuitton Moet
                                               Hennessey            Corporation)
                                               (1987-1991)  and  chairman of its
                                               wine  and   spirits   subsidiary,
                                               Schieffelin  &  Somerset  Company
                                               (1987-1991).  Mr.  Armstrong is a
                                               director   or   trustee   of   31
                                               investment  companies  for  which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.




                                       26


  NAME AND ADDRESS; AGE      POSITION WITH        BUSINESS EXPERIENCE; OTHER
  ---------------------     TRUST/CORPORATION            DIRECTORSHIPS
                            -----------------            -------------

E. Garrett Bewkes,          Trustee/Director   Mr.   Bewkes  is  a  director  of
Jr.**+; 73                   and Chairman of   Paine  Webber  Group  Inc.   ("PW
                              the Board of     Group")   (holding   company   of
                           Trustees/Directors  PaineWebber      and     Mitchell
                                               Hutchins).   Prior  to   December
                                               1995,  he was a consultant  to PW
                                               Group.  Prior  to  1988,  he  was
                                               chairman of the board,  president
                                               and chief  executive  officer  of
                                               American  Bakeries  Company.  Mr.
                                               Bewkes   is   a    director    of
                                               Interstate Bakeries  Corporation.
                                               Mr.   Bewkes  is  a  director  or
                                               trustee    of    35    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Richard R. Burt; 52         Trustee/Director   Mr.   Burt  is  chairman  of  IEP
1275 Pennsylvania Ave.,                        Advisors,   Inc.   (international
N.W.                                           investments and consulting  firm)
Washington, DC 20004                           (since  March 1994) and a partner
                                               of     McKinsey     &     Company
                                               (management    consulting   firm)
                                               (since   1991).   He  is  also  a
                                               director                       of
                                               Archer-Daniels-Midland        Co.
                                               (agricultural      commod-ities),
                                               Hollinger    International    Co.
                                               (publishing)     and    Homestake
                                               Mining Corp.  (gold  mining),vice
                                               chairman  (since  July  1999)  of
                                               Anchor      Gaming      (provides
                                               technology    to    gaming    and
                                               wagering  industry)  and chairman
                                               (since  April  1996)  of  Weirton
                                               Steel Corp.  (makes and  finishes
                                               steel   products).   He  was  the
                                               chief     negotiator    in    the
                                               Strategic  Arms  Reduction  Talks
                                               with  the  former   Soviet  Union
                                               (1989-1991)    and    the    U.S.
                                               Ambassador    to   the    Federal
                                               Republic of Germany  (1985-1989).
                                               Mr.   Burt  is  a   director   or
                                               trustee    of    31    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Mary C. Farrell**+; 50      Trustee/Director   Ms.   Farrell   is   a   managing
                                               director,    senior    investment
                                               strategist   and  member  of  the
                                               Investment  Policy  Committee  of
                                               PaineWebber.  Ms.  Farrell joined
                                               PaineWebber  in  1982.  She  is a
                                               member of the  Financial  Women's
                                               Association and Women's  Economic
                                               Roundtable   and   appears  as  a
                                               regular  panelist  on Wall $treet
                                               Week  with  Louis  Rukeyser.  She
                                               also   serves  on  the  Board  of
                                               Overseers     of     New     York
                                               University's   Stern   School  of
                                               Business.   Ms.   Farrell   is  a
                                               director   or   trustee   of   30
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.


                                       27


  NAME AND ADDRESS; AGE      POSITION WITH        BUSINESS EXPERIENCE; OTHER
  ---------------------     TRUST/CORPORATION            DIRECTORSHIPS
                            -----------------            -------------
Meyer Feldberg; 57          Trustee/Director   Mr.    Feldberg   is   Dean   and
Columbia University                            Professor  of  Management  of the
101 Uris Hall                                  Graduate   School  of   Business,
New York, NY 10027                             Columbia  University.   Prior  to
                                               1989,  he  was  president  of the
                                               Illinois       Institute       of
                                               Technology.   Dean   Feldberg  is
                                               also  a  director  of   Primedia,
                                               Inc.   (publishing),    Federated
                                               Department      Stores,      Inc.
                                               (operator of  department  stores)
                                               and  Revlon,  Inc.   (cosmetics).
                                               Dean  Feldberg  is a director  or
                                               trustee    of    34    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

George W. Gowen; 70         Trustee/Director   Mr.  Gowen  is a  partner  in the
666 Third Avenue                               law    firm    of     Dunnington,
New York, NY 10017                             Bartholow & Miller.  Prior to May
                                               1994, he was a partner in the law
                                               firm of Fryer,  Ross & Gowen. Mr.
                                               Gowen is a director or trustee of
                                               34 investment companies for which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.

Frederic V. Malek; 62       Trustee/Director   Mr.  Malek is  chairman of Thayer
1455 Pennsylvania Ave.,                        Capital Partners  (merchant bank)
N.W.                                           and   chairman  of  Thayer  Hotel
Suite 350                                      Investors    II    and    Lodging
Washington, DC 20004                           Opportunities     Fund     (hotel
                                               investing   partnerships).   From
                                               January  1992 to  November  1992,
                                               he  was   campaign   manager   of
                                               Bush-Quayle  `92.  From  1990  to
                                               1992,  he was vice  chairman and,
                                               from   1989  to   1990,   he  was
                                               president of  Northwest  Airlines
                                               Inc.   and  NWA   Inc.   (holding
                                               company  of  Northwest   Airlines
                                               Inc.).  Prior  to  1989,  he  was
                                               employed    by    the    Marriott
                                               Corporation              (hotels,
                                               restaurants,   airline   catering
                                               and contract  feeding),  where he
                                               most  recently  was an  executive
                                               vice  president  and president of
                                               Marriott Hotels and Resorts.  Mr.
                                               Malek  is  also  a  director   of
                                               Aegis    Communications,     Inc.
                                               (tele-services),         American
                                               Management     Systems,      Inc.
                                               (management     consulting    and
                                               computer    related    services),
                                               Automatic Data  Processing,  Inc.
                                               (computing),  CB  Richard  Ellis,
                                               Inc. (real estate services),  FPL
                                               Group, Inc. (electric  services),
                                               Global  Vacation Group  (packaged
                                               vacations),  HCR/Manor Care, Inc.
                                               (health   care)   and   Northwest
                                               Airlines  Inc.  Mr.  Malek  is  a
                                               director   or   trustee   of   31
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.


                                       28

  NAME AND ADDRESS; AGE      POSITION WITH        BUSINESS EXPERIENCE; OTHER
  ---------------------     TRUST/CORPORATION            DIRECTORSHIPS
                            -----------------            -------------
Carl W. Schafer; 63         Trustee/Director   Mr.  Schafer is  president of the
66 Witherspoon Street,                         Atlantic  Foundation  (charitable
#1100                                          foundation    supporting   mainly
Princeton, NJ 08542                            oceanographic   exploration   and
                                               research).  He is a  director  of
                                               Labor  Ready,   Inc.   (temporary
                                               employment),   Roadway   Express,
                                               Inc.  (trucking),   The  Guardian
                                               Group  of   Mutual   Funds,   the
                                               Harding,   Loevner   Funds,   EII
                                               Realty     Trust      (investment
                                               company),   Evans  Systems,  Inc.
                                               (motor fuels,  convenience  store
                                               and     diversified     company),
                                               Electronic  Clearing House,  Inc.
                                               (financial           transactions
                                               processing),     Frontier     Oil
                                               Corporation   and    Nutraceutix,
                                               Inc.  (bio-technology   company).
                                               Prior  to  January  1993,  he was
                                               chairman   of   the    Investment
                                               Advisory  Committee of the Howard
                                               Hughes  Medical  Institute.   Mr.
                                               Schafer is a director  or trustee
                                               of 31  investment  companies  for
                                               which     Mitchell      Hutchins,
                                               PaineWebber   or  one  of   their
                                               affiliates  serves as  investment
                                               adviser.

Brian M. Storms*+; 45       Trustee/Director   Mr.   Storms  is  president  and
                                               chief   operating   officer   of
                                               Mitchell  Hutchins  (since March
                                               1999).    Prior    to    joining
                                               Mitchell   Hutchins,    he   was
                                               president     of      Prudential
                                               Investments  (1996-1999).  Prior
                                               to joining Prudential,  he was a
                                               managing  director  at  Fidelity
                                               Investments.  Mr.  Storms  is  a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

T. Kirkham Barneby*; 53      Vice President    Mr.   Barneby   is  a   managing
                                               director  and  chief  investment
                                               officer--quantitative
                                               investments      of     Mitchell
                                               Hutchins.   Mr.   Barneby  is  a
                                               vice    president    of    seven
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

John J. Lee**; 31          Vice President and  Mr. Lee is a vice  president  and
                           Assistant Treasurer a  manager  of  the  mutual  fund
                                               finance  department  of  Mitchell
                                               Hutchins.   Prior  to   September
                                               1997,  he was an audit manager in
                                               the financial  services  practice
                                               of Ernst & Young LLP.  Mr. Lee is
                                               a vice  president  and  assistant
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.


                                       29


  NAME AND ADDRESS; AGE      POSITION WITH        BUSINESS EXPERIENCE; OTHER
  ---------------------     TRUST/CORPORATION            DIRECTORSHIPS
                            -----------------            -------------
Kevin J. Mahoney**; 34     Vice President and  Mr.   Mahoney  is  a  first  vice
                           Assistant Treasurer president  and a  senior  manager
                                               of  the   mutual   fund   finance
                                               department of Mitchell  Hutchins.
                                               From  August 1996  through  March
                                               1999,  he was the  manager of the
                                               mutual  fund   internal   control
                                               group of  Salomon  Smith  Barney.
                                               Prior to August  1996,  he was an
                                               associate and assistant treasurer
                                               for      BlackRock      Financial
                                               Management  L.P. Mr. Mahoney is a
                                               vice   president   and  assistant
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Dennis McCauley*; 53         Vice President    Mr.   McCauley   is  a   managing
                           (Corporation only)  director  and  chief   investment
                                               officer--fixed  income of Mitchell
                                               Hutchins.   Prior   to   December
                                               1994,  he was  director  of fixed
                                               income    investments    of   IBM
                                               Corporation.  Mr.  McCauley  is a
                                               vice  president of 22  investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Ann E. Moran**; 42         Vice President and  Ms.  Moran  is a  vice  president
                           Assistant Treasurer and a manager of the mutual  fund
                                               finance  department  of  Mitchell
                                               Hutchins.  Ms.  Moran  is a  vice
                                               president      and      assistant
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Dianne E. O'Donnell**; 47  Vice President and  Ms.  O'Donnell  is a senior  vice
                                Secretary      president   and  deputy   general
                                               counsel  of  Mitchell   Hutchins.
                                               Ms.    O'Donnell    is   a   vice
                                               president  and  secretary  of  31
                                               investment  companies  and a vice
                                               president      and      assistant
                                               secretary   of   one   investment
                                               company   for   which    Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Emil Polito*; 39             Vice President    Mr.   Polito  is  a  senior  vice
                                               president    and    director   of
                                               operations    and   control   for
                                               Mitchell Hutchins.  Mr. Polito is
                                               a    vice    president    of   32
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

Susan P. Ryan*; 39           Vice President    Ms.   Ryan  is  a   senior   vice
                           (Corporation only)  president and  portfolio  manager
                                               of  Mitchell   Hutchins  and  has
                                               been   with   Mitchell   Hutchins
                                               since  1982.  Ms.  Ryan is a vice
                                               president   of  five   investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.


                                       30


  NAME AND ADDRESS; AGE      POSITION WITH        BUSINESS EXPERIENCE; OTHER
  ---------------------     TRUST/CORPORATION            DIRECTORSHIPS
                            -----------------            -------------
Victoria E. Schonfeld**;     Vice President    Ms.   Schonfeld   is  a  managing
49                                             director  and general  counsel of
                                               Mitchell   Hutchins   (since  May
                                               1994) and a senior vice president
                                               of PaineWebber (since July 1995).
                                               Ms. Schonfeld is a vice president
                                               of 31 investment  companies and a
                                               vice  president  and secretary of
                                               one investment  company for which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.

Paul H. Schubert**; 36     Vice President and  Mr.  Schubert  is a  senior  vice
                                Treasurer      president  and  director  of  the
                                               mutual  fund  finance  department
                                               of   Mitchell    Hutchins.    Mr.
                                               Schubert is a vice  president and
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Nirmal Singh*; 43            Vice President    Mr.   Singh  is  a  senior   vice
                           (Corporation only)  president    and   a    portfolio
                                               manager  of  Mitchell   Hutchins.
                                               Mr. Singh is a vice  president of
                                               four  investment   companies  for
                                               which     Mitchell      Hutchins,
                                               PaineWebber   or  one  of   their
                                               affiliates  serves as  investment
                                               adviser.

Barney A. Taglialatela**;  Vice President and  Mr.   Taglialatela   is  a   vice
38                         Assistant Treasurer president  and a  manager  of the
                                               mutual  fund  finance  department
                                               of  Mitchell  Hutchins.  Prior to
                                               February  1995,  he was a manager
                                               of  the   mutual   fund   finance
                                               division of Kidder  Peabody Asset
                                               Management,        Inc.       Mr.
                                               Taglialatela  is a vice president
                                               and  assistant  treasurer  of  32
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

Mark A. Tincher*; 44         Vice President    Mr.   Tincher   is   a   managing
                                               director  and  chief   investment
                                               officer--equities    of   Mitchell
                                               Hutchins.  Prior to  March  1995,
                                               he  was  a  vice   president  and
                                               directed    the    U.S.     funds
                                               management  and  equity  research
                                               areas of Chase Manhattan  Private
                                               Bank.   Mr.  Tincher  is  a  vice
                                               president   of   13    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.

Keith A. Weller**; 38      Vice President and  Mr.   Weller  is  a  first   vice
                           Assistant Secretary president and  associate  general
                                               counsel  of  Mitchell   Hutchins.
                                               Prior  to  May  1995,  he  was an
                                               attorney  in  private   practice.
                                               Mr.  Weller  is a vice  president
                                               and  assistant  secretary  of  31
                                               investment  companies  for  which
                                               Mitchell  Hutchins,   PaineWebber
                                               or   one  of   their   affiliates
                                               serves as investment adviser.

-------------
* The business address of this person is 51 West 52nd Street, New York, New York 10019-6114.

** The business address of this person is 1285 Avenue of the Americas, New York, New York 10019.

+ Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr . Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

        The Corporation and the Trust each pays board members who are not "interested persons" of the Corporation/Trust ("disinterested trustees") $1,500 annually for Balanced Fund or Tactical Allocation Fund, as applicable, an additional $1,000 for the Corporation's or Trust's second series and up to $150 per series for each board meeting and each separate meeting of a board committee. The Corporation and the Trust thus each pays an independent board member $2,500 annually plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust, the Corporation and each fund, the Trust and the Corporation require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust or the Corporation for acting as a board member or officer. Board members and officers own in the aggregate less than 1% of the outstanding shares of any class of each fund.

      The table below includes certain information relating to the compensation of the current board members who held office with the Trust or the Corporation during the funds' fiscal years ended August 31, 1999, and the compensation of those board members from all PaineWebber funds during the 1998 calendar year.

                               COMPENSATION TABLE+

                                                                   TOTAL
                                                               COMPENSATION
                                   AGGREGATE     AGGREGATE       FROM THE
                                 COMPENSATION   COMPENSATION  CORPORATION/TRUST
                                   FROM THE       FROM THE     AND THE FUND
       NAME OF PERSON, POSITION  CORPORATION(1)   TRUST(1)      COMPLEX (2)
       ------------------------  -------------    -------       -----------
       Richard Q. Armstrong,
        Trustee/Director             $4,120        $4,120         $101,372
       Richard R. Burt, ........
                                      4,120         4,060          101,372
       Trustee/Director.........
       Meyer Feldberg,
                                      4,120         5,424          116,222
       Trustee/Director.........
       George W. Gowen,
       Trustee/Director.........      4,945         4,120          108,272
       Frederic V. Malek,
       Trustee/Director.........      4,120         4,120          101,372
       Carl W. Schafer,
       Trustee/Director.........      4,120         4,120          101,372


--------------------
      + Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.

      (1) Represents total fees paid by the Corporation and the Trust to each board member indicated for the fiscal year ended August 31, 1999. These fees are allocated in part to the funds and in part to the other series of the Corporation or Trust.

      (2) Represents total compensation paid to each board member during the calendar year ended December 31, 1998; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                         PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 1999, the funds' records showed no shareholders as owning 5% or more of any class of a fund's shares.

        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each fund pursuant to a separate contract (each an "Advisory Contract") with the Corporation and the Trust. Under the Advisory Contracts, the funds pay Mitchell Hutchins an annual fee, computed daily and paid monthly, as set forth below:

BALANCED FUND
                                                                   ANNUAL
AVERAGE DAILY NET ASSETS                                            RATE
------------------------                                            ----
Up to $500 million..........................................         0.750%
In excess of $500 million up to $1.0 billion................         0.725
In excess of $1.0 billion up to $1.5 billion................         0.700
In excess of $1.5 billion up to $2.0 billion................         0.675
Over $2.0 billion...........................................         0.650

TACTICAL ALLOCATION FUND
                                                                   ANNUAL
AVERAGE DAILY NET ASSETS                                            RATE
------------------------                                            ----
Up to $250 million..........................................         0.500%
Over $250 million...........................................         0.450


      During the fiscal years indicated, Mitchell Hutchins earned (or accrued) advisory and administration fees in the amounts set forth below:

                                              FISCAL YEARS ENDED AUGUST 31,
                                               1999          1998          1997
                                               ----          ----          ----
Balanced Fund ................           $1,890,996    $1,709,264    $1,465,166
Tactical Allocation Fund......            9,214,743     4,895,190     1,756,146


      Under the terms of the applicable Advisory Contract, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust or Corporation not readily identifiable as belonging to a specific series are allocated among series by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by each fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Trust/Corporation or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

      Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to a fund.

      Prior to August 1, 1997, pursuant to a service agreement, PaineWebber provided certain services to Balanced Fund not otherwise provided by the fund's transfer agent, PFPC Inc. ("PFPC"). Pursuant to this agreement, Balanced Fund paid fees in the amount of $54,420 to PaineWebber during the period September 1, 1996 to August 1, 1997. No such service agreement was in effect with respect to Tactical Allocation Fund. Subsequent to August 1, 1997, PFPC (not the funds) pays PaineWebber for certain transfer agency related services relating to both funds that PFPC has delegated to PaineWebber.

      SECURITIES LENDING. During the fiscal year ended August 31, 1999 and August 31, 1998, the funds paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:

                                        FISCAL YEARS ENDED AUGUST 31,
                                           1999              1998
                                           ----              ----
           Balanced Fund                 $17,852           $28,144
           Tactical Allocation Fund     $176,811          $134,065

      NET ASSETS. The following table shows the approximate net assets as of October 31, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser. An investment company may fall into more than one of the categories below.

                                                                  NET ASSETS
                           INVESTMENT CATEGORY                        ($MIL)
          Domestic (excluding Money Market)..................       $7,873.9
          Global.............................................        4,651.4
          Equity/Balanced....................................        7,822.0
          Fixed Income (excluding Money Market)..............        3,233.7
                Taxable Fixed  Income........................        4,703.3
                Tax-Free Fixed Income........................        1,469.6
          Money Market Funds.................................       36,069.2



      PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

         DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each fund under separate distribution contracts with each fund (collectively, "Distribution Contracts"). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable fund. Shares of each fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the funds (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell each fund's shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019.

      Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each fund adopted by the Trust or the Corporation in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and, collectively, "Plans"), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan and the Class C Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. There is no distribution plan with respect to the funds' Class Y shares, and the funds pay no service or distribution fees with respect to their Class Y shares.

      Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

      Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

o Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

o Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

      PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or C shares are bought.

      Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

      The Plans and the related Distribution Contracts for Class A, Class B and Class C shares specify that each fund must pay service and distribution fees to Mitchell Hutchins for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board of each fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

      Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not "interested persons" of their respective funds and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of a fund shall be committed to the discretion of the board members who are not "interested persons" of the respective fund.

      In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

      The funds paid (or accrued) the following service and/or distribution fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended August 31, 1999:

                                                         TACTICAL ALLOCATION
                                   BALANCED FUND                 FUND
                                   -------------                 ----

    Class A....................      $ 505,425              $ 1,365,214

    Class B....................        305,401                7,645,352

    Class C....................        190,716                6,022,973

      Mitchell   Hutchins   estimates  that  it  and  its  parent   corporation,
PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each fund during the fiscal year ended August 31, 1999:

                                                            TACTICAL ALLOCATION
                                             BALANCED FUND          FUND
                                             -------------          ----
    CLASS A
    Marketing and advertising..........           $232,019         $1,466,338
    Amortization of commissions........                  0                  0
    Printing of prospectuses and SAIs..              2,410             17,072
    Branch network costs allocated and
    interest expense...................            563,791            831,595
    Service fees paid to PaineWebber
    Financial Advisors                             196,647            526,906

    CLASS B
    Marketing and advertising..........            $34,986         $2,055,505
    Amortization of commissions........            109,390          2,798,288
    Printing of prospectuses and SAIs..                364             23,928
    Branch network costs allocated and
    interest expense                               100,438          1,592,568
    Service fees paid to PaineWebber
    Financial Advisors                              29,401            737,560

    CLASS C
    Marketing and advertising..........            $22,495         $1,621,777
    Amortization of commissions........             55,130          1,742,839
    Printing of prospectuses and SAIs..                226             18,880
    Branch network costs allocated and
    interest expense...................             53,715            935,065
    Service fees paid to PaineWebber
    Financial Advisors                              18,376            580,946

      "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the funds' shares, including the PaineWebber retail branch system.

      In approving each fund's overall Flexible PricingSM system of distribution, the applicable board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

      In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by

PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

      In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

      In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.

      With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of each fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

      Under the Distribution Contracts for Class A shares, for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                                           FISCAL YEARS ENDED AUGUST 31,
                                           -----------------------------
                                           1999          1998         1997
                                           ----          ----         ----
     BALANCED FUND
     Earned......................   $  . 91,158    $. 368,103    $. 61,774
     Retained....................         8,956        16,048        2,215
     TACTICAL ALLOCATION FUND
     Earned......................   $.4,648,952   $.3,764,774  $.2,887,643
     Retained....................       245,303       243,663      182,132


      Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended August 31, 1999:

                                                         TACTICAL ALLOCATION
                                        BALANCED FUND            FUND
                                        -------------     ------------------
     Class A.....................        $.......0             $.......0
     Class B.....................           79,720             2,216,429
     Class  C....................            6,858               232,272


                             PORTFOLIO TRANSACTIONS

      Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of the funds' portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The funds may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years indicated, the funds paid the brokerage commissions set forth below:

                                             FISCAL YEARS ENDED AUGUST 31,
                                       -----------------------------------------
                                                1999         1998        1997
                                                ----         ----        ----
Balanced Fund.......................        $367,133     $290,954    $249,609
Tactical Allocation Fund............         363,697      440,215     211,116


      The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contracts authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years indicated, the funds paid brokerage commissions to PaineWebber as follows:

                                             FISCAL YEARS ENDED AUGUST 31,
                                       -----------------------------------------
                                                1999         1998        1997
                                                ----         ----        ----
Balanced Fund.......................         $14,808       $1,038     $15,564
Tactical Allocation Fund............           3,571        5,496       2,422


      During the fiscal year ended August 31, 1999, the brokerage commissions paid by Balanced Fund to PaineWebber represented 4.03% of the total commissions paid by the fund and 3.30% of the aggregate dollar amount of transactions involving brokerage commission payments. During the same period, the brokerage commissions paid by Tactical Allocation Fund to PaineWebber represented 0.98% of the total commissions paid by the fund and 1.09% of the aggregate dollar amount of transactions involving brokerage commission payments.

      Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

      In selecting brokers, Mitchell Hutchins will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board, Mitchell Hutchins may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to that fund and its other clients.

      Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

      For Balanced Fund's fiscal year ended August 31, 1999, Mitchell Hutchins directed $78,679,767 in portfolio transactions to brokers chosen because they provided research services, for which Balanced Fund paid $100,667 in commissions. For Tactical Allocation Fund's fiscal year ended August 31, 1999, Mitchell Hutchins directed no transactions to brokers chosen because they provided research services.

      For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

      Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the funds.

      Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount according to a formula deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

      The funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the funds.

      PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

      The funds' portfolio turnover rates for the fiscal years shown were:

                                             FISCAL YEARS ENDED AUGUST 31,
                                       -----------------------------------------
                                                    1999        1998
                                                    ----        ----

            Balanced Fund.................          234%        190%
            Tactical Allocation Fund......            6%         33%


            REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

      WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

      o Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

      o Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

      o Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

      o Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

      In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed. This contingent deferred sales charge is waived if you are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000 and the proceeds are used to purchase interests in one or more of these pools (see below).

      COMBINED PURCHASE PRIVILEGE--- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

      An "eligible group of related fund investors" can consist of any combination of the following:

      (a) an individual, that individual's spouse, parents and children;

      (b) an individual and his or her individual retirement account ("IRA");

      (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

      (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

      (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

      (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

      (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

      (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

      RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

      REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption
proceeds.   Gain  on  a  redemption   is  taxable   regardless  of  whether  the
reinstatement privilege is exercised, although a loss arising out of a redemption might not be deductible under certain circumstances. See "Taxes" below.

      WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

      NON-RESIDENT ALIEN WAIVER OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS A, B AND C SHARES. Until March 31, 2000, investors who are non-resident aliens will be able to sell their fund shares without incurring a contingent deferred sales charge, if they use the sales proceeds to immediately purchase shares of certain offshore investment pools available through PaineWebber. The fund will waive the contingent deferred sales charge that would otherwise apply to a sale of Class A, Class B or Class C shares of a fund. Fund shareholders who want to take advantage of this waiver should review the offering documents of the offshore investment pools for further information, including investment minimums, and fees and expenses. Shares of the offshore investment pools are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including any citizen or resident of the United States, U.S. partnership or U.S. trust, and are not available to residents of certain other countries. For more information on how to take advantage of the deferred sales charge waiver, investors should contact their PaineWebber Financial Advisors.

      PURCHASES OF CLASS Y SHARES THROUGH THE PACESM MULTI ADVISOR PROGRAM. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class Y shares. The PACESM Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

      PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONESM PROGRAM. Investors who purchase shares through the PaineWebber InsightOneSM Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOneSM Program offers a nondiscretionary brokerage account to PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions on other markups/markdowns.

      PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN PW 401(K) PLUS PLAN. The trustee of the PW 401(k) Plus Plan, a defined contribution plan sponsored by PW Group, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plus Plan (collectively, "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the

Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-Pwebber (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.

      ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the funds may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

      If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

      The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

      SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

      AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

      SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:

      o Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

      o Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

      Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

      An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

      INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

      TRANSFER OF ACCOUNTS. If investors holding shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SERVICEMARK);
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED) (RMA)(REGISTERED)

      Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

      To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

      The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

      PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

      PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

      o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

      o comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

      o automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds - RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND;

      o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

      o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

      o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

      o unlimited electronic funds transfers and bill payment service for an additional fee;

      o expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

      o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

      The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

      Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition will not continue to be met.

                               VALUATION OF SHARES

      Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Securities and other assets are valued based upon market quotations when those quotations are readily available unless, in Mitchell Hutchins' judgment, those quotations do not adequately reflect the fair value of the security. Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the applicable board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the applicable board determines that this does not represent fair value.

                             PERFORMANCE INFORMATION

      The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      TOTAL  RETURN   CALCULATIONS.   Average   annual   total   return   quotes
("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

                n
        P(1 + T)  =  ERV
     where:     P =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T = average annual total return of shares of that class n = number of years
              ERV =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

      The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

      Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

      The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                                  BALANCED FUND

     CLASS                              CLASS A    CLASS B    CLASS C  CLASS Y
                                        -------    -------    -------  -------
     (INCEPTION DATE)                   (7/1/91) (12/12/86)  (7/2/92)  (3/26/98)
                                        -------- ----------  --------  ---------
     Year ended August 31, 1999:
           Standardized Return*......     10.98%     10.28%    14.34%    16.42%
           Non-Standardized Return...     16.20%     15.28%    15.34%    16.42%
     Five Years ended August 31, 1999:
           Standardized Return*......     13.17%     13.14%    13.37%      N/A
           Non-Standardized Return*..     14.23%     13.38%    13.37%      N/A
     Ten Years ended August 31, 1999:
           Standardized Return.......     N/A        10.49%       N/A      N/A
           Non-Standardized Return...     N/A        10.49%       N/A      N/A
     Inception to August 31, 1999:
           Standardized Return*......     11.20%      9.76%    11.09%     3.78%
           Non-Standardized Return...     11.83%      9.76%    11.09%     3.78%


                            TACTICAL ALLOCATION FUND

     CLASS                              CLASS A    CLASS B   CLASS C   CLASS Y
                                        -------    -------   -------   -------
     (INCEPTION DATE)                  (5/10/93)  (1/30/96) (7/22/92) (5/10/93)
                                       ---------  --------- --------- ---------
     Year ended August 31, 1999:
           Standardized  Return*.....     32.41%     32.61%    36.58%    39.03%
           Non-Standardized Return...     38.65%     37.61%    37.58%    39.03%
     Five Years ended August 31, 1999
           Standardized Return*......     22.42%        N/A    22.63%    23.90%
           Non-Standardized Return...     23.56%        N/A    22.63%    23.90%
     Inception to August 31, 1999:
           Standardized Return*......     19.09%     22.65%    18.09%    20.29%
           Non-Standardized Return...     19.97%     22.98%    18.09%    20.29%

--------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

      OTHER INFORMATION. In Performance Advertisements, the funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper") CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock, bond and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, the Salomon Smith Barney Non-U.S. World Government Bond
Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, SMART MONEY, MUTUAL FUNDS, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES,

THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

      The funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of a fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

      The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

      The funds may also compare their performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.


                           IBBOTSON CHART PLOT POINTS

     Chart showing performance of S&P 500, long-term U.S. government bonds, Treasury Bills and inflation from 1925 through 1998


  YEAR      COMMON STOCKS   LONG-TERM GOV'T BONDS    INFLATION/CPI    TREASURY BILLS
  1925         $10,000             $10,000               $10,000          $10,000
  1926         $11,162             $10,777                $9,851          $10,327
  1927         $15,347             $11,739                $9,646          $10,649
  1928         $22,040             $11,751                $9,553          $11,028
  1929         $20,185             $12,153                $9,572          $11,552
  1930         $15,159             $12,719                $8,994          $11,830
  1931          $8,590             $12,044                $8,138          $11,957
  1932          $7,886             $14,073                $7,300          $12,072
  1933         $12,144             $14,062                $7,337          $12,108
  1934         $11,969             $15,472                $7,486          $12,128
  1935         $17,674             $16,243                $7,710          $12,148
  1936         $23,669             $17,464                $7,803          $12,170
  1937         $15,379             $17,504                $8,045          $12,207
  1938         $20,165             $18,473                $7,821          $12,205
  1939         $20,082             $19,570                $7,784          $12,208
  1940         $18,117             $20,761                $7,859          $12,208
  1941         $16,017             $20,955                $8,622          $12,216
  1942         $19,275             $21,629                $9,423          $12,248
  1943         $24,267             $22,080                $9,721          $12,291
  1944         $29,060             $22,702                $9,926          $12,332
  1945         $39,649             $25,139               $10,149          $12,372
  1946         $36,449             $25,113               $11,993          $12,416
  1947         $38,529             $24,454               $13,073          $12,478
  1948         $40,649             $25,285               $13,426          $12,580
  1949         $48,287             $26,916               $13,184          $12,718
  1950         $63,601             $26,932               $13,948          $12,870
  1951         $78,875             $25,873               $14,767          $13,063
  1952         $93,363             $26,173               $14,898          $13,279
  1953         $92,439             $27,125               $14,991          $13,521
  1954        $141,084             $29,075               $14,916          $13,638
  1955        $185,614             $28,699               $14,972          $13,852
  1956        $197,783             $27,096               $15,400          $14,193
  1957        $176,457             $29,117               $15,866          $14,639
  1958        $252,975             $27,342               $16,145          $14,864
  1959        $283,219             $26,725               $16,387          $15,303
  1960        $284,549             $30,407               $16,629          $15,711
  1961        $361,060             $30,703               $16,741          $16,045
  1962        $329,545             $32,818               $16,946          $16,483




                                       50

  YEAR      COMMON STOCKS   LONG-TERM GOV'T BONDS    INFLATION/CPI    TREASURY BILLS
  1963        $404,685             $33,216               $17,225          $16,997
  1964        $471,388             $34,381               $17,430          $17,598
  1965        $530,081             $34,625               $17,765          $18,289
  1966        $476,737             $35,889               $18,361          $19,159
  1967        $591,038             $32,594               $18,920          $19,966
  1968        $656,415             $32,509               $19,814          $21,005
  1969        $600,590             $30,860               $21,024          $22,388
  1970        $624,653             $34,596               $22,179          $23,849
  1971        $714,058             $39,173               $22,924          $24,895
  1972        $849,559             $41,400               $23,706          $25,851
  1973        $725,003             $40,942               $25,792          $27,643
  1974        $533,110             $42,725               $28,939          $29,855
  1975        $731,443             $46,653               $30,969          $31,588
  1976        $905,842             $54,470               $32,458          $33,193
  1977        $840,766             $54,095               $34,656          $34,893
  1978        $895,922             $53,458               $37,784          $37,398
  1979      $1,061,126             $52,799               $42,812          $41,279
  1980      $1,405,137             $50,715               $48,120          $45,917
  1981      $1,336,161             $51,657               $52,421          $52,671
  1982      $1,622,226             $72,507               $54,451          $58,224
  1983      $1,987,451             $72,979               $56,518          $63,347
  1984      $2,111,991             $84,274               $58,753          $69,586
  1985      $2,791,166            $110,371               $60,968          $74,960
  1986      $3,306,709            $137,446               $61,657          $79,580
  1987      $3,479,675            $133,716               $64,376          $83,929
  1988      $4,064,583            $146,650               $67,221          $89,257
  1989      $5,344,555            $173,215               $70,345          $96,728
  1990      $5,174,990            $183,924               $74,640         $104,286
  1991      $6,755,922            $219,420               $76,927         $110,121
  1992      $7,274,115            $237,092               $79,159         $113,982
  1993      $8,000,785            $280,339               $81,334         $117,284
  1994      $8,105,379            $258,556               $83,510         $121,862
  1995     $11,139,184            $340,435               $85,630         $128,680
  1996     $13,709,459            $337,265               $88,475         $135,381
  1997     $18,272,762            $390,735               $89,897         $142,496
  1998     $23,495,420            $441,777               $91,513         $149,416


Source: STOCKS, BONDS, BILLS AND INFLATION 1998 YEARBOOKTM, Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

      The chart is shown for illustrative purposes only and does not represent any fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

      Over time, although subject to greater risks and higher volatility, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From January 1, 1926 to December 31, 1998, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $23,495,420, significantly more than any other investment.

                                      TAXES

      BACKUP WITHHOLDING. Each fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

      SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of either fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

      SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of a fund within 90 days of purchase and subsequently acquires Class A shares of the same fund or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

      CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends

(that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      OTHER INFORMATION. Dividends and other distributions declared by a fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the distributions are paid by the fund during the following January.

      A portion of the dividends (whether paid in cash or in additional shares) from each fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Balanced Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively
"PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If Balanced Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax) even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

      Balanced  Fund  may  elect  to "mark to  market"  its  stock in any  PFIC.
"Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

      The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from options and futures derived by a fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

      Certain  futures  contracts  in which a fund may  invest may be subject to section  1256 of the Internal  Revenue  Code  ("section  1256  contracts").  Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

      Offsetting positions in any actively traded security, option or futures contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

      When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

      If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      If a fund acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-protected securities ("TIPS"), on which principal is adjusted based on changes in the Consumer Price Index, it must include in its gross income the OID that accrues on those securities and the amount of any principal increases on TIPS during the taxable year, even if it receives no corresponding payment on them during the year. Similar treatment applies with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

                                OTHER INFORMATION

      MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of Tactical Allocation Fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. The board members intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

      CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

      VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust or the Corporation may elect all its board members. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust or Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

      The funds do not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust or Corporation may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust or Corporation.

      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

      PRIOR NAMES. Prior to August 1995, Balanced Fund was named "PaineWebber Asset Allocation Fund." Prior to November 1, 1995, Tactical Allocation Fund was named "Mitchell Hutchins/Kidder, Peabody Asset Allocation Fund" and prior to February 13, 1995, it was named "Kidder, Peabody Asset Allocation Fund." Prior to November 10, 1995, Tactical Allocation Fund's Class C shares were called "Class B" shares and Balanced Fund's Class C shares were called "Class D" shares.

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund. PFPC Inc., a subsidiary of PNC Bank, N.A, serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809

      COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about the other fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

      AUDITORS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as Balanced Fund's independent accountants. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as Tactical Allocation Fund's independent auditors.

                              FINANCIAL STATEMENTS

      Each fund's Annual Report to Shareholders for its last fiscal year ended August 31, 1999 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

                                    APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

      Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

      AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing certainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation., Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are not being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

YOU SHOULD RELY ONLY ON THE  INFORMATION
CONTAINED   OR   REFERRED   TO  IN   THE
PROSPECTUS   AND   THIS   STATEMENT   OF                             PaineWebber
ADDITIONAL  INFORMATION.  THE  FUNDS AND                           Balanced Fund
THEIR  DISTRIBUTOR  HAVE NOT  AUTHORIZED
ANYONE TO PROVIDE  YOU WITH  INFORMATION
THAT IS DIFFERENT.  THE  PROSPECTUS  AND
THIS STATEMENT OF ADDITIONAL INFORMATION
ARE NOT AN OFFER TO SELL  SHARES  OF THE
FUNDS  IN  ANY  JURISDICTION  WHERE  THE                             PaineWebber
FUNDS  OR  THEIR   DISTRIBUTOR  MAY  NOT                Tactical Allocation Fund
LAWFULLY SELL THOSE SHARES.




              ------------







                                      ------------------------------------------

                                            Statement of Additional Information
                                                              December 10, 1999
                                      ------------------------------------------








                                                                    PAINEWEBBER










(C)1999 PaineWebber Incorporated. All rights reserved.
   Member SIPC.

                                                                          ANNUAL
REPORT




PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
PERFORMANCE AT A GLANCE

        Comparison of the change of a $10,000 investment in PaineWebber Financial Services Growth Fund Inc.(A) and the S&P 500 Index, for the 10-year period ended 3/31/99


              [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

                   PaineWebber Financial
                   Services Growth Fund Inc.             S&P 500 Index
                   -------------------------              -------------

3/31/89                    9,552                             10,000
                          10,310                             10,881
9/30/89                   11,870                             12,044
                          10,772                             12,291
3/31/90                   10,238                             11,921
                          10,421                             12,670
9/30/90                    8,464                             10,930
                           9,444                             11,908
3/31/91                   11,607                             13,635
                          12,626                             13,602
9/30/91                   14,401                             14,329
                          15,617                             15,528
3/31/92                   16,625                             15,137
                          17,957                             15,424
9/30/92                   18,567                             15,910
                          21,658                             16,709
3/31/93                   24,238                             17,438
                          23,372                             17,521
9/30/93                   25,112                             17,973
                          23,893                             18,390
3/31/94                   23,477                             17,693
                          25,225                             17,768
9/30/94                   25,170                             18,635
                          23,713                             18,631
3/31/95                   25,876                             20,444
                          28,795                             22,392
9/30/95                   32,788                             24,170
                          34,969                             25,625
3/31/96                   35,972                             27,001
                          37,009                             28,211
9/30/96                   40,494                             29,082
                          45,095                             31,505
3/31/97                   46,302                             32,352
                          53,936                             37,995
9/30/97                   60,364                             40,840
                          65,478                             42,013
3/31/98                   70,341                             47,869
                          70,529                             49,458
9/30/98                   59,358                             44,552
                          66,993                             54,033
3/31/99                   64,848                             56,724

Past performance is no guarantee of future performance.

The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.


The graph depicts the performance of PaineWebber Financial Services Growth Fund Inc.(A) versus the S&P 500 Index. It is important to note PaineWebber Financial Services Growth Fund Inc. is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 3/31/99

                                           1 Year       5 Years      10
Years        Life/0/

                         Class A/*/        -7.81%       22.53%
21.11%         16.00%
     Before Deducting    Class B/**/       -8.51%       21.61%
N/A           22.80%
Maximum Sales Charge     Class C/+/        -8.50%       21.59%
N/A           19.84%
                         Class Y/++/       -7.57%        N/A
N/A           -6.59%

                         Class A/*/       -11.95%       21.41%
20.56%         15.59%
     After Deducting     Class B/**/      -13.01%       21.42%
N/A           22.80%
Maximum Sales Charge     Class C/+/        -9.40%       21.59%
N/A           19.84%


/0/ Life: since commencement of issuance on May 22, 1986 for Class A shares, July 1,1991 for Class B shares, July 2, 1992 for Class C shares and March 30, 1998 for Class Y shares.

/*/ Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.

/**/ Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 distribution and service fees.

/+/  Maximum  contingent  deferred  sales charge for Class C shares is 1% and is
     reduced  to  0%  after  one  year.   Class  C  Shares  bear  ongoing  12b-1
     distribution and service fees.

/++/ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate,so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT


PAINEWEBBER UTILITY INCOME FUND
PERFORMANCE AT A GLANCE

        Comparison of the change of a $10,000 investment in PaineWebber
Utility
        Income Fund (A), the S&P 500 Index, and the S&P Utility Index, for the 10-year period ended 3/31/99


              [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

         PaineWebber Utility
         Income Fund (A)           S&P 500 Index             S&P Utility Index
         --------------------      --------------            -----------------
7/2/93        9,551                   10,000                      10,000
9/30/93       9,857                   10,258                      10,700
              9,484                   10,496                      10,090
3/31/94       8,789                   10,098                       9,257
              8,444                   10,141                       9,255
9/30/94       8,541                   10,635                       9,298
              8,563                   10,633                       9,289
3/31/95       9,052                   11,668                       9,930
              9,652                   12,780                      10,668
9/30/95      10,193                   13,795                      11,865
             11,030                   14,625                      13,110
3/31/96      10,719                   15,410                      12,486
             11,022                   16,101                      13,116
9/30/96      10,910                   16,598                      12,674
             11,901                   17,981                      13,519
3/31/97      11,558                   18,465                      13,063
             12,499                   21,685                      13,830
9/30/97      13,537                   23,309                      14,494
             14,966                   23,978                      16,851
3/31/98      16,083                   27,321                      17,798
             15,695                   28,228                      18,013
9/30/98      15,922                   25,427                      18,847
             16,892                   30,838                      19,339
3/31/99      16,283                   32,374                      17,529

Past performance is no guarantee of future performance. The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

The graph depicts the performance of PaineWebber Utility Income Fund (A) versus the S&P 500 Index and the S&P Utility Index. It is important to note PaineWebber Utility Income Fund is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 3/31/99

                                                1 Year        5 Years
Life(0)

                              Class A(*)         1.24%        13.13%
9.72%
            Before Deducting  Class B(**)        0.49%        12.26%
8.90%
       Maximum Sales Charge   Class C(+)         0.44%        12.24%
8.89%
                              Class Y(++)         N/A          N/A
10.14%

                              Class A(*)        -3.31%        12.08%
8.85%
            After Deducting   Class B(**)       -4.45%        12.01%
8.79%
     Maximum Sales Charge     Class C(+)        -0.55%        12.24%
8.89%

(0)  Life: since commencement of issuance on July 2, 1993 for Class A, Class
B
     and Class C shares, and September 10, 1998 for Class Y shares.

(*) Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.

(**) Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 distribution and service fees.

(+)  Maximum  contingent  deferred  sales charge for Class C shares is 1% and is
     reduced  to  0%  after  one  year.   Class  C  Shares  bear  ongoing  12b-1
     distribution and service fees.

(++) The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                          ANNUAL
REPORT


                                        May 20, 1999

Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Financial Services Growth Fund Inc. and the PaineWebber Utility Income Fund for the fiscal year ended March 31, 1999.


MARKET REVIEW

[GRAPHIC] Russia's currency crisis in August 1998 brought the stock market down sharply as investors around the world fled stocks and sought the safety of U.S. Treasury securities. Fears about exposure to over-leveraged hedge funds and to emerging markets led to a sell-off in financial services stocks. Stock prices rebounded in the second half of the fiscal year, but endured considerable volatility along the way.


     During the last quarter of the fiscal year, three general trends dominated the stock market: (1) a small number of stocks accounted for most of the gains in the S&P 500 Index and in the Dow Jones Industrial Average; (2) value stocks (as measured by the Russell 1000 Value Index) significantly lagged growth stocks (as measured by the Russell 1000 Growth Index); and (3) large capitalization stocks outperformed small and mid cap stocks. As measured by the S&P 500 Index (the "Index"), the stock market gained 18.49% for the fiscal year ended March 31, 1999.

PAINEWEBBER FINANCIAL SERVICES
GROWTH FUND INC.


PERFORMANCE --

     The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended March 31, 1999, without deducting sales charges, Class A shares lost 7.81%, Class B shares lost 8.51%, Class C shares lost 8.50% and Class Y shares lost 7.57%.

     The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 11.95%, Class B shares lost 13.01% and Class C shares lost 9.40%. Class Y shares are not subject to sales charges.


PORTFOLIO  HIGHLIGHTS --

     During the first half of the fiscal year the Fund benefited from its underweightings in companies with large global exposure, such as multinational banks. During the second half of the fiscal year, Fund performance suffered when financial services stocks lagged the Index. Companies in all

ANNUAL REPORT


     PAINEWEBBER
     FINANCIAL SERVICES
     GROWTH FUND INC.
     FUND PROFILE

  o  Goal:
     Long-term capital
     appreciation

  o  Portfolio Managers:
     Mark Tincher-Chief
     Investment Officer-Equities
     and Andrew Dinnhaupt, Mitchell
     Hutchins Asset Management Inc.

  o  Total Net Assets:
     $483.8 million as of March 31, 1999

  o  Dividend Payments:
     Annually



PAINEWEBBER
FINANCIAL
SERVICES
GROWTH FUND INC.

Asset Allocation(*)

Banks 30.0%

Insurance 27.9%

Financial Services 18.4%

Cash Equivalents 11.1%

Thrift Institutions 6.4%

Business Services 3.1%

Real Property 2.9%

Rights and Warrants 0.2%

sectors of the financial services industry were hit hard for missing earnings estimates or lowering their growth rate forecasts. For the fiscal year ended March 31, 1999, the financial services sector as measured by the S&P Financial Index gained 6.56%. As in the broader market, the largest companies contributed most of the sector's gains.

     New purchases in the Fund generally helped its performance during the latter half of the fiscal year. We focused the Fund's purchases on the specialty finance group, where we felt that valuations were attractive and risks were overstated. Continuing economic growth, diminishing unemployment and low inflation stimulated consumer spending, which in turn boosted the earnings of specialty finance firms such as credit card issuers. The Fund bought Providian Corp. (2.3%*) and Capital One Financial Corp. (2.7%) at what we believe to be attractive prices. Although both stocks had suffered when the bond markets became volatile in the latter part of the fiscal year, our research indicated that the stock prices had discounted too deeply the risks to the companies' earnings.

     Our focus on specialty services extended to the insurance sector, where the
Fund emphasized life insurance companies such as Nationwide Financial Services Inc. (2.0%) and Hartford Financial Services Group, Inc. (2.0%). Both companies reported good sales momentum during the fiscal year.

   GOING FORWARD --

Even if economic growth in the remainder of 1999 turns out to be a little slower than expected, we do not think it will impact the financial services sector more than any other sector of the market. We continue to believe that long-term consolidation in the financial services sector will be a positive for investors. We think aging baby boomers in the U.S. and abroad will demand more savings and investment products and set the stage for continued growth in financial services.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

Top Ten Stocks(*)
-------------------------------------------------------------
Capital One Financial Corp.                              2.7%
American International Group Inc.                        2.5
Providian Corp.                                          2.3
Associates First Capital Corp.                           2.2
Ambac Financial Group Inc.                               2.0
Hartford Financial Services Group, Inc.                  2.0
Nationwide Financial Services Inc.                       2.0
Zions BanCorp                                            2.0
Travelers Property Casualty Corp.                        1.9
Bank One Corp.                                           1.8
-------------------------------------------------------------


(*) Weightings represent percentages of portfolio assets as of March 31, 1999.
    The Fund's portfolio is actively managed and its composition will vary over time.

                                                                          ANNUAL
REPORT


     We like globally oriented insurance companies, whose stock prices have shown signs of stabilizing; larger, better-capitalized firms that are able to diversify into different channels of distribution, information, customer service or products; and larger money-center banks.


     We believe that the Fund holds companies with strong fundamentals and attractive valuations. We will stick to our investment discipline and not chase the latest fad. We firmly believe that the value in our holdings will be recognized over the long term.


PAINE WEBBER UTILITY INCOME FUND

[GRAPHIC]   PERFORMANCE --

     The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended March 31, 1999, without deducting sales charges, Class A shares gained 1.24%, Class B shares gained 0.49% and Class C shares gained 0.44%. For the same period, the Fund's benchmark, the S&P Utility Index, lost 1.51%. Class Y shares gained 10.14% for the 6 1/2-month period ended March 31, 1999.

     The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 3.31%, Class B shares lost 4.45% and Class C shares lost 0.55%. Class Y shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS --

     During the third quarter of the Fund's fiscal year we profitably sold several of the Fund's holdings of appreciated electric utility stocks. In the last quarter of the fiscal year, rising interest rates caused electric utility stock prices to fall. (Electric utilities are particularly sensitive to interest rate increases because they depend heavily on borrowing to finance their operations.) This correction in the electric utility group gave us the opportunity to research and eventually purchase some undervalued stocks such as Duke Energy Corp. (0.7%), Unicom Corp. (1.0%) and New Century Energies Inc. (1.3%).(*)

     The Fund held positions in several real estate investment trusts (REITs) at fiscal year-end. REIT prices declined throughout 1998. By early 1999 their low valuations and high dividend yields made them attractive again.

     We are looking at ways to increase the Fund's overall dividend yield and at the same time add more growth potential. To achieve these goals we seek to balance the Fund's holdings between those with potential for income generation and those with potential for capital gains.

     We  regard   electric   utility  and  real  estate  stocks  as  potentially
stabilizing Fund holdings that may provide high dividend income. These stocks now look attractive-with estimated earnings


     PAINEWEBBER UTILITY
     INCOME FUND
     FUND PROFILE

  o  Goal:
     Current Income and
     capital appreciation

  o  Portfolio Manager:
     Mark Tincher-Chief
     Investment Officer-Equities,
     Christopher Solmssen,
     Julieanna Berry and Jim Keegan,
     Mitchell Hutchins Asset
     Management Inc.

  o  Total net Assets:
     $34.5 million as of
     March 31, 1999

  o  Dividend Payments:
     Quarterly



PAINE WEBBER
UTILITY INCOME
FUND

Asset Allocation(*)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART]

Stocks                       72.5%
Bonds                        18.7%
Cash & Cash Equivalents       8.8%


(*) Weightings represent percentages of portfolio assets as of March 31, 1999.
    The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


PAINEWEBBER
UTILITY INCOME
FUND

Top Five Stock Sectors(*)

Utilities 75.0%

Consumer Cyclical 8.8%

Financial Services 2.4%

Capital Goods 1.6%

Energy 1.6%


PAINEWEBBER
UTILITY INCOME
FUND

Top Five Stocks(*)

MCI WorldCom Inc. 2.9%

Century Telephone Enterprises, Inc. 2.8%

PECO Energy Co. 2.7%

Qwest Communications International Inc. 2.6%

Cilcorp Inc. 2.4%


growth of 5-8% and projected dividend yields of 4-8%, we believe they offer significant total return potential.

     To give the Fund greater upside potential we have added more fast-growing telecommunications stocks. As e-commerce develops, we see strong growth potential for the companies that provide the cables and wires over which that commerce travels. The Fund owns AT&T Corp. (0.9%), MCI WorldCom Inc. (2.9%) and a variety of regional bell operating companies. We believe these companies are well positioned to benefit from the growing demand for data transmission, international calling and Internet access.

     The Fund also owns emerging carriers such as Global Crossing Ltd. (1.5%), Qwest Communications International Inc. (2.6%) and Level 3 Communications Inc. (1.9%). In addition, it holds Covad Communications Group Inc. (0.2%), one of three companies in the United States that sell digital subscriber line (DSL) service, a new technology that increases the bandwidth capacity of existing copper lines. Since DSL avoids the cost of laying fiberoptic cable or new wires, we think it will gain a significant share of the market for high-speed Internet access.

   GOING FORWARD --

     We are analyzing a number of prospective investments related to our focus on electric utilities and telecommunications, and expect to increase the Fund's positions in both sectors. As market conditions permit, we intend to continue paring the Fund's holdings of slower-growth, low-yielding stocks.

     Consolidation is still a major factor in both the power and telecommunications industries, and represents potential added value for some of the Fund's holdings. We believe telecommunications will benefit the most, and we look for global consolidations in that sector over the next few years.


OUTLOOK

[GRAPHIC] Our 1999 expectations are for economic growth (real gross domestic product) of about 3.5%, inflation below 2% and corporate earnings growth of 5-7%. In our view, market valuations fully reflect this positive, broad economic picture.

     Our outlook is cautious over the near term. We are concerned that in this highly priced market long bond yields above 5.60% may lead to a correction. We remain cautious about Latin America--Brazil's currency has stabilized but it must still cope with recession.

Also, we are cautious about Europe's prospects because of the conflict in Kosovo. In this environment, stock picking will be key to outperformance.



(*) Weightings represent percentages of portfolio assets as of March 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

                                                                          ANNUAL
REPORT



     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

     For a Quarterly Review on PaineWebber Financial Services Growth Fund Inc., PaineWebber Utility Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander

Margo Alexander
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.

/s/ Brian M. Storms

Brian M. Storms
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.

/s/ Mark A. Tincher

Mark A. Tincher
Managing Director and Chief Investment Officer -
Equities
Portfolio Manager, PaineWebber Financial Services
Growth Fund and PaineWebber Utility Income Fund

/s/ Andrew B. Dinnhaupt

Andrew B. Dinnhaupt
Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Financial Services
Growth Fund

/s/ Christopher T. Solmssen

Christopher T. Solmssen
Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Utility Income Fund

/s/ Julieanna M. Berry

Julieanna M. Berry
First Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Utility Income Fund

/s/ James F. Keegan

James F. Keegan
Senior Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Utility Income Fund

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses,
and
    should be read carefully before investing.

    This letter is intended to assist shareholders in understanding how the Funds performed during the fiscal year ended March 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in
    response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

                         [This Page Intentionally Blank]

PaineWebber Financial Services Growth Fund Inc.
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   --------------------------------
-----------------------------
                                                      12 Months       6 Months
                   03/31/99  09/30/98   03/31/98    Ended 03/31/99 Ended
03/31/99
---------------------------------------------------------------------------------
Class A Shares      $30.24    $28.32      $33.56         (7.81)%         9.25%
---------------------------------------------------------------------------------
Class B Shares       29.35     27.42       32.62         (8.51)          8.84
---------------------------------------------------------------------------------
Class C Shares       29.28     27.37       32.56         (8.50)          8.85
---------------------------------------------------------------------------------

Performance Summary Class A Shares

                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid
Return/1/
---------------------------------------------------------------------------------
05/22/86-12/31/86    $9.25     $8.31       --            --
(10.16)%
---------------------------------------------------------------------------------
1987                  8.31      6.88     $0.2265       $0.3703         (11.05)
---------------------------------------------------------------------------------
1988                  6.88      7.70       --           0.2375          15.38
---------------------------------------------------------------------------------
1989                  7.70      9.08       --           0.2900          21.71
---------------------------------------------------------------------------------
1990                  9.08      7.73       --           0.2410         (12.33)
---------------------------------------------------------------------------------
1991                  7.73     12.55       --           0.2070          65.37
---------------------------------------------------------------------------------
1992                 12.55     17.38       --           0.0237          38.68
---------------------------------------------------------------------------------
1993                 17.38     17.22      1.8425        0.0820          10.32
---------------------------------------------------------------------------------
1994                 17.22     15.68      1.2660        0.1345          (0.75)
---------------------------------------------------------------------------------
1995                 15.68     20.57      2.2099        0.2942          47.46
---------------------------------------------------------------------------------
1996                 20.57     22.80      3.3870        0.2300          28.96
---------------------------------------------------------------------------------
1997                 22.80     31.24      1.5895        0.2068          45.20
---------------------------------------------------------------------------------
1998                 31.24     31.24      0.4139        0.2780           2.31
---------------------------------------------------------------------------------
01/01/99-03/31/99    31.24     30.24       --             --            (3.20)
---------------------------------------------------------------------------------
                              Totals:   $10.9353       $2.5950
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:      575.55%
---------------------------------------------------------------------------------

Performance Summary Class B Shares

                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid
Return/1/
---------------------------------------------------------------------------------
07/01/91-12/31/91   $10.24    $12.56       --          $0.0640          23.30%
---------------------------------------------------------------------------------
1992                 12.56     17.31       --             --            37.82
---------------------------------------------------------------------------------
1993                 17.31     17.04     $1.8425        0.0571           9.57
---------------------------------------------------------------------------------
1994                 17.04     15.47      1.2660        0.0344          (1.53)
---------------------------------------------------------------------------------
1995                 15.47     20.21      2.2099        0.1766          46.36
---------------------------------------------------------------------------------
1996                 20.21     22.32      3.3870        0.0592          28.00
---------------------------------------------------------------------------------
1997                 22.32     30.42      1.5895        0.0884          44.10
---------------------------------------------------------------------------------
1998                 30.42     30.38      0.4139        0.0755           1.55
---------------------------------------------------------------------------------
01/01/99-03/31/99    30.38     29.35       --             --            (3.39)
---------------------------------------------------------------------------------
                              Totals:   $10.7088       $0.5552
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:      391.89%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.
The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Financial Services Growth Fund Inc.
Performance Results
                 (unaudited) (concluded)

Performance Summary Class C Shares

                   Net Asset Value
                   ---------------- Capital Gains Dividends Total
Period Covered     Beginning Ending  Distributed    Paid    Return/1/
---------------------------------------------------------------------
07/02/92-12/31/92   $14.61   $17.32      --        $0.0359   18.80%
---------------------------------------------------------------------
1993                 17.32    17.03    $1.8425      0.0691    9.52
---------------------------------------------------------------------
1994                 17.03    15.48     1.2660      0.0209   (1.50)
---------------------------------------------------------------------
1995                 15.48    20.21     2.2099      0.1819   46.30
---------------------------------------------------------------------
1996                 20.21    22.29     3.3870      0.0861   27.99
---------------------------------------------------------------------
1997                 22.29    30.37     1.5895      0.0938   44.09
---------------------------------------------------------------------
1998                 30.37    30.31     0.4139      0.0944    1.55
---------------------------------------------------------------------
01/01/99-03/31/99    30.31   29.28       --          --      (3.40)
---------------------------------------------------------------------
                            Totals:   $10.7088     $0.5821
---------------------------------------------------------------------
                   Cumulative Total Return as of 03/31/99:  239.24%
---------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the year ended March 31, 1999 and since inception, March 30, 1998 through March 31, 1999, Class Y shares have a total return of (7.57)% and (6.62)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Utility Income Fund
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   --------------------------------
-----------------------------
                                                      12 Months       6 Months
                   03/31/99  09/30/98   03/31/98    Ended 03/31/99 Ended
03/31/99
---------------------------------------------------------------------------------
Class A Shares      $13.60    $13.43      $13.79          1.24%          2.27%
---------------------------------------------------------------------------------
Class B Shares       13.60     13.43       13.79          0.49           1.89
---------------------------------------------------------------------------------
Class C Shares       13.58     13.41       13.78          0.44           1.89
---------------------------------------------------------------------------------
Performance Summary Class A Shares
                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid
Return/1/
---------------------------------------------------------------------------------
07/02/93-12/31/93   $10.00     $9.70       --          $0.2340
(0.70)%
---------------------------------------------------------------------------------
1994                  9.70      8.28       --           0.4829          (9.71)
---------------------------------------------------------------------------------
1995                  8.28     10.14       --           0.4662          28.82
---------------------------------------------------------------------------------
1996                 10.14     10.56       --           0.3530           7.90
---------------------------------------------------------------------------------
1997                 10.56     12.90       --           0.3299          25.75
---------------------------------------------------------------------------------
1998                 12.90     14.17       --           0.3709          12.87
---------------------------------------------------------------------------------
01/01/99-03/31/99    14.17     13.60       --           0.0597          (3.60)
---------------------------------------------------------------------------------
                              Totals:    $0.0000       $2.2966
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:       70.48%
---------------------------------------------------------------------------------
Performance Summary Class B Shares
                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid
Return/1/
---------------------------------------------------------------------------------
07/02/93-12/31/93   $10.00     $9.70       --          $0.2010
(1.02)%
---------------------------------------------------------------------------------
1994                  9.70      8.28       --           0.4169         (10.40)
---------------------------------------------------------------------------------
1995                  8.28     10.14       --           0.3980          27.87
---------------------------------------------------------------------------------
1996                 10.14     10.56       --           0.2756           7.06
---------------------------------------------------------------------------------
1997                 10.56     12.90       --           0.2427          24.78
---------------------------------------------------------------------------------
1998                 12.90     14.17       --           0.2689          12.03
---------------------------------------------------------------------------------
01/01/99-03/31/99    14.17     13.60       --           0.0335          (3.79)
---------------------------------------------------------------------------------
                              Totals:    $0.0000       $1.8366
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:       63.30%
---------------------------------------------------------------------------------
Performance Summary Class C Shares
                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid
Return/1/
---------------------------------------------------------------------------------
07/02/93-12/31/93   $10.00     $9.70       --          $0.2020
(1.01)%
---------------------------------------------------------------------------------
1994                  9.70      8.28       --           0.4158         (10.41)
---------------------------------------------------------------------------------
1995                  8.28     10.14       --           0.3970          27.86
---------------------------------------------------------------------------------
1996                 10.14     10.56       --           0.2766           7.07
---------------------------------------------------------------------------------
1997                 10.56     12.89       --           0.2459          24.72
---------------------------------------------------------------------------------
1998                 12.89     14.15       --           0.2728          12.00
---------------------------------------------------------------------------------
01/01/99-03/31/99    14.15     13.58       --           0.0345          (3.79)
---------------------------------------------------------------------------------
                              Totals:    $0.0000       $1.8446
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:       63.17%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sale charges; results would be lower if sales charges were included.
Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the period September 10, 1998 (commencement of issuance) through March 31, 1999, Class Y shares had a total return of 10.14%. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees. The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Financial Services Growth Fund Inc.
Portfolio of Investments                                          March 31,
1999

 Number of
  Shares                                                                Value
 ---------
-----------
 Common Stocks -- 93.96%
 Banks -- 31.71%
  155,000  Bank of New York Co., Inc. ............................   $
5,570,312
  169,000  Bank One Corp..........................................
9,305,562
   80,000  BB & T Corp. (1).......................................
2,895,000
  130,000  CCB Financial Corp. ...................................
7,028,125
  120,000  Comerica, Inc. ........................................
7,492,500
   84,000  Commerce Bancorp, Inc. ................................
3,465,000
  150,000  Community First Bankshares Incorporated ...............
3,000,000
  125,000  Cullen Frost Bankers Inc. .............................
5,992,187
  110,000  Fifth Third Bancorp....................................
7,253,125
  140,000  First American Corp. of Tennessee......................
5,162,500
  105,000  First Security Corp. ..................................
2,027,813
  167,375  HUBCO Inc. ............................................
5,617,523
   17,000  M & T Bank Corp........................................
8,143,000
   82,500  Marshall and Ilsley Corp. .............................
4,573,594
  125,000  Mellon Bank Corp. .....................................
8,796,875
   75,000  Northern Trust Corp. (1)...............................
6,660,937
   99,974  Old Kent Financial Corp. ..............................
4,223,902
  125,000  Prosperity Bancshares Incorporated.....................
1,531,250
   75,000  Seacoast Banking Corp. of Florida......................
2,006,250
  125,000  Summit Bancorp, Inc. ..................................
4,875,000
  155,000  Texas Regional Bankshares Inc. ........................
4,185,000
  150,000  Unionbancal Corp. .....................................
5,109,375
  200,000  US Bancorp, Inc. ......................................
6,812,500
   50,000  Wachovia Corp. ........................................
4,059,375
  130,000  Wells Fargo and Co.....................................
4,558,125
  110,000  West Coast Bancorp Oregon..............................
2,055,625
  250,000  Westamerica Bancorporation.............................
7,906,250
   55,000  Wilmington Trust Corp. ................................
3,141,875
  150,000  Zions Bancorporation...................................
9,975,000

-----------

153,423,580

-----------
 Business Services -- 3.31%
  125,000  Deluxe Corp............................................
3,640,625
  160,000  First Data Corp........................................
6,840,000
  180,000  Sterling Commerce Inc.*(1).............................
5,535,000

-----------

16,015,625

-----------
 Financial Services -- 19.49%
   30,000  American Express Co. ..................................
3,525,000
  250,000  Associates First Capital Corp. (1).....................
11,250,000
   90,000  Capital One Financial Corp. ...........................
13,590,000
  300,000  CIT Group, Inc. .......................................
9,168,750
  225,000  Conning Corp. .........................................
3,360,937
  140,000  Countrywide Credit Industries, Inc. ...................
5,250,000
  120,000  Equitable Companies Incorporated ......................
8,400,000
  150,000  Federal Home Loan Mortgage Corp. ......................
8,568,750

 Number of
  Shares                                                               Value
 ---------
------------
 Financial Services (continued)
  160,000  Finova Group Inc. (1).................................   $
8,300,000
  110,000  Household International, Inc. ........................
5,018,750
   55,000  Lehman Brothers Holdings, Inc. .......................
3,286,250
   30,000  Morgan Stanley, Dean Witter & Co. ....................
2,998,125
  105,000  Providian Corp. ......................................
11,550,000

------------

94,266,562

------------
 Insurance -- 29.59%
  270,000  ACE Ltd. .............................................
8,420,625
  100,000  AFLAC Incorporated....................................
5,443,750
  190,000  Ambac Financial Group Inc. ...........................
10,260,000
   62,500  American General Corp. (1)............................
4,406,250
  104,125  American International Group Inc. ....................
12,560,078
  135,000  AON Corp. ............................................
8,538,750
  300,000  Enhance Financial Services Group Inc..................
6,825,000
  100,000  Fremont General Corp. ................................
1,906,250
  180,000  Hartford Financial Services Group, Inc................
10,226,250
   70,000  Hartford Life Inc.....................................
3,850,000
  100,000  MBIA, Inc. ...........................................
5,800,000
  165,000  Mutual Risk Management Ltd. (1).......................
6,311,250
  240,000  Nationwide Financial Services Inc.....................
10,080,000
  240,000  Protective Life Corp. ................................
9,090,000
  187,500  Reinsurance Group of America, Inc. (1)................
7,980,469
  170,000  Reliastar Financial Corp. ............................
7,246,250
  253,500  Scottish Annuity & Life...............................
2,471,625
  120,000  Torchmark, Inc........................................
3,795,000
  275,000  Travelers Property Casualty Corp......................
9,831,250
  170,000  UNUM Corp. ...........................................
8,085,625

------------

143,128,422

------------
 Real Property -- 3.06%
  160,000  Cabot Industrial Trust................................
3,020,000
  125,000  Carramerica Realty Corp. .............................
2,757,813
  125,000  Manufactured Home Communities Inc. ...................
3,000,000
  156,000  New Plan Excel Realty Trust Inc. (1)..................
2,993,250
  175,000  Westfield America Inc. ...............................
3,051,563

------------

14,822,626

------------
 Thrift Institutions -- 6.80%
  264,500  Charter One Financial Inc. ...........................
7,633,305
   35,000  Commercial Federal Corporation........................
814,601
  345,000  Dime Bancorp, Inc.....................................
7,999,687
  184,300  Golden State Bancorp Inc.*(1).........................
4,100,675
  200,000  Greenpoint Financial Corp. ...........................
6,950,000
  150,000  PBOC Holdings Inc. ...................................
1,350,000

PaineWebber Financial Services Growth Fund Inc.
                 See accompanying notes to financial statements

 Number of
  Shares                                                               Value
 ---------
------------
 Common Stocks (concluded)
 Thrift Institutions (concluded)
  150,000  Queens County Bancorp Inc. ...........................   $
4,050,000

------------

32,898,268

------------
 Total Common Stocks (cost -- $381,317,667).......................
454,555,083

------------

 Number of
 Rights and
  Warrants                                                              Value
 ----------
--------
 Rights and Warrants -- 0.16%
   20,000   Coast Federal Litigation Contingent Payment Rights......
$118,750
  135,000   Golden State Bancorp Inc. Litigation Tracking Warrants..
653,906

--------
 Total Rights and Warrants (cost -- $770,102)........................
772,656

--------

 Principal
  Amount                                       Maturity Interest
   (000)                                        Dates    Rates
 ---------                                     -------- --------
 U.S. Government Obligation -- 4.12%
  $20,000  United States Treasury Bills
            (cost -- $19,962,356)...........   04/15/99  4.840%@    19,962,356
                                                                  ------------
 Repurchase Agreements -- 7.68%
   17,146  Repurchase Agreement dated
            03/31/99  with  Salomon  Smith  Bar- ney,  Inc.,  collateralized  by
            $16,845,000  U.S.  Treasury  Notes,  6.250%  due  08/31/02  (value--
            $17,497,744); proceeds;
            $17,148,334.....................   04/01/99  4.900      17,146,000
   20,000   Repurchase   Agreement   dated   03/31/99   with  SG  Cowen   Corp.,
            collateralized  by  $19,066,000  U.S.  Treasury  Notes,  6.500%  due
            08/15/05 (value--$20,400,620);
            proceeds; $20,002,722...........   04/01/99  4.900      20,000,000
                                                                  ------------
 Total Repurchase Agreements (cost --
   $37,146,000)..............................                       37,146,000
                                                                  ------------
 Total Investments (cost -- $439,196,125) --
   105.92%...................................                      512,436,095
 Liabilities in excess of other assets --
   (5.92)%...................................
(28,649,131)
                                                                  ------------
 Net Assets (100.00%)........................                     $483,786,964
                                                                  ============

---------
 *Non-income producing security
(1)Security, or portion thereof, was on loan at March 31, 1999.
@Yield to maturity at date of purchase

PaineWebber Utility Income Fund
Portfolio of Investments                                          March 31,
1999

 Number of
  Shares                                                                Value
 ---------
-----------
 Common Stocks -- 79.79%
 Electric Utilities -- 36.02%
  12,500   Allegheny Energy Inc...................................   $
368,750
  17,500   BEC Energy.............................................
643,125
  20,000   Baltimore Gas & Electric Co............................
507,500
  14,000   CMS Energy Corp........................................
560,875
  15,000   Cilcorp Inc............................................
900,937
  37,500   DPL Inc................................................
618,750
  20,000   DQE Inc................................................
767,500
   5,000   Duke Energy Corp.......................................
273,125
  20,000   El Paso Energy Corp....................................
653,750
  15,000   Energy East Corp.......................................
788,437
  15,000   First Energy Corp......................................
419,063
  11,500   FPL Group, Inc.........................................
612,375
  15,000   Illinova Corp..........................................
317,813
  15,000   Interstate Energy Corp.................................
397,500
  15,000   New Century Energies Inc...............................
510,938
  24,000   NIPSCO Industries Inc..................................
648,000
  22,500   PECO Energy Co.........................................
1,040,625
  30,000   Public Service Co. of New Mexico.......................
510,000
  20,000   Puget Sound Power & Light Co...........................
461,250
  21,000   SCANA Corp.............................................
455,438
  17,500   Sierra Pacific Resources...............................
615,781
  10,000   Unicom Corp............................................
365,625

-----------

12,437,157

-----------
 Electrical Equipment -- 1.61%
  12,000   Global Crossing Ltd.*(1)...............................
555,000

-----------
 Financial Services -- 0.41%
   9,300   Medallion Financial Corp...............................
140,081

-----------
 Gas Utility -- 6.48%
  30,000   AGL Resources Inc......................................
526,875
  17,000   Coastal Corp...........................................
561,000
  10,000   Columbia Energy Group..................................
522,500
  17,500   NICOR Inc..............................................
628,906

-----------

2,239,281

-----------

 Number of
  Shares                                                                Value
 ---------
-----------
 Long Distance & Phone Companies -- 25.23%
   8,000   Ameritech Corp.........................................   $
463,000
   4,500   AT&T Corp..............................................
359,156
  15,376   Bell Atlantic Corp.....................................
794,747
  22,000   BellSouth Corp.........................................
881,375
  15,000   Century Telephone Enterprises, Inc.....................
1,053,750
   1,000   Covad Communications Group, Inc.*......................
65,750
  10,000   GTE Corp...............................................
605,000
  20,000   ITC Deltacom*..........................................
436,250
  10,000   Level 3 Communications Inc.*...........................
728,125
  12,463   MCI WorldCom Inc.*.....................................
1,103,754
  13,500   Qwest Communications International Inc.*...............
973,266
   9,000   SBC Communications Inc.................................
424,125
  15,000   US West, Inc...........................................
825,938

-----------

8,714,236

-----------
 Media -- 1.45%
  10,000   Univision Communications Inc.*.........................
500,000

-----------
 Real Property -- 6.07%
  33,000   New Plan Excel Realty Trust Inc........................
633,187
  10,000   Storage USA Inc........................................
283,750
  18,000   Sun Communities........................................
571,500
  10,000   Vornado Realty Trust...................................
345,000
  15,000   Westfield America Inc..................................
261,563

-----------

2,095,000

-----------
 Water -- 2.52%
  30,000   American Water Works Co. Inc...........................
871,875

-----------
 Total Common Stocks (cost -- $19,216,874).........................
27,552,630

-----------

PaineWebber Utility Income Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                      Date             Rates
Value
 ---------                            -------------------- --------------
-----------
 Corporate Bonds -- 6.47%
 Beverages & Tobacco -- 0.55%
    $190   Seagram (Joseph) & Sons,
           Inc.....................         12/15/05           6.625%     $
189,452

-----------
 Cable -- 1.99%
     550   TCI Communications,
           Inc.....................         03/31/27           9.650
686,178

-----------
 Electric Utilities -- 1.42%
     500   Texas Utilities Electric
           Capital.................         01/30/37           8.175
491,419

-----------
 Entertainment -- 0.63%
     200   Time Warner Inc.........         01/15/08           7.480
215,703

-----------
 Publishing -- 1.88%
     610   News America Holdings
           Inc.....................   12/01/95 to 10/17/96 7.900 to 8.250
650,405

-----------
 Total Corporate Bonds (cost --
  $2,071,924).......................
2,233,157

-----------
 Convertible Bond -- 3.15%
 Cable -- 3.15%
     500   International Cabletel
           Inc.+ (cost --
            $500,000)..............         06/15/08           7.000
1,088,125

-----------
 U.S. Government Obligation -- 8.67%
   3,000   United States Treasury
           Bills (cost --
            $2,994,354)............         04/15/99           4.840@
2,994,354

-----------
 Repurchase Agreements -- 11.90%
   1,500   Repurchase Agreement
            dated 03/31/99 with Deutsche Bank, collateralized by $1,500,000 U.S.
            Treasury Notes, 6.000% due 08/15/00 (value-- $1,530,000); proceeds:
            $1,500,204.............         04/01/99           4.900
1,500,000
   1,500   Repurchase Agreement
            dated 03/31/99 with
            Salomon Smith Barney,
            Inc., collateralized by
            $1,590,000 U.S.
            Treasury Bills, due
            01/06/00 (value--
            $1,535,145); proceeds:
            $1,500,204.............         04/01/99           4.900
1,500,000
   1,110   Repurchase Agreement
            dated 03/31/99 with
            State Street Bank &
            Trust Co.,
            collateralized by
            $775,000 U.S. Treasury
            Bonds, 12.000% due
            08/15/13 (value--
            $1,138,352); proceeds:
            $1,100,150.............         04/01/99           4.870
1,110,000

-----------
 Total Repurchase Agreements
 (cost -- $4,110,000)...............
4,110,000

-----------
 Total Investments (cost --
  $28,893,152) -- 109.98%...........
37,978,266
 Liabilities in excess of other as-
 sets -- (9.98)%....................
(3,446,215)

-----------
 Net Assets -- 100.00%..............
$34,532,051

===========

---------
*Non-Income producing security.
+ Security  exempt from  registration  under 144A of the Securities Act of 1933.
  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(1) Security, or portion thereof, was on loan at March 31, 1999. @ Yield to maturity at date of purchase.

                 See accompanying notes to financial statements

PaineWebber
Statement of Assets and Liabilities                               March 31,
1999

                                                       Financial     Utility
                                                        Services     Income
                                                      Growth Fund     Fund
                                                      ------------ -----------
Assets
Investments in securities, at value (cost--
 $402,050,125 and $24,783,152, respectively)......... $475,290,095 $33,868,266
Repurchase agreements (cost--$37,146,000 and
 $4,110,000 respectively)............................   37,146,000   4,110,000
Investments of cash collateral received for
 securities loaned at value (cost--$42,014,500 and
 $0, respectively)...................................   42,014,500     --
Cash.................................................    2,752,680      27,352
Dividends and interest receivable....................      820,533     120,838
Receivable for fund shares sold......................      772,980      29,125
Receivable for investments sold......................      366,352     --
Other assets.........................................       75,812      58,249
                                                      ------------ -----------
Total assets.........................................  559,238,952  38,213,830
                                                      ------------ -----------
Liabilities
Collateral for securities loaned.....................   42,014,500     --
Payable for investments purchased....................   30,818,892   3,487,918
Payable for fund shares repurchased..................    1,903,050      20,775
Payable to affiliates................................      574,953      46,060
Accrued expenses and other liabilities...............      140,593     127,026
                                                      ------------ -----------
Total liabilities....................................   75,451,988   3,681,779
                                                      ------------ -----------
Net Assets
Capital Stock/Beneficial Interest shares of $0.001
 par value outstanding...............................  400,649,451  27,609,875
Accumulated net investment income....................    1,100,359      36,132
Accumulated net realized gains (losses) from
 investment transactions.............................    8,797,184
(2,199,070)
Net unrealized appreciation of investments...........   73,239,970   9,085,114
                                                      ------------ -----------
Net assets........................................... $483,786,964 $34,532,051
                                                      ============ ===========
Class A:
Net assets........................................... $204,433,019 $ 7,307,608
                                                      ------------ -----------
Shares outstanding...................................    6,760,980     537,404
                                                      ------------ -----------
Net asset value and redemption value per share.......       $30.24      $13.60
                                                            ======      ======
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price).......       $31.66      $14.24
                                                            ======      ======
Class B:
Net assets........................................... $195,392,336 $19,484,175
                                                      ------------ -----------
Shares outstanding...................................    6,657,721   1,432,421
                                                      ------------ -----------
Net asset value and offering price per share.........       $29.35      $13.60
                                                            ======      ======
Class C:
Net assets........................................... $ 78,669,581 $ 7,700,362
                                                      ------------ -----------
Shares outstanding...................................    2,686,595     566,900
                                                      ------------ -----------
Net asset value and offering price per share.........       $29.28      $13.58
                                                            ======      ======
Class Y:
Net assets........................................... $  5,292,028 $    39,906
                                                      ------------ -----------
Shares outstanding...................................      175,085       2,946
                                                      ------------ -----------
Net asset value, offering price and redemption value
 per share...........................................       $30.23      $13.55
                                                            ======      ======

                 See accompanying notes to financial statements

PaineWebber
Statement of Operations                      For the Year Ended March 31, 1999

                                                  Financial      Utility
                                                   Services      Income
                                                 Growth Fund      Fund
                                                 ------------  -----------
Investment income:
Dividends .....................................  $  8,420,897  $ 1,192,048
Interest.......................................     2,874,371      386,032
                                                 ------------  -----------
                                                   11,295,268    1,578,080
                                                 ------------  -----------
Expenses:
Investment advisory and administration.........     3,553,490      245,628
Service fees -- Class A........................       534,765       18,972
Service and distribution fees -- Class B.......     2,106,616      198,885
Service and distribution fees -- Class C.......       798,910       75,985
Transfer agency and service....................       384,320       34,635
Custody and accounting.........................       324,585       23,213
Federal and state registration fees............       192,444       54,908
Reports and notices to shareholders............        86,540       21,571
Legal and audit................................        77,050       71,616
Directors/Trustees' fees.......................        10,500       10,500
Other expenses.................................        73,158       10,122
                                                 ------------  -----------
                                                    8,142,378      766,035
                                                 ------------  -----------
Net investment income..........................     3,152,890      812,045
                                                 ------------  -----------
Realized and unrealized gains (losses) from investment transactions:
Net realized gains from investment
 transactions..................................    10,373,374    1,659,180
Net change in unrealized appreciation of
 investments...................................   (60,166,139)  (2,311,090)
                                                 ------------  -----------
Net realized and unrealized losses from
 investments...................................   (49,792,765)    (651,910)
                                                 ------------  -----------
Net increase (decrease) in net assets resulting
 from operations...............................  $(46,639,875) $   160,135
                                                 ============  ===========



                 See accompanying notes to financial statements

PaineWebber Financial Services Growth Fund Inc.
Statement of Changes in Net Assets

                                                       For the Years Ended
                                                            March 31,

---------------------------
                                                        1999          1998
                                                    ------------
-------------
From operations:
Net investment income.............................  $  3,152,890  $
1,940,220
Net realized gains from investment transactions...    10,373,374
14,829,192
Net change in unrealized appreciation/depreciation
 of investments...................................   (60,166,139)
91,444,229
                                                    ------------
-------------
Net increase (decrease) in net assets resulting
 from operations..................................   (46,639,875)
108,213,641
                                                    ------------
-------------
Dividends and distributions to shareholders from:
Net investment income--Class A....................    (1,912,147)
(1,011,267)
Net investment income--Class B....................      (548,684)
(359,882)
Net investment income--Class C....................      (265,951)
(124,042)
Net investment income--Class Y....................       (48,437)           --
Net realized gains from investment transactions--
 Class A..........................................    (2,846,899)
(7,772,773)
Net realized gains from investment transactions--
 Class B..........................................    (3,007,950)
(6,470,964)
Net realized gains from investment transactions--
 Class C..........................................    (1,166,071)
(2,101,970)
Net realized gains from investment transactions--
 Class Y..........................................       (54,597)           --
                                                    ------------
-------------
Total dividends and distributions to shareholders.    (9,850,736)
(17,840,898)
                                                    ------------
-------------
From capital stock transactions:
Net proceeds from the sale of shares..............   424,377,598
400,986,234
Cost of shares repurchased........................  (365,190,187)
(174,767,137)
Proceeds from dividends reinvested................     8,988,686
15,912,449
                                                    ------------
-------------
Net increase in net assets from capital stock
 transactions.....................................    68,176,097
242,131,546
                                                    ------------
-------------
Net increase in net assets........................    11,685,486
332,504,289
Net Assets:
Beginning of year.................................   472,101,478
139,597,189
                                                    ------------
-------------
End of year (including undistributed net
 investment income of
 $1,100,359 and $886,107, respectively)...........  $483,786,964  $
472,101,478
                                                    ============
=============



                 See accompanying notes to financial statements

PaineWebber Utility Income Fund
Statement of Changes in Net Assets

                                                      For the Years Ended
                                                           March 31,
                                                     -------------------------
                                                        1999          1998
                                                     -----------  ------------
From operations:
Net investment income............................... $   812,045  $    701,190
Net realized gains from investment transactions.....   1,659,180     1,915,598
Net change in unrealized appreciation/depreciation
 of investments.....................................  (2,311,090)    8,396,302
                                                     -----------  ------------
Net increase in net assets resulting from
 operations.........................................     160,135    11,013,090
                                                     -----------  ------------
Dividends to shareholders from:
Net investment income--Class A......................    (201,569)
(191,756)
Net investment income--Class B......................    (375,035)
(438,848)
Net investment income--Class C......................    (148,781)
(159,880)
Net Investment income--Class Y......................        (492)          --
                                                     -----------  ------------
Total dividends to shareholders.....................    (725,877)
(790,484)
                                                     -----------  ------------
From beneficial interest transactions:
Net proceeds from the sale of shares................   5,043,771    15,590,114
Cost of shares repurchased..........................  (7,642,154)
(23,344,027)
Proceeds from dividends reinvested..................     541,936       667,446
                                                     -----------  ------------
Net decrease in net assets from beneficial interest
 transactions.......................................  (2,056,447)
(7,086,467)
                                                     -----------  ------------
Net increase (decrease) in net assets...............  (2,622,189)    3,136,139
Net Assets:
Beginning of year...................................  37,154,240    34,018,101
                                                     -----------  ------------
End of year (including undistributed net investment
 income of $36,132 at March 31, 1999)............... $34,532,051  $ 37,154,240
                                                     ===========  ============



                 See accompanying notes to financial statements

Notes to Financial Statements
Organization and Significant Accounting Policies
 PaineWebber  Financial  Services Growth Fund Inc.  ("Financial  Services Growth
Fund") and PaineWebber Utility Income Fund ("Utility Income Fund") (collectively, the "Funds") are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. Financial Services Growth Fund was incorporated in the state of Maryland on February 13, 1986 and Utility Income Fund is a series of PaineWebber Managed Investments Trust (collectively, the "Trusts") which was organized under Massachusetts law by a Declaration of Trust dated August 9, 1991 and November 21, 1986, respectively. Organizational costs have been deferred and amortized using the straight line method over a period not to exceed 60 months from the date the Funds commenced operations.

 Each Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any.

 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

 Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sales price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser, administrator and distributor of the Funds. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sales price, or last bid price available if no sale occurs on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair values of the securities in the judgment of Mitch- ell Hutchins. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities for which market quotations are not readily available including restricted securities subject to limitations as to their sale are valued at fair value as determined in good faith by, or under the direction of, the Fund's/Trusts' Board of Directors/Trustees.

 Repurchase Agreements--Each Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply

Notes to Financial Statements
the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

 Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

 Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex- dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

 Financial Services Growth Fund invests primarily in equity securities of financial services companies and Utility Income Fund invests primarily in securities of utility companies. Economic, legislative and regulatory developments impacting those industries may affect the market value of each Fund's investments. In addition, each Fund's ability to invest in U.S. dollar-denominated foreign equity securities and ability to use options and futures contracts also entail special risks.

Investment Adviser and Administrator

 Each Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contracts, Financial Services Growth Fund and Utility Income Fund pay Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.70% of each Fund's average daily net assets. At March 31, 1999, Financial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $292,521 and $20,830, respectively, in investment advisory and administration fees.

 For the year ended March 31, 1999, Financial Services Growth Fund and the Utility Income Fund paid $66,432 and $0, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of the Funds.

Notes to Financial Statements

Distribution Plans

 Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Funds pay Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At March 31, 1999, Financial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $281,699 and $24,978, respectively, in service and distribution fees.

 Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class
B
and Class C shares. Mitchell Hutchins has informed each Fund that for the year ended March 31, 1999, it earned $2,677,286 and $22,513, in sales charges for the Financial Services Growth Fund and Utility Income Fund, respectively.

Security Lending

 Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended March 31, 1999, Financial Services Growth Fund and Utility Income Fund earned $41,864 and $8,606, respectively, for lending securities. Each Fund's lending agent is PaineWebber, which received compensation from the Funds for the year ended March 31, 1999 as follows:

       Financial Services Growth Fund............ $14,067
       Utility Income Fund....................... $ 2,868

 At March 31, 1999, Financial Services Growth Fund and the Utility Income Fund owed PaineWebber $733 and $252, respectively, in compensation as security lending agent.

Notes to Financial Statements
 As of March 31, 1999, the Financial Services Growth Fund's custodian held cash and/or cash equivalents having an aggregate value of $42,014,500 as collateral for portfolio securities loaned having a market value of $40,196,444. The cash collateral was invested in a time deposit and money market funds:

 Number of
  Shares/
 Principal
  Amount                                                              Market
   (000)                                                               Value
 ---------
-----------
            Dresdner Bank AG, Cayman Island Time Deposit, 5.063%,
 $25,000   due 04/01/99..........................................
$25,000,000
   1,118   Janus Investment Money Market Fund....................
1,117,698
  15,897   MH Money Market Fund LLC..............................
15,896,802

-----------
 Total investments of cash collateral received for securities loaned (cost -- $42,014,500)....................................
$42,014,500

===========

 As of March 31, 1999, the Utility Income Fund held the following securities as non-cash collateral for portfolio securities loaned having a market value of $499,500:

 Principal
  Amount                                              Maturity Interest
Market
   (000)                                                Date     Rate    Value
 ---------                                            -------- --------
--------
 $580      U.S. Treasury Note.......................  08/15/03  5.750%
$591,194

Bank Line of Credit

 Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of each Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended March 31, 1999, the Funds did not borrow under the Facility.

Transfer Agency Service Fees

 PaineWebber provides certain transfer agency related services to each Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Funds. For the year ended March 31, 1999, PaineWebber received from PFPC, Inc., not the Funds, approximately 53% and 49% of the total transfer agency service fees collected by PFPC, Inc. from Financial Services Growth Fund and Utility Income Fund, respectively.

Investments in Securities

 For federal income tax purposes, the cost of securities owned at March 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

Notes to Financial Statements
 At March 31, 1999, the components of net unrealized appreciation of investments were as follows:

                                                       Financial
                                                        Services     Utility
                                                         Growth       Income
                                                          Fund         Fund
                                                      ------------  ----------
Gross appreciation (investments having an excess of
 value over cost).................................... $ 84,226,303  $9,731,231
Gross depreciation (investments having an excess of
 cost over value)....................................  (10,986,333)
(646,117)
                                                      ------------  ----------
Net unrealized appreciation of investments........... $ 73,239,970  $9,085,114
                                                      ============  ==========

 For the year ended March 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                         Financial
                                                          Services     Utility
                                                              Growth      Income
                                                                Fund        Fund
                                                        ------------
-----------
Purchases.............................................. $352,424,857 $
6,814,388
Sales.................................................. $266,718,233
$11,525,495

Federal Tax Status

 Each Fund intend to distribute substantially all of their taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

 To reflect reclassifications for the Financial Services Growth Fund arising from permanent "book/tax" differences for the year ended March 31, 1999, undistributed net investment income was decreased by $163,419, accumulated net realized gains from investment transactions were increased by $53,103 and capital stock was increased by $110,316.

 To reflect reclassifications for the Utility Income Fund arising from permanent "book/tax" differences for the year ended March 31, 1999, accumulated net investment income was decreased by $28,237 and beneficial interest increased by $28,237.

 At March 31, 1999, Utility Income Fund had a net capital loss carryforward of $2,185,162 which will expire by March 31, 2004. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

Notes to Financial Statements
Capital Stock/Beneficial Interest

 There are 300 million shares of $0.001 par value common stock authorized for the Financial Services Growth Fund. Transactions in common stock were as follows:

                          Class A                    Class
B                   Class C                 Class Y
                  -------------------------  ------------------------
------------------------  --------------------
                    Shares       Amount        Shares       Amount
Shares       Amount      Shares     Amount
                  ----------  -------------  ----------  ------------
----------  ------------  --------  ----------
Financial Services Growth Fund
For the Year Ended
 March 31, 1999
Shares sold.....   7,542,064  $ 234,602,858   3,209,931  $ 99,463,482
2,728,837  $ 83,914,734   202,297  $6,396,524
Shares
 repurchased....  (7,526,690)  (231,874,337) (2,387,230)  (70,678,092)
(2,048,835)  (61,701,102)  (30,708)   (936,656)
Shares converted
 from Class B to
 Class A........     351,974     11,009,415    (362,660)  (11,009,415)
--            --        --          --
Dividends
 reinvested.....     141,796      4,241,108     112,654     3,277,100
47,112     1,367,649     3,442     102,829
                  ----------  -------------  ----------  ------------
----------  ------------  --------  ----------
Net increase....     509,144  $  17,979,044     572,695  $ 21,053,075
727,114  $ 23,581,281   175,031  $5,562,697
                  ==========  =============  ==========  ============
==========  ============  ========  ==========
For the Year
 Ended March 31, 1998
Shares sold.....   5,407,560  $ 158,699,017   5,117,213  $148,855,573
3,254,668  $ 93,429,844        54      $1,800
Shares
 repurchased....  (3,295,366)   (96,214,614)   (827,002)  (23,973,587)
(1,909,873)  (54,578,936)        -           -
Shares converted
 from Class B to
 Class A........     230,973      6,872,851    (237,222)   (6,872,851)
-            -               -           -
Dividends
 reinvested.....     249,050      7,491,415     213,881     6,266,712
73,652     2,154,322         -           -
                  ----------  -------------  ----------  ------------
----------  ------------  --------  ----------
Net increase....   2,592,217  $  76,848,669   4,266,870  $124,275,847
1,418,447  $ 41,005,230        54      $1,800
                  ==========  =============  ==========  ============
==========  ============  ========  ==========


 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Utility Income Fund. Transactions in shares of beneficial interest were as follows:


                          Class A                    Class
B                   Class C                 Class Y
                  -------------------------  ------------------------
------------------------  --------------------
                    Shares       Amount        Shares       Amount
Shares       Amount      Shares     Amount
                  ----------  -------------  ----------  ------------
----------  ------------  --------  ----------
Utility Income
 Fund
For the Year
 Ended March 31,
 1999
Shares sold.....      18,839  $     254,264     153,918  $  2,071,525
198,842  $  2,678,220     2,964  $   39,762
Shares
 repurchased....    (112,877)    (1,521,717)   (254,192)   (3,414,583)
(201,958)   (2,705,118)      (53)       (736)
Shares converted
 from Class B to
 Class A........      50,414        680,729     (50,459)     (680,729)
--           --          --         --
Dividends
 reinvested.....      11,343        154,177      20,004       271,487
8,546       115,780        35         492
                  ----------  -------------  ----------  ------------
----------  ------------  --------  ----------
Net increase
 (decrease).....     (32,281) $    (432,547)   (130,729) $ (1,752,300)
5,430  $     88,882     2,946  $   39,518
                  ==========  =============  ==========  ============
==========  ============  ========  ==========
For the Year
 Ended March 31,
 1998
Shares sold.....      98,175  $   1,159,314     124,629  $  1,530,954
1,084,440  $ 12,899,846
Shares
 repurchased....    (198,661)    (2,252,444)   (594,162)   (6,745,575)
(1,211,968)  (14,346,008)
Shares converted
 from Class B to
 Class A........      63,785        757,256     (63,778)     (757,256)
--           --
Dividends
 reinvested.....      14,319        167,830      31,301       364,143
11,616       135,473
                  ----------  -------------  ----------  ------------
----------  ------------
Net decrease....     (22,382) $    (168,044)   (502,010) $ (5,607,734)
(115,912) $ (1,310,689)
                  ==========  =============  ==========  ============
==========  ============

PaineWebber Financial Services Growth Fund Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                Class A

---------------------------------------------------
                                   For the Years Ended March 31,
                             ----------------------------------------------
                               1999       1998     1997     1996     1995
                             --------   --------  -------  -------  -------
Net asset value, beginning
 of period.................    $33.56     $23.41   $21.16   $17.11   $16.92
                             --------   --------  -------  -------  -------
Net investment income......      0.33@      0.20     0.18     0.30     0.25
Net realized and unrealized
 gains (losses) from
 investments...............     (2.96)@    11.75     5.69     6.25     1.34
                             --------   --------  -------  -------  -------
Net increase (decrease)
 from investment
 operations................     (2.63)     11.95     5.87     6.55     1.59
                             --------   --------  -------  -------  -------
Dividends from net
 investment income.........     (0.28)     (0.21)   (0.23)   (0.29)   (0.13)
Distributions from net
 realized gains from
 investment transactions...     (0.41)     (1.59)   (3.39)   (2.21)   (1.27)
                             --------   --------  -------  -------  -------
Total dividends and
 distributions.............     (0.69)     (1.80)   (3.62)   (2.50)   (1.40)
                             --------   --------  -------  -------  -------
Net asset value, end of
 period....................    $30.24     $33.56   $23.41   $21.16   $17.11
                             ========   ========  =======  =======  =======
Total investment return
 (1).......................     (7.81)%    51.92%   28.72%   39.02%   10.22%
                             ========   ========  =======  =======  =======
Ratios/Supplemental Data:
Net assets, end of period
 (000's)...................  $204,433   $209,818  $85,661  $64,003  $49,295
Expenses to average net
 assets....................      1.17%      1.17%    1.52%    1.37%    1.45%
Net investment income to
 average net assets........      1.07%      1.12%    0.90%    1.50%    1.40%
Portfolio turnover rate....        59%        23%      40%      53%      14%

---------
* Annualized.
+ Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods less than one year has not been annualized.
@ Calculated using the average monthly shares outstanding for the year.

                      Class B                                       Class
C                                  Class Y
---  ----------------------------------------------
------------------------------------------  --------------------------------
           For the Years Ended March 31,                 For the Years Ended
March 31,            For the Year   For the Period
---  ----------------------------------------------
------------------------------------------      Ended       March 30, 1998+
       1999       1998     1997     1996     1995     1999      1998
1997     1996    1995   March 31, 1999 to March 31, 1998
---  --------   --------  -------  -------  -------  -------   -------
-------  ------  ------  -------------- -----------------
       $32.62     $22.87   $20.75   $16.85   $16.71  $ 32.56    $22.84
$20.75  $16.86  $16.71      $33.56          $33.22
     --------   --------  -------  -------  -------  -------   -------
-------  ------  ------      ------          ------
         0.09@      0.09     0.04     0.13     0.11     0.08@     0.12
0.06    0.12    0.11        0.34@           0.00
        (2.87)@    11.34     5.53     6.16     1.33    (2.86)@   11.28
5.51    6.16    1.33       (2.89)@          0.34
     --------   --------  -------  -------  -------  -------   -------
-------  ------  ------      ------          ------
        (2.78)     11.43     5.57     6.29     1.44    (2.78)    11.40
5.57    6.28    1.44       (2.55)           0.34
     --------   --------  -------  -------  -------  -------   -------
-------  ------  ------      ------          ------
        (0.08)     (0.09)   (0.06)   (0.18)   (0.03)   (0.09)    (0.09)
(0.09)  (0.18)  (0.02)      (0.37)            --
        (0.41)     (1.59)   (3.39)   (2.21)   (1.27)   (0.41)    (1.59)
(3.39)  (2.21)  (1.27)      (0.41)            --
     --------   --------  -------  -------  -------  -------   -------
-------  ------  ------      ------          ------
        (0.49)     (1.68)   (3.45)   (2.39)   (1.30)   (0.50)    (1.68)
(3.48)  (2.39)  (1.29)      (0.78)            --
     --------   --------  -------  -------  -------  -------   -------
-------  ------  ------      ------          ------
       $29.35     $32.62   $22.87   $20.75   $16.85  $ 29.28    $32.56
$22.84  $20.75  $16.86      $30.23          $33.56
     ========   ========  =======  =======  =======  =======   =======
=======  ======  ======      ======          ======
        (8.51)%    50.80%   27.74%   37.97%    9.37%   (8.50)%   50.76%
27.74%  37.92%   9.34%      (7.57)%          1.02%
     ========   ========  =======  =======  =======  =======   =======
=======  ======  ======      ======          ======
     $195,392   $198,473  $41,579  $28,147  $16,368  $78,670   $63,809
$12,357  $6,989  $4,160      $5,292              $2
         1.94%      1.92%    2.27%    2.12%    2.22%    1.94%     1.92%
2.28%   2.14%   2.23%       0.90%           0.80%*
         0.29%      0.37%    0.15%    0.74%    0.67%    0.27%     0.36%
0.15%   0.72%   0.61%       1.22%           0.00%*
           59%        23%      40%      53%      14%      59%       23%
40%     53%     14%         59%             23%

PaineWebber Utility Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                              Class A

-----------------------------------------------------
                                For the             For the       For the
                              Years Ended         Four Months   Years Ended
                               March 31,             Ended     November 30,
                          ----------------------   March 31,
-----------------
                           1999    1998    1997      1996      1995      1994
                          ------  ------  ------  ----------- -------
-------
Net asset value,
 beginning of period....  $13.79  $10.20  $ 9.76    $ 9.77     $ 8.31    $
9.66
                          ------  ------  ------    ------    -------
-------
Net investment income...    0.39    0.33    0.34      0.15       0.47
0.48
Net realized and
 unrealized gains
 (losses) from
 investments............   (0.22)   3.61    0.41       --        1.44
(1.31)
                          ------  ------  ------    ------    -------
-------
Net increase (decrease)
 from investment
 operations.............    0.17    3.94    0.75      0.15       1.91
(0.83)
                          ------  ------  ------    ------    -------
-------
Dividends from net
 investment income......   (0.36)  (0.35)  (0.31)    (0.16)     (0.45)
(0.52)
                          ------  ------  ------    ------    -------
-------
Net asset value, end of
 period.................  $13.60  $13.79  $10.20    $ 9.76     $ 9.77    $
8.31
                          ======  ======  ======    ======    =======
=======
Total investment return
 (1)....................    1.24%  39.15%   7.83%     1.46%     23.64%
(8.76)%
                          ======  ======  ======    ======    =======
=======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $7,308  $7,856  $6,039    $9,416    $10,750
$12,532
Expenses to average net
 assets, net of waivers
 from adviser...........    1.59%   1.92%   1.93%     1.09%*     1.49%
1.58%
Expenses to average net
 assets, before waivers
 from adviser...........    1.59%   1.92%   2.00%     1.44%*     1.49%
1.58%
Net investment income to
 average net assets, net
 of waivers from
 adviser................    2.90%   2.77%   3.27%     4.26%*     5.13%
5.49%
Net investment income to
 average net assets,
 before waivers from
 adviser................    2.90%   2.77%   3.20%     3.91%*     5.13%
5.49%
Portfolio turnover rate.      21%     10%     41%       21%        30%
92%

---------
* Annualized.
+ Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales changes or program fees were included. Total investment return for periods of less than one year has not been annualized.

                      Class B
Class C                               Class Y
-------------------------------------------------------
----------------------------------------------------   --------------
        For the              For the    For the Years           For
the             For the    For the Years
      Years Ended          Four Months      Ended             Years
Ended         Four Months      Ended         For the Period
       March 31,              Ended     November 30,           March
31,             Ended     November 30,      September 10,
-------------------------   March 31,  ----------------
----------------------   March 31,  ----------------      1998+ to
 1999     1998     1997       1996      1995     1994      1999    1998
1997      1996      1995     1994     March 31, 1999
-------  -------  -------  ----------- -------  -------   ------  ------
------  ----------- -------  -------   --------------
 $13.79   $10.20   $ 9.75     $ 9.77    $ 8.31   $ 9.65   $13.78  $10.20  $
9.75     $ 9.77    $ 8.31   $ 9.65       $12.55
------   -------  -------    -------   -------  -------   ------  ------
------    -------   -------  -------       ------
   0.29     0.25     0.26       0.12      0.40     0.42     0.28    0.23
0.25       0.12      0.40     0.42         0.24
  (0.23)    3.60     0.42      (0.01)     1.45    (1.31)   (0.22)   3.61
0.43      (0.01)     1.45    (1.31)        1.03
------   -------  -------    -------   -------  -------   ------  ------
------    -------   -------  -------       ------
   0.06     3.85     0.68       0.11      1.85    (0.89)    0.06    3.84
0.68       0.11      1.85    (0.89)        1.27
------   -------  -------    -------   -------  -------   ------  ------
------    -------   -------  -------       ------
  (0.25)   (0.26)   (0.23)     (0.13)    (0.39)   (0.45)   (0.26)  (0.26)
(0.23)     (0.13)    (0.39)   (0.45)       (0.27)
------   -------  -------    -------   -------  -------   ------  ------
------    -------   -------  -------       ------
 $13.60   $13.79   $10.20     $ 9.75    $ 9.77   $ 8.31   $13.58  $13.78
$10.20     $ 9.75    $ 9.77   $ 8.31       $13.55
======   =======  =======    =======   =======  =======   ======  ======
======    =======   =======  =======       ======
   0.49%   38.13%    7.05%      1.10%    22.73%   (9.35)%   0.44%  38.09%
7.06%      1.10%    22.71%   (9.36)%      10.14%
======   =======  =======    =======   =======  =======   ======  ======
======    =======   =======  =======       ======
$19,484  $21,562  $21,071    $34,765   $37,554  $37,156   $7,700  $7,736
$6,909    $11,072   $12,222  $13,922          $40
   2.35%    2.68%    2.69%      1.85%*    2.23%    2.33%    2.35%   2.68%
2.70%      1.85%*    2.24%    2.32%        1.25%*
   2.35%    2.68%    2.76%      2.20%*    2.23%    2.33%    2.35%   2.68%
2.76%      2.20%*    2.24%    2.32%        1.25%*
   2.16%    2.05%    2.51%      3.51%*    4.37%    4.72%    2.13%   1.99%
2.51%      3.50%*    4.37%    4.69%        2.57%*
   2.16%    2.05%    2.44%      3.16%*    4.37%    4.72%    2.13%   1.99%
2.44%      3.15%*    4.37%    4.69%        2.57%*
     21%      10%      41%        21%       30%      92%      21%     10%
41%        21%       30%      92%          21%

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
PAINEWEBBER UTILITY INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Boards of Trustees/Directors and Shareholders

 We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of PaineWebber Financial Services Growth Fund, Inc., and PaineWebber Utility Income Fund as of March 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Financial Services Growth Fund, Inc. and PaineWebber Utility Income Fund at March 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
May 14, 1999

PaineWebber Financial Services Growth Fund Inc. PaineWebber Utility Income
Fund
Tax Information (unaudited)

 We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Fund's fiscal year end (March 31,
1999) as to federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Funds were derived from the following sources:

                                                                       Financial
                                                               Services  Utility
                                                                 Growth   Income
Per Share Data:                                                Fund     Fund
---------------                                              --------- -------
Net investment income*
  Class A...................................................  $0.2780  $0.3578
  Class B...................................................   0.0755   0.2547
  Class C...................................................   0.0944   0.2577
  Class Y...................................................   0.3672   0.2735
  Short-term capital gains*.................................   0.0290      --
  Long-term capital gains...................................   0.3849      --
  Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate
   shareholders.............................................    93.49%
100.00%

*Taxable as ordinary income

 Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

 Since each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. Such notifications, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

                         [This Page Intentionally Blank]

                         [This Page Intentionally Blank]

                         [This Page Intentionally Blank]

                                                                          ANNUAL
REPORT



DIRECTORS / TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Julieanna M. Berry
Vice President

James F. Keegan
Vice President

Mark A. Tincher
Vice President

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

====
PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS
* High Income Fund
* Investment Grade Income Fund
* Low Duration U.S. Government Income Fund
* Strategic Income Fund
* U.S. Government Income Fund

TAX-FREE BOND FUNDS
* California Tax-Free Income Fund
* Municipal High Income Fund
* National Tax-Free Income Fund
* New York Tax-Free Income Fund

STOCK FUNDS
* Financial Services Growth Fund * Growth Fund * Growth and Income Fund * Mid Cap Fund * Small Cap Fund * S&P 500 Index Fund * Tax-Managed Equity Fund * Utility Income Fund

ASSET ALLOCATION FUNDS
* Balanced Fund
* Tactical Allocation Fund

GLOBAL FUNDS
* Asia Pacific Growth Fund
* Emerging Markets Equity Fund
* Global Equity Fund
* Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
* Aggressive Portfolio
* Moderate Portfolio
* Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND


                                   PaineWebber
                        (C)1999 PaineWebber Incorporated
                                   Member SIPC


PaineWebber


  ==========================

  FINANCIAL
  SERVICES
  GROWTH FUND INC.

  UTILITY
  INCOME FUND

                                  ANNUAL REPORT


  MARCH 31, 1999

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

Dear Shareholder,

      We are pleased to present you with the semiannual report for the PaineWebber Financial Services Growth Fund Inc. and the PaineWebber Utility Income Fund for the six-month period ended September 30, 1999.

MARKET REVIEW
================================================================================

[GRAPHIC OMITTED]

      For most of 1998 and the first quarter of 1999 the market was very narrow, its gains concentrated in a small number of large-capitalization growth companies. Mid- to small-cap stocks generally posted losses. This was a highly unusual situation. We expected conditions to return to normal--i.e., less of a performance discrepancy between growth and value styles, and between the largest companies and the rest of the market. Value did briefly return to favor in the second quarter, but only the most deeply undervalued of the value stocks benefited before investors got concerned about the surge in commodity prices, and narrowness returned. For the 12 months ended September 30, 1999, the S&P 500 Index gained 27.79%.

      Despite gains in the broad market, individual stock performance varied widely. About two thirds of the stocks traded on the New York Stock Exchange have actually posted losses year-to-date. The market weakened at the end of the Funds' fiscal year, as investors became concerned about the possibility of the Federal Reserve again raising short-term interest rates. Technology and consumer cyclicals were the strongest sectors; the weakest sectors included healthcare, utilities and capital goods.

OUTLOOK

      We expect gross domestic product growth of around 3.80% for 1999, and about 2.90% growth for 2000. Our outlook calls for 2.25% inflation for calendar year 1999, and about the same or slightly higher for calendar year 2000. We expect the yield on the long bond (30-year Treasury) to stay close to 6.10% for the rest of 1999, and to retreat below 6.00% in 2000. Overseas growth does not seem strong enough to raise inflationary expectations to a great degree, but should allow companies to maintain profitability.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PAINEWEBBER FINANCIAL SERVICES
GROWTH FUND INC.
================================================================================

PERFORMANCE--TOTAL % RETURNS FOR SIX MONTHS ENDED 9/30/99

                    Before Sales    After Maximum      S&P 500     S&P Financial
                      Charges       Sales Charges       Index          Index
--------------------------------------------------------------------------------
Class A Shares        -13.99           -17.85           0.37          -10.98
Class B Shares        -14.31           -18.59           0.37          -10.98
Class C Shares        -14.31           -15.17           0.37          -10.98
Class Y Shares        -13.86           -13.86           0.37          -10.98
--------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y shares are not subject to sales charges.

--------------------------------------------------------------------------------
PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
PROFILE
as of September 30, 1999

Investment Goal:

Long-term capital appreciation

Portfolio Managers:

Andrew Dinnhaupt and Mark Tincher--Chief Investment Officer--Equities, Mitchell Hutchins Asset Management Inc.

Commencement:

Class A shares, May 22, 1986; Class B shares, July 1, 1991; Class C shares, July 2, 1992; Class Y shares, March 30, 1998

Dividend Payments:

Annually
--------------------------------------------------------------------------------

PERFORMANCE

      During the six-month period, rising interest rates, earnings disappointments and fears of Y2K problems battered the financial services sector. The sector, as measured by the S&P Financial Index, lost 10.98% for the six months ended September 30, 1999. The broad market, as measured by the S&P 500 Index, gained 0.37% for the period. Like the broad market, gains in the financial sector were limited to a small number of large-capitalization stocks. Mid- to small-capitalization stocks generally sustained losses.

      The Fund has trailed the S&P 500 Index since 1998, and trailed it during the reporting period (see performance table above). We attribute the Fund's underperformance to several factors arising from market conditions and our management style.

Management Style Issues

      Smaller-cap orientation--small-cap stocks significantly underperformed large caps for the three years ended September 30, 1999. The Fund's overweighting in small caps and underweighting in large-cap banks during the first part of the year have hurt performance. We increased the Fund's exposure to large-cap banks and also increased its median market capitalization to $13.5 billion as of September 30, 1999.

      Lack of exposure to brokerage stocks--unlike many of its competitors, the Fund was not invested in brokerage stocks during their rally (October 1998-February 1999). As a result, the Fund's performance significantly lagged that of its competitors. We began to add select brokerage stocks to the portfolio in February 1999. Although the Fund's performance benefited somewhat, the gain did not bring the Fund into line with competitors.

Sector Performance Issues

      Earnings disappointments--Bank One's August 24 announcement of an earnings shortfall in its First USA unit weighed heavily on the banking sector and on credit card companies. Investors reacted to this company-specific event by punishing bank stocks generally. Even though the Fund had sold its position in Bank One before the announcement, its other bank positions suffered.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

      Narrow breadth in stock market performance. Financial services underperformed the broader market as money flowed into the larger-cap growth companies and technology companies, in particular.

      Fear of rising interest rates, which put pressure on the financial services sector and pushed the S&P Financial Index down 15% from its early July highs. Despite the market's concerns, we do not believe the Federal Reserve will embark on a series of interest rate hikes.

PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]

      The Fund's weightings in banks increased from 30.0% to 35.1% by the end of the period, as we positioned the Fund to benefit from the improving earnings prospects of the large commercial banks and the preference of investors for large cap, high liquidity stocks. During the period, we also decreased exposure to general financial services companies, such as credit card issuers, and increased exposure to brokerages and asset managers.

PaineWebber Financial Services Growth Fund Inc.--Sector Allocation*

As of 9/30/99                   %             As of 3/31/99                 %
--------------------------------------------------------------------------------
Banks                          35.1           Banks                        30.0
Insurance                      25.9           Insurance                    27.9
Financial Services             15.7           Financial Services           18.4
Cash & Cash Equivalents         8.0           Cash & Cash Equivalents      11.1
Thrift Institutions             6.5           Thrift Institutions           6.4
Brokerage & Asset Management    5.3           Business Services             3.1
Business Services               3.5           Real Estate                   2.9
                                              Rights and Warrants           0.2
--------------------------------------------------------------------------------
Total                         100.0           Total                       100.0

      The Fund's banking and credit card holdings mainly consist of Chase Manhattan Bank, Bank of New York, Mellon Bank and Capital One, companies whose earnings outlook we believe to be realistic. We are still seeking investment opportunities within the brokerage industry.

* Weightings represent percentages of portfolio assets, as of September 30, 1999, unless noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PaineWebber Financial Services Growth Fund Inc.--Top Ten Holdings*

As of 9/30/99                        %        As of 3/31/99                             %
-------------------------------------------------------------------------------------------
American International Group, Inc.   3.6      Capital One Financial Corp.               2.7
Axa Financial Inc.                   3.5      American International Group, Inc.        2.5
Bank of New York Co. Inc.            3.2      Providian Corp.                           2.3
Ambac Financial Group Inc.           3.0      Associates First Capital Corp.            2.2
Nationwide Financial Services Inc.   2.9      Ambac Financial Group Inc.                2.0
Firstar Corp.                        2.9      Hartford Financial Services Group, Inc.   2.0
Associates First Capital Corp.       2.9      Nationwide Financial Services Inc.        2.0
Travelers Property Casualty Corp.    2.7      Zions BanCorp                             2.0
UnionBanCal Corp.                    2.6      Travelers Property Casualty Corp.         1.9
Federal Home Loan Mortgage Corp.     2.6      Bank One Corp.                            1.8
-------------------------------------------------------------------------------------------
Total                               29.9      Total                                    21.4

LEAD PORTFOLIO MANAGER

      Andrew Dinnhaupt has co-managed PaineWebber Financial Services Growth Fund Inc. since October 1998. After Karen Finkel, the former portfolio manager, relocated to London in April 1999, Chief Investment Officer of Equities Mark Tincher and Mr. Dinnhaupt co-managed the Fund during a transition period of several months. Mr. Dinnhaupt has now taken the reins as lead portfolio manager, with support from a team of research analysts. Mr. Tincher will continue to serve as a portfolio manager for the Fund.

      Mr. Dinnhaupt joined Mitchell Hutchins in 1996 as an equity research analyst. Before that he was a research analyst at Summit Bank, where he covered the financial services, transportation and aerospace industries. Mr. Dinnhaupt also was responsible for managing $50 million in equity and fixed income securities for individuals, retirement accounts, trusts, profit sharing and 401(k) accounts. Mr. Dinnhaupt holds a BS in Economics/Finance from the University of Scranton and an MBA in Finance from Seton Hall University. He is a Chartered Financial Analyst.

GOING FORWARD

      We believe the financial services sector is poised for a rebound. The sector's fundamentals (interest rates and earnings trends) currently appear positive. In our view, earnings estimates for the remainder of 1999 and 2000 seem attainable. Additionally, trends that could make financials very attractive remain in place: deregulation has taken a significant step with passage of legislation to rescind the Glass-Steagall Act, and demand for financial products and services continues to rise as the baby-boomer generation ages.

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

      The Fund's portfolio consists of companies that we believe have strong fundamentals and attractive valuations. We continue to believe that a broadening of market performance coupled with a rebound in more value-oriented stocks will occur, and that the value of the Fund's holdings will be recognized over the long term.

PaineWebber Financial Services Growth Fund Inc.--Characteristics*

                                          9/30/99                     3/31/99
--------------------------------------------------------------------------------
Total Net Assets ($mm)                    $321.3                      $483.8
Dividend Yield                              1.58%                       1.58%
Number of Securities                          57                          82
Stocks                                      92.0%                       88.9%
Cash & Cash Equivalents                      8.0%                       11.1%
--------------------------------------------------------------------------------

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PAINEWEBBER UTILITY INCOME FUND
================================================================================

PERFORMANCE--TOTAL % RETURNS FOR SIX MONTHS ENDED 9/30/99

                          Before Sales       After Maximum          S&P Utility
                             Charges          Sales Charges            Index
--------------------------------------------------------------------------------
Class A Shares                0.97               -3.57                  6.26
Class B Shares                0.51               -4.49                  6.26
Class C Shares                0.56               -0.44                  6.26
Class Y Shares                1.04                1.04                  6.26
--------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y shares are not subject to sales charges.

--------------------------------------------------------------------------------
PAINEWEBBER UTILITY INCOME FUND
PROFILE
as of September 30, 1999

Investment Goal:

Current income and capital appreciation

Portfolio Managers:

equity component-- Mark Tincher, Chief Investment Officer of Equities, and Christopher Solmssen; fixed income Component--Julieanna Berry and Jim Keegan, Mitchell Hutchins Asset Management Inc.

Commencement:

Class A, B and C shares, July 2, 1993; Class Y shares, September 10, 1998

Dividend Payments:

Quarterly
--------------------------------------------------------------------------------

HIGHLIGHTS

[GRAPHIC OMITTED]

      Fund performance lagged the benchmark for the six months ended September 30, 1999 (see table above). The Fund's investment style hurt performance during the period. The Fund seeks to achieve current income and capital appreciation by balancing high yielding, electric utility stocks with faster growing, lower dividend paying stocks such as telecommunications companies, gas utilities, independent power producers and non-utility companies.

      To achieve the goal of current income, we generally seek to maintain a dividend yield above the Fund's peer group average. To maintain an above average dividend yield, we allocate about 40% of the portfolio to the electric utility sector. Investors sold electric utility stocks during the period, acting on fears of higher interest rates and uncertainty about consolidation. The resulting underperformance of the electric utilities reduced Fund performance.

      Fund performance also was hurt by lagging performance among the telecommunications stocks, which comprised the Fund's second largest exposure (36.5%).

      On the other hand, the downturn gave us an opportunity to purchase some of our favorite telecom stocks at attractive prices. We consider telecommunications one of the most compelling long-term growth stories in the market today. We are seeking to decrease the Fund's exposure to electric utilities and increase its exposure to telecommunications. During the period we added to the Fund's position in MCI WorldCom (3.4%), Global Telesystems Group (0.7%) and AT&T (2.0%).*

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PaineWebber Utility Income Fund--Top Ten Equity Holdings*

As of 9/30/99                         %       As of 3/31/99                         %
---------------------------------------------------------------------------------------
NTL Inc.                              4.0     MCI WorldCom Inc.                     2.9
MCI WorldCom Inc.                     3.4     Century Telephone Enterprises, Inc.   2.8
Bell Atlantic Corp.                   3.2     PECO Energy Co.                       2.7
BellSouth Corp.                       3.1     Qwest Communications Intn'l. Inc.     2.6
CMS Energy Corp.                      3.1     Cilcorp Inc.                          2.4
Century Telephone Enterprises, Inc.   2.9     BellSouth Corp.                       2.3
American Water Works Co. Inc.         2.7     American Water Works Co. Inc.         2.3
US West, Inc.                         2.7     US West, Inc.                         2.2
New Century Energies Inc.             2.6     Bell Atlantic Corp.                   2.1
Univision Communications Inc.         2.5     Energy East Corp.                     2.1
---------------------------------------------------------------------------------------
Total                                30.2     Total                                24.4

      New purchases included Sprint Corp. Fon Group (1.7%); Calpine Corp (1.3%), an independent power producer with attractive growth prospects; Martin Marietta Materials Inc. (0.6%) and Fox Entertainment Group Inc. (1.0%) represented two non-utility companies with histories of stable, long-term growth. Other purchases during the period included CMS Energy Corp. convertible shares (3.1%), added for their combination of high dividend payout and strong earnings prospects. The Fund may invest up to 35% of its total assets in equities outside the utilities industries.

      We trimmed the Fund's position in PECO Energy Co. (1.2%) and sold out of Public Service New Mexico because it no longer fit with our investment themes. Finally, we sold Consolidated Edison because we did not believe the earnings potential was great enough to justify the stock's low yield.

PaineWebber Utility Income Fund--Top Five Sectors*

As of 9/30/99                   %        As of 3/31/99                     %
--------------------------------------------------------------------------------
Utilities                      74.9      Utilities                        75.0
Energy                          7.3      Consumer Cyclical                 8.8
Technology                      5.1      Financial Services                2.4
Consumer Cyclical               1.1      Capital Goods                     1.6
Basic Materials                 0.8      Energy                            1.6
--------------------------------------------------------------------------------
Total                          89.2      Total                            89.4

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

GOING FORWARD

      Y2K has moved to the forefront of utility issues, particularly the question of plant safety and disruption of the electric grid. The nuclear utilities--where the greatest safety concerns arise--have taken the lead in reaching Y2K compliance. All the utilities have developed protocols for overriding their computers and operating their plants manually, as well as contingency plans for "must-run" facilities to stabilize the power grid. In addition, many utilities are asking big industrial customers to shut down for 24 hours at year-end. We believe the industry is well prepared for Y2K and do not anticipate major problems or service disruptions. As the shadows of Y2K recede, we expect the utility sector to return to favor.

PaineWebber Utility Income Fund--Characteristics*

                                          9/30/99                     3/31/99
--------------------------------------------------------------------------------
Total Net Assets ($mm)                     $31.8                       $34.5
Dividend Yield                              3.02%                       3.47%
Number of Securities                          53                          55
Stocks                                      94.2%                       72.5%
Bonds                                        5.4%                        8.8%
Cash & Cash Equivalents                      0.4%                       18.7%
--------------------------------------------------------------------------------

      Unlike gas utilities, which are federally regulated, electric utilities are regulated on a state-by-state basis. Deregulation thus has proceeded according to each state's perceived best interests, with the most populous states deregulating quickly and the least populous states moving slowly. The significance of this for investors is that, in states that have deregulated, the benefits of deregulation are already priced into the stocks when issued; in states that have not deregulated, the potential benefits of deregulation are highly speculative.

      The utility sector is evolving, and the definition of a utility company is changing. Traditional definitions such as water, electric and gas companies are expanding to include important new areas of growth such as telecommunications, cable and independent power producers. We are taking a flexible approach to the sector, and expect the Fund's composition to evolve as the utility sector expands to encompass more diverse businesses.

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

================================================================================

      Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on PaineWebber Financial Services Growth Fund Inc., PaineWebber Utility Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

      Sincerely,


/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ Mark A. Tincher                      /s/ Andrew B. Dinnhaupt

MARK A. TINCHER                          ANDREW B. DINNHAUPT
Managing Director and Chief Investment   Vice President
Officer--Equities Portfolio Manager,     Mitchell Hutchins Asset Management Inc.
PaineWebber Financial Services           Lead Portfolio Manager, PaineWebber
Growth Fund Inc. and                     Financial Services Growth Fund Inc.
PaineWebber Utility Income Fund


/s/ Christopher T. Solmssen              /s/ Julieanna M. Berry

CHRISTOPHER T. SOLMSSEN                  JULIEANNA M. BERRY
Vice President                           First Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber           Portfolio Manager, PaineWebber
Utility Income Fund                      Utility Income Fund


/s/ James F. Keegan

JAMES F. KEEGAN
Senior Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber
Utility Income Fund

This letter is intended to assist shareholders in understanding how the Funds performed during the six-month period ended September 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the Funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PERFORMANCE RESULTS (unaudited)

                                                                                     Total Return(1)
                                      Net Asset Value                       ---------------------------------
                         -----------------------------------------            12 Months           6 Months
                         09/30/99      03/31/99           09/30/98          Ended 09/30/99     Ended 09/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares            $26.01        $30.24             $28.32                (6.03)%           (13.99)%
-------------------------------------------------------------------------------------------------------------
Class B Shares             25.15         29.35              27.42                (6.74)            (14.31)
-------------------------------------------------------------------------------------------------------------
Class C Shares             25.09         29.28              27.37                (6.73)            (14.31)
-------------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                            Net Asset Value
                        ----------------------         Capital Gains                                Total
Period Covered          Beginning       Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
05/22/86-12/31/86         $ 9.25        $ 8.31                 --                   --             (10.16)%
-------------------------------------------------------------------------------------------------------------
1987                        8.31          6.88            $0.2265              $0.3703             (11.05)
-------------------------------------------------------------------------------------------------------------
1988                        6.88          7.70                 --               0.2375              15.38
-------------------------------------------------------------------------------------------------------------
1989                        7.70          9.08                 --               0.2900              21.71
-------------------------------------------------------------------------------------------------------------
1990                        9.08          7.73                 --               0.2410             (12.33)
-------------------------------------------------------------------------------------------------------------
1991                        7.73         12.55                 --               0.2070              65.37
-------------------------------------------------------------------------------------------------------------
1992                       12.55         17.38                 --               0.0237              38.68
-------------------------------------------------------------------------------------------------------------
1993                       17.38         17.22             1.8425               0.0820              10.32
-------------------------------------------------------------------------------------------------------------
1994                       17.22         15.68             1.2660               0.1345              (0.75)
-------------------------------------------------------------------------------------------------------------
1995                       15.68         20.57             2.2099               0.2942              47.46
-------------------------------------------------------------------------------------------------------------
1996                       20.57         22.80             3.3870               0.2300              28.96
-------------------------------------------------------------------------------------------------------------
1997                       22.80         31.24             1.5895               0.2068              45.20
-------------------------------------------------------------------------------------------------------------
1998                       31.24         31.24             0.4139               0.2780               2.31
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          31.24         26.01                 --                   --             (16.74)
-------------------------------------------------------------------------------------------------------------
                                                 Totals: $10.9353              $2.5950
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:      481.05%
-------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                            Net Asset Value
                         ---------------------         Capital Gains                                Total
Period Covered           Beginning      Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91         $10.24        $12.56                 --              $0.0640              23.30%
-------------------------------------------------------------------------------------------------------------
1992                       12.56         17.31                 --                   --              37.82
-------------------------------------------------------------------------------------------------------------
1993                       17.31         17.04            $1.8425               0.0571               9.57
-------------------------------------------------------------------------------------------------------------
1994                       17.04         15.47             1.2660               0.0344              (1.53)
-------------------------------------------------------------------------------------------------------------
1995                       15.47         20.21             2.2099               0.1766              46.36
-------------------------------------------------------------------------------------------------------------
1996                       20.21         22.32             3.3870               0.0592              28.00
-------------------------------------------------------------------------------------------------------------
1997                       22.32         30.42             1.5895               0.0884              44.10
-------------------------------------------------------------------------------------------------------------
1998                       30.42         30.38             0.4139               0.0755               1.55
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          30.38         25.15                 --                   --             (17.22)
-------------------------------------------------------------------------------------------------------------
                                                 Totals: $10.7088              $0.5552
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:      323.08%
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PERFORMANCE RESULTS (unaudited) (concluded)

Performance Summary Class C Shares

                            Net Asset Value
                         ---------------------         Capital Gains                                Total
Period Covered           Beginning      Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/01/92-12/31/92         $14.61        $17.32                 --              $0.0359              18.80%
-------------------------------------------------------------------------------------------------------------
1993                       17.32         17.03            $1.8425               0.0691               9.52
-------------------------------------------------------------------------------------------------------------
1994                       17.03         15.48             1.2660               0.0209              (1.50)
-------------------------------------------------------------------------------------------------------------
1995                       15.48         20.21             2.2099               0.1819              46.30
-------------------------------------------------------------------------------------------------------------
1996                       20.21         22.29             3.3870               0.0861              27.99
-------------------------------------------------------------------------------------------------------------
1997                       22.29         30.37             1.5895               0.0938              44.09
-------------------------------------------------------------------------------------------------------------
1998                       30.37         30.31             0.4139               0.0944               1.55
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          30.31         25.09                 --                   --             (17.22)
-------------------------------------------------------------------------------------------------------------
                                                 Totals: $10.7088              $0.5821
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:      190.69%
-------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                   % Return Without Deducting                  % Return After Deducting
                                       Maximum Sales Charge                        Maximum Sales Charge
                               --------------------------------------        --------------------------------
Class                            A*            B**             C***             A*         B**       C***
-------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/99   (6.03)%        (6.74)%         (6.73)%        (10.25)%   (11.32)%    (7.64)%
-------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/99      17.25          16.37           16.36           16.18      16.16      16.36
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/99       16.73            N/A             N/A           16.20        N/A        N/A
-------------------------------------------------------------------------------------------------------------
Commencement of Operations
   Through 09/30/99+           14.07          19.09           15.85           13.67      19.09      15.85
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are May 22, 1986, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

      Note: The fund offers Class Y shares to a limited group of elegible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the six months ended September 30, 1999 and since inception, March 30, 1998 through September 30,1999, Class Y shares have a total return of (13.86)% and (19.56)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

      The data above represent past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER UTILITY INCOME FUND

PERFORMANCE RESULTS (unaudited)

                                                                                       Total Return(1)
                                   Net Asset Value                           --------------------------------
                         ------------------------------------                  12 Months          6 Months
                         09/30/99      03/31/99      09/30/98                Ended 09/30/99    Ended 09/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares            $13.58        $13.60        $13.43                      3.26%              0.97%
-------------------------------------------------------------------------------------------------------------
Class B Shares             13.60         13.60         13.43                      2.41               0.51
-------------------------------------------------------------------------------------------------------------
Class C Shares             13.56         13.58         13.41                      2.46               0.56
-------------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                            Net Asset Value
                         ---------------------           Capital Gains                              Total
Period Covered           Beginning      Ending            Distributed       Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/02/93-12/31/93         $10.00        $ 9.70                 --              $0.2340              (0.70)%
-------------------------------------------------------------------------------------------------------------
1994                        9.70          8.28                 --               0.4829              (9.71)
-------------------------------------------------------------------------------------------------------------
1995                        8.28         10.14                 --               0.4662              28.82
-------------------------------------------------------------------------------------------------------------
1996                       10.14         10.56                 --               0.3530               7.90
-------------------------------------------------------------------------------------------------------------
1997                       10.56         12.90                 --               0.3299              25.75
-------------------------------------------------------------------------------------------------------------
1998                       12.90         14.17                 --               0.3709              12.87
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          14.17         13.58                 --               0.2144              (2.67)
-------------------------------------------------------------------------------------------------------------
                                                 Totals:  $0.0000              $2.4513
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:       72.13%
-------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                            Net Asset Value
                         ---------------------           Capital Gains                              Total
Period Covered           Beginning      Ending            Distributed       Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/02/93-12/31/93         $10.00        $ 9.70                 --              $0.2010              (1.02)%
-------------------------------------------------------------------------------------------------------------
1994                        9.70          8.28                 --               0.4169             (10.40)
-------------------------------------------------------------------------------------------------------------
1995                        8.28         10.14                 --               0.3980              27.87
-------------------------------------------------------------------------------------------------------------
1996                       10.14         10.56                 --               0.2756               7.06
-------------------------------------------------------------------------------------------------------------
1997                       10.56         12.90                 --               0.2427              24.78
-------------------------------------------------------------------------------------------------------------
1998                       12.90         14.17                 --               0.2689              12.03
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          14.17         13.60                 --               0.1039              (3.30)
-------------------------------------------------------------------------------------------------------------
                                                 Totals:  $0.0000              $1.9070
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:       64.35%
-------------------------------------------------------------------------------------------------------------

Performance Summary Class C Shares

                             Net Asset Value
                        ----------------------         Capital Gains                                Total
Period Covered          Beginning       Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/02/93-09/30/99         $10.00        $ 9.70                 --              $0.2020              (1.01)%
-------------------------------------------------------------------------------------------------------------
1994                        9.70          8.28                 --               0.4158             (10.41)
-------------------------------------------------------------------------------------------------------------
1995                        8.28         10.14                 --               0.3970              27.86
-------------------------------------------------------------------------------------------------------------
1996                       10.14         10.56                 --               0.2766               7.07
-------------------------------------------------------------------------------------------------------------
1997                       10.56         12.89                 --               0.2459              24.72
-------------------------------------------------------------------------------------------------------------
1998                       12.89         14.15                 --               0.2728              12.00
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          14.15         13.56                 --               0.1325              (3.25)
-------------------------------------------------------------------------------------------------------------
                                                 Totals:  $0.0000              $1.9426
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:       64.08%
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the six months ended September 30, 1999 and since inception, September 10, 1998 through September 30, 1999, Class Y shares have a total return of 1.04%, and 11.28%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER UTILITY INCOME FUND

PERFORMANCE RESULTS (unaudited) (concluded)

AVERAGE ANNUAL TOTAL RETURN(1)

                                   % Return Without Deducting                    % Return After Deducting
                                       Maximum Sales Charge                          Maximum Sales Charge
                               --------------------------------------           -----------------------------
Class                            A*            B**             C***               A*         B**       C***
-------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/99    3.26%          2.41%           2.46%            (1.37)%    (2.59)%     1.46%
-------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/99      13.99          13.14           13.13             12.94      12.98      13.13
-------------------------------------------------------------------------------------------------------------
Commencement of Operations
   Through 09/30/99+            9.08           8.27            8.24              8.28       8.27       8.24
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance date is July 2, 1993 for Class A, Class B and Class C shares.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PORTFOLIO OF INVESTMENTS                          SEPTEMBER 30, 1999 (unaudited)

  Number of
    Shares                                                      Value
----------------                                            ------------

COMMON STOCKS--90.36%

Banks--34.40%
    300,000      Bank of New York Co. Inc. ...............  $ 10,031,250
     60,000      CCB Financial Corp. .....................     2,497,500
     82,500      Comerica, Inc.(1) .......................     4,176,562
     84,000      Commerce Bancorp, Inc. ..................     3,486,000
    250,000      Cullen Frost Bankers Inc. ...............     6,250,000
    146,500      Financial Institutions Incorporated .....     1,895,343
    105,000      First Security Corp. ....................     2,497,031
    355,470      Firstar Corp. ...........................     9,108,919
     17,000      M&T Bank Corp.* .........................     7,803,000
     82,500      Marshall and Ilsley Corp.(1) ............     4,707,656
    200,000      Mellon Bank Corp. .......................     6,750,000
     60,000      Northern Trust Corp.(1) .................     5,010,000
    125,000      Prosperity Bancshares Incorporated ......     1,882,813
    180,000      Sterling Bancshares Incorporated ........     2,058,750
     95,000      Summit Bancorp, Inc. ....................     3,081,563
    140,000      Texas Regional Bankshares Inc. ..........     3,465,000
    110,000      The Chase Manhattan Corp. ...............     8,291,250
    230,000      UnionBanCal Corp. .......................     8,337,500
    180,000      Wells Fargo and Co. .....................     7,132,500
    125,000      Westamerica BanCorp. ....................     3,781,250
    150,000      Zions BanCorp. ..........................     8,268,750
                                                            ------------
                                                             110,512,637
                                                            ------------
Business Services--3.42%
    155,000      Deluxe Corp. ............................     5,270,000
    130,000      First Data Corp.(1) .....................     5,703,750
                                                            ------------
                                                              10,973,750
                                                            ------------
Financial Services--20.67%
     50,000      American Express Co. ....................     6,731,250
    250,000      Associates First Capital Corp. ..........     9,000,000
    200,000      Axa Financial Inc. ......................    11,162,500
    210,000      Capital One Financial Corp. .............     8,190,000
     50,000      Citigroup, Inc. .........................     2,200,000
     40,000      Compucredit Corporation .................       742,500
    180,000      Conning Corp. ...........................     2,070,000
      2,100      Digital Insight Corporation .............        31,500
    160,000      Federal Home Loan Mortgage Corp. ........     8,320,000
    100,000      Lehman Brothers Holdings, Inc. ..........     5,831,250
     80,000      Merrill Lynch & Co., Inc. ...............     5,375,000
     40,000      Morgan Stanley, Dean Witter & Co. .......     3,567,500
     40,000      Providian Corp. .........................     3,167,500
                                                            ------------
                                                              66,389,000
                                                            ------------
Insurance--25.47%
    200,000      Ambac Financial Group Inc. ..............     9,475,000
     62,500      American General Corp. ..................     3,949,219
    130,156      American International Group, Inc. ......    11,315,437
    215,000      Enhance Financial Services Group Inc. ...     3,802,813
    100,000      Hartford Financial Services Group, Inc. .     4,087,500
    160,000      Hartford Life Inc. ......................     7,880,000
     70,000      Marsh & McLennan Cos., Inc. .............     4,795,000
    200,000      Mutual Risk Management Ltd.(1) ..........     2,450,000
    260,000      Nationwide Financial Services Inc. ......     9,197,500
    250,000      Protective Life Corp. ...................     7,250,000
    190,277      Reinsurance Group of America, Inc. ......     4,887,740
    130,000      Reliastar Financial Corp.(1) ............     4,322,500
    285,000      Travelers Property Casualty Corp. .......     8,407,500
                                                            ------------
                                                              81,820,209
                                                            ------------
Thrift Institutions--6.41%
    214,725      Charter One Financial Inc.(1) ...........     4,965,516
    300,000      Dime Bancorp Inc. .......................     5,250,000
     94,300      Golden State Bancorp Inc.* ..............     1,691,506
    250,000      Greenpoint Financial Corp.(1) ...........     6,640,625
     70,000      Washington Mutual, Inc. .................     2,047,500
                                                            ------------
                                                              20,595,147
                                                            ------------
Total Common Stocks (cost--$274,480,814)..................   290,290,743
                                                            ------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

   Principal
    Amount                                                                               Maturity       Interest
     (000)                                                                                 Dates          Rates          Value
----------------                                                                       ------------   ------------   ------------
SHORT TERM U.S. GOVERNMENT AGENCY OBLIGATIONS--1.56%
   $  5,000      Federal Home Loan Mortgage Corp. Discount Notes (cost--$4,995,692) ..   10/07/99         5.17%@     $  4,995,692
                                                                                                                     ------------
REPURCHASE AGREEMENTS--6.31%
     10,285      Repurchase Agreement dated 09/30/99 with SG Cowen Corp.,
                 collateralized by $9,015,000 U.S. Treasury Notes, 13.125%
                 due 05/15/01 (value--$10,486,699); proceeds; $10,286,514 ............   10/01/99         5.300        10,285,000
     10,000      Repurchase Agreement dated 09/30/99 with SG Warburg,
                 collateralized by $7,432,000 U.S. Treasury Notes, 12.750%
                 due 11/15/10 (value--$10,200,420); proceeds; $10,001,472 ............   10/01/99         5.300        10,000,000
                                                                                                                     ------------
Total Repurchase Agreements (cost--$20,285,000) ......................................                                 20,285,000
                                                                                                                     ------------

Total Investments (cost--$299,761,506)--98.23% .......................................                                315,571,435
Other assets in excess of liabilities--1.77% .........................................                                  5,685,164
                                                                                                                     ------------
Net Assets--100.00% ..................................................................                               $321,256,599
                                                                                                                     ============

----------

*     Non-income producing security.

(1)   Security, or portion thereof, was on loan at September 30, 1999.

@     Interest rate reflects yield to maturity at date of purchase.

                 See accompanying notes to financial statements

PAINEWEBBER UTILITY INCOME FUND

PORTFOLIO OF INVESTMENTS                          SEPTEMBER 30, 1999 (unaudited)

   Number of
     Shares                                                     Value
----------------                                             -----------

COMMON STOCKS--94.44%

Construction--0.63%
      5,000      Martin Marietta Materials, Inc. ........... $   199,687
                                                             -----------
Electric Utilities--40.66%
     20,000      Allegheny Energy Inc. .....................     636,250
     15,000      Alliant Corp. .............................     415,313
      5,000      Calpine Corp.* ............................     425,313
     20,000      Central Hudson Gas & Electric Corp. .......     787,500
     28,000      CMS Energy Corp. ..........................     987,000
     20,000      Constellation Energy Group, Inc. ..........     562,500
     37,500      DPL Inc. ..................................     660,937
     20,000      DQE Inc. ..................................     782,500
      5,000      Duke Energy Corp. .........................     275,625
     30,000      Energy East Corp. .........................     712,500
     20,000      Illinova Corp. ............................     561,250
     25,000      New Century Energies Inc. .................     835,937
     24,000      Nisource Inc. .............................     531,000
     17,500      NSTAR .....................................     678,125
     10,000      PECO Energy Co. ...........................     375,000
     20,000      Puget Sound Power & Light Co. .............     448,750
     25,000      RGS Energy Group Inc. .....................     612,500
     25,000      SCANA Corp. ...............................     604,687
     25,200      Sierra Pacific Resources ..................     560,700
     20,000      Texas Utilities Co. .......................     746,250
     20,000      Unicom Corp. ..............................     738,750
                                                             -----------
                                                              12,938,387
                                                             -----------
Gas Utility--6.43%
     17,000      Coastal Corp. .............................     695,937
     10,000      Columbia Energy Group .....................     553,750
     20,000      El Paso Energy Corp. ......................     796,250
                                                             -----------
                                                               2,045,937
                                                             -----------
Long Distance & Phone Companies--38.00%
     10,000      Ameritech Corp. ...........................     671,875
     15,000      AT&T Corp. ................................     652,500
     15,376      Bell Atlantic Corp. .......................   1,034,997
     22,000      BellSouth Corp. ...........................     990,000
     22,500      Century Telephone Enterprises, Inc. .......     914,062
      3,000      Covad Communications Group, Inc.* .........     130,781
      9,825      Global Crossing Ltd.* .....................     260,363
     11,000      Global Telesystems Group Inc. .............     216,906
     10,000      GTE Corp. .................................     768,750
     25,000      ITC Deltacom* .............................     687,500
     10,000      Level 3 Communications Inc.* ..............     522,188
     15,000      MCI WorldCom Inc.* ........................   1,078,125
     10,000      Northpoint Communications Holding* ........     185,000
     13,201      NTL Inc.* .................................   1,268,534
     27,000      Qwest Communications International Inc.* ..     798,188
     10,000      SBC Communications Inc. ...................     510,625
     10,000      Sprint Corp. ..............................     542,500
     15,000      US West, Inc. .............................     855,937
                                                             -----------
                                                              12,088,831
                                                             -----------
Media--3.55%
     15,000      Fox Entertainment Group Inc.* .............     316,875
     10,000      Univision Communications Inc.* ............     813,750
                                                             -----------
                                                               1,130,625
                                                             -----------
Real Property--2.44%
      8,364      Reckson Associates Realty Corp. ...........     182,963
     18,000      Sun Communities ...........................     595,125
                                                             -----------
                                                                 778,088
                                                             -----------
Water--2.73%
     30,000      American Water Works Co. Inc. .............     868,125
                                                             -----------
Total Common Stocks (cost--$21,837,283) ....................  30,049,680
                                                             -----------

PAINEWEBBER UTILITY INCOME FUND

  Principal
   Amount                                                                            Maturity            Interest
    (000)                                                                              Dates               Rates           Value
--------------                                                                     -------------       -------------    -----------
CORPORATE BONDS--5.38%

Beverages & Tobacco--0.57%

$       190      Seagram (Joseph) & Sons, Inc. ...............................        12/15/05             6.625%       $   181,695
                                                                                                                        -----------
Cable--1.97%
        550      TCI Communications, Inc. ....................................        03/31/27             9.650            625,998
                                                                                                                        -----------
Electric Utilities--1.04%
        350      Texas Utilities Electric Capital ............................        01/30/37             8.175            332,192
                                                                                                                        -----------
Publishing--1.80%
        610      News America Holdings Inc. ..................................  12/01/95 to 10/17/96   7.900 to 8.250       571,244
                                                                                                                        -----------
Total Corporate Bonds (cost--$1,700,072) .....................................                                            1,711,129
                                                                                                                        -----------
REPURCHASE AGREEMENT--0.49%

        155      Repurchase Agreement dated 09/30/99 with State Street
                 Bank & Trust Co., collateralized by $154,455 U.S.
                 Treasury Notes, 6.375% due 08/15/02 (value--$158,123);
                 proceeds: $155,018 (cost--$155,000) .........................        10/01/99             4.250            155,000
                                                                                                                        -----------
Total Investments (cost--$23,692,355)--100.31% ...............................                                           31,915,809
Liabilities in excess of other assets--(0.31)% ...............................                                              (98,121)
                                                                                                                        -----------
Net Assets--100.00% ..........................................................                                          $31,817,688
                                                                                                                        ===========

----------

*     Non-Income producing security.

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF ASSETS AND LIABILITIES               SEPTEMBER 30, 1999 (unaudited)

                                                                               Financial       Utility
                                                                                Services        Income
                                                                              Growth Fund        Fund
                                                                              ------------   ------------
Assets
Investments in securities, at value (cost--$299,761,506
  and $23,692,355, respectively) ..........................................   $315,571,435   $ 31,915,809
Investments of cash collateral received for securities loaned
  at value (cost--$17,652,700 and $0, respectively) .......................     17,652,700             --
Cash ......................................................................            643          4,022
Receivable for investments sold ...........................................      8,197,003             --
Dividends and interest receivable .........................................        436,732        112,641
Receivable for fund shares sold ...........................................         72,507          1,505
Other assets ..............................................................         34,497         33,209
                                                                              ------------   ------------
Total assets ..............................................................    341,965,517     32,067,186
                                                                              ------------   ------------

Liabilities
Collateral for securities loaned ..........................................     17,652,700             --
Payable for investments purchased .........................................      1,133,325             --
Payable for fund shares repurchased .......................................      1,428,214        113,352
Payable to affiliates .....................................................        383,627         35,161
Accrued expenses and other liabilities ....................................        111,052        100,985
                                                                              ------------   ------------
Total liabilities .........................................................     20,708,918        249,498
                                                                              ------------   ------------

Net Assets
Capital Stock/Beneficial Interest shares of $0.001 par value outstanding ..    292,933,092     24,795,413
Accumulated net investment income .........................................      1,045,438         29,128
Accumulated net realized gains (losses) from investment transactions ......     11,468,140     (1,230,307)
Net unrealized apppreciation of investments ...............................     15,809,929      8,223,454
                                                                              ------------   ------------
Net assets ................................................................   $321,256,599   $ 31,817,688
                                                                              ============   ============

Class A:
Net assets ................................................................   $145,932,020   $ 16,915,955
                                                                              ------------   ------------
Shares outstanding ........................................................      5,609,909      1,245,704
                                                                              ------------   ------------
Net asset value and redemption value per share ............................   $      26.01   $      13.58
                                                                              ============   ============
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price) .............................................   $      27.24   $      14.22
                                                                              ============   ============

Class B:
Net assets ................................................................   $123,321,954   $  7,511,083
                                                                              ------------   ------------
Shares outstanding ........................................................      4,903,436        552,126
                                                                              ------------   ------------
Net asset value and offering price per share ..............................   $      25.15   $      13.60
                                                                              ============   ============

Class C:
Net assets ................................................................   $ 48,874,893   $  7,303,333
                                                                              ------------   ------------
Shares outstanding ........................................................      1,947,659        538,397
                                                                              ------------   ------------
Net asset value and offering price per share ..............................   $      25.09   $      13.56
                                                                              ============   ============

Class Y:
Net assets ................................................................   $  3,127,732   $     87,317
                                                                              ------------   ------------
Shares outstanding ........................................................        120,104          6,454
                                                                              ------------   ------------
Net asset value, offering price and redemption value per share ............   $      26.04   $      13.53
                                                                              ============   ============

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF OPERATIONS  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (unaudited)

                                                                             Financial       Utility
                                                                              Services        Income
                                                                            Growth Fund        Fund
                                                                           ------------    ------------
Investment income:
Dividends ..............................................................   $  2,874,586    $    498,547
Interest ...............................................................        539,016         133,742
                                                                           ------------    ------------
                                                                              3,413,602         632,289
                                                                           ------------    ------------

Expenses:
Investment advisory and administration .................................      1,506,849         122,922
Service fees--Class A ..................................................        234,044          16,651
Service and distribution fees--Class B .................................        853,525          68,209
Service and distribution fees--Class C .................................        338,230          40,484
Transfer agency and service ............................................        175,500          16,889
Custody and accounting .................................................        154,159          11,787
Federal and state registration fees ....................................         80,863          23,558
Reports and notices to shareholders ....................................         37,868          12,472
Legal and audit ........................................................         31,830          37,841
Directors/Trustees' fees ...............................................          5,250           5,250
Other expenses .........................................................         53,069           4,758
                                                                           ------------    ------------
                                                                              3,471,187         360,821
Less: Fee waiver from adviser ..........................................         (2,664)             --
                                                                           ------------    ------------
Net expenses ...........................................................      3,468,523         360,821
                                                                           ------------    ------------
Net investment income (loss) ...........................................        (54,921)        271,468
                                                                           ------------    ------------
Realized and unrealized gains (losses) from investment transactions:
Net realized gains from investment transactions ........................      2,670,956         968,763
Net change in unrealized appreciation/depreciation of investments ......    (57,430,041)       (861,660)
                                                                           ------------    ------------
Net realized and unrealized gains (losses) from investments ............    (54,759,085)        107,103
                                                                           ------------    ------------

Net increase (decrease) in net assets resulting from operations ........   $(54,814,006)   $    378,571
                                                                           ============    ============

                 See accompanying notes to financial statements

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                               For the Six
                                                                               Months Ended      For the Year
                                                                           September 30, 1999        Ended
                                                                               (unaudited)       March 31,1999
                                                                              -------------      -------------
From operations:
Net investment income (loss) ............................................     $     (54,921)     $   3,152,890
Net realized gains from investment transactions .........................         2,670,956         10,373,374
Net change in unrealized appreciation/depreciation of investments .......       (57,430,041)       (60,166,139)
                                                                              -------------      -------------
Net decrease in net assets resulting from operations ....................       (54,814,006)       (46,639,875)
                                                                              -------------      -------------
Dividends and distributions to shareholders from:
Net investment income--Class A ..........................................                --         (1,912,147)
Net investment income--Class B ..........................................                --           (548,684)
Net investment income--Class C ..........................................                --           (265,951)
Net investment income--Class Y ..........................................                --            (48,437)
Net realized gains from investment transactions--Class A ................                --         (2,846,899)
Net realized gains from investment transactions--Class B ................                --         (3,007,950)
Net realized gains from investment transactions--Class C ................                --         (1,166,071)
Net realized gains from investment transactions--Class Y ................                --            (54,597)
                                                                              -------------      -------------
Total dividends and distributions to shareholders .......................                --         (9,850,736)
                                                                              -------------      -------------
From capital stock transactions:
Net proceeds from the sale of shares ....................................       115,924,514        424,377,598
Cost of shares repurchased ..............................................      (223,640,873)      (365,190,187)
Proceeds from dividends reinvested ......................................                --          8,988,686
                                                                              -------------      -------------
Net increase (decrease) in net assets from capital stock transactions ...      (107,716,359)        68,176,097
                                                                              -------------      -------------
Net increase (decrease) in net assets ...................................      (162,530,365)        11,685,486

Net assets:
Beginning of period .....................................................       483,786,964        472,101,478
                                                                              -------------      -------------
End of period (including undistributed net investment income
  of $1,045,438 and $1,100,359, respectively) ...........................     $ 321,256,599      $ 483,786,964
                                                                              =============      =============

                 See accompanying notes to financial statements

PAINEWEBBER UTILITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                           For the Six
                                                                          Months Ended      For the Year
                                                                       September 30, 1999      Ended
                                                                           (unaudited)     March 31, 1999
                                                                          ------------     --------------
From operations:
Net investment income ...............................................     $    271,468      $    812,045
Net realized gains from investment transactions .....................          968,763         1,659,180
Net change in unrealized appreciation/depreciation of investments ...         (861,660)       (2,311,090)
                                                                          ------------      ------------
Net increase in net assets resulting from operations ................          378,571           160,135
                                                                          ------------      ------------
Dividends to shareholders from:
Net investment income--Class A ......................................         (172,168)         (201,569)
Net investment income--Class B ......................................          (49,476)         (375,035)
Net investment income--Class C ......................................          (55,985)         (148,781)
Net investment income--Class Y ......................................             (843)             (492)
                                                                          ------------      ------------
Total dividends to shareholders .....................................         (278,472)         (725,877)
                                                                          ------------      ------------
From beneficial interest transactions:
Net proceeds from the sale of shares ................................        5,456,999         5,043,771
Cost of shares repurchased ..........................................       (8,476,913)       (7,642,154)
Proceeds from dividends reinvested ..................................          205,452           541,936
                                                                          ------------      ------------
Net decrease in net assets from beneficial interest transactions ....       (2,814,462)       (2,056,447)
                                                                          ------------      ------------
Net decrease in net assets ..........................................       (2,714,363)       (2,622,189)

Net assets:
Beginning of period .................................................       34,532,051        37,154,240
                                                                          ------------      ------------
End of period (including undistributed net investment income of
  $29,128 and $36,132, respectively) ................................     $ 31,817,688      $ 34,532,051
                                                                          ============      ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      PaineWebber Financial Services Growth Fund Inc. ("Financial Services Growth Fund") and PaineWebber Utility Income Fund ("Utility Income Fund") (collectively, the "Funds") are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. Financial Services Growth Fund was incorporated in the state of Maryland on February 13, 1986 and Utility Income Fund is a series of PaineWebber Managed Investment Trust (collectively, the "Trusts") which was organized under Massachusetts law by a Declaration of Trust dated August 9, 1991 and November 21, 1986, respectively.

      Each Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--The Funds calculate net asset values based on the current market value for its portfolio's securities. The Funds normally obtain market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Funds. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's/Trusts' Board of Directors/Trustees. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless each Fund's/Trust's board determines that this does not represent fair value.

      Repurchase Agreements--Each Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded

NOTES TO FINANCIAL STATEMENTS (unaudited)

on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investment.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Financial Services Growth Fund invests primarily in equity securities of financial services companies and Utility Income Fund invests primarily in securities of utility companies. Economic, legislative and regulatory developments impacting those industries may affect the market value of each Fund's investments. In addition, each Fund's ability to invest in U.S. dollar-denominated foreign equity securities and ability to use options and futures contracts also entail special risks.

INVESTMENT ADVISER AND ADMINISTRATOR

      Each Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchel Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contracts, Financial Services Growth Fund and Utility Income Fund pay Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.70% of each Fund's average daily net assets. At September 30, 1999, Financial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $198,147 and $18,750, respectively, in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Financial Services Growth Fund's and Utility Income Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended September 30, 1999, Mitchell Hutchins waived $2,664 and $0, respectively.

      For the six months ended September 30, 1999, Financial Services Growth Fund and the Utility Income Fund paid $18,690 and $0, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of the Funds.

DISTRIBUTION PLANS

      Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Funds pay Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At September 30, 1999, Financial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $184,803 and $16,099, respectively, in service and distribution fees.

NOTES TO FINANCIAL STATEMENTS (unaudited)

      Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that for the six months ended September 30, 1999, it earned $973,256 and $13,250, in sales charges for the Financial Services Growth Fund and Utility Income Fund, respectively.

SECURITY LENDING

      Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended September 30, 1999, Financial Services Growth Fund and Utility Income Fund earned $24,993 and $9,475, respectively, for lending securities. Financial Services Growth and the Utility Income Fund lending agent is PaineWebber, which received compensation from the Funds for the six months ended September 30, 1999 of $8,481 and $3,158, respectively.

      At September 30, 1999, Financial Services Growth Fund and the Utility Income Fund owed Painewebber $677 and $312, respectively, in compensation as security lending agent.

      As of September 30, 1999, the Financial Services Growth Fund's custodian held cash and/or cash equivalents having an aggregate value of $17,652,700 as collateral for portfolio securities loaned having a market value of $16,917,206. The cash collateral was invested in the following time deposit and money market funds:

  Number
of Shares/
 Principal                                                                                     Market
   Amount                                                                                       Value
-----------                                                                                 ------------
$ 5,000,000    Gillette Company, Commercial Paper, 5.550%, due 10/01/99 ..................  $  5,000,000
  7,327,166    Liquid Assets Money Market Portfolio ......................................     7,327,166
  4,883,294    Mitchell Hutchins Private Money Market Fund LLC ...........................     4,883,294
    442,240    Prime Portfolio Money Market ..............................................       442,240
                                                                                            ------------
Total investments of cash collateral received for securities loaned (cost--$17,652,700) ..  $ 17,652,700
                                                                                            ============

BANK LINE OF CREDIT

      Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of each Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended September 30, 1999, the Funds did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS (unaudited)

TRANSFER AGENCY SERVICE FEES

      PaineWebber provides certain transfer agency related services to each Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Funds. For the six months ended September 30, 1999, PaineWebber received from PFPC, Inc., not the Funds, approximately 52% and 48% of the total transfer agency services fees collected by PFPC, Inc. from Financial Services Growth Fund and Utility Income Fund, respectively.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at September 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

      At September 30, 1999, the components of net unrealized appreciation of investments were as follows:

                                                                                Financial
                                                                                 Services          Utility
                                                                                  Growth            Income
                                                                                   Fund              Fund
                                                                               ------------       -----------
Gross appreciation (investment having an excess of value over cost) .........  $ 34,348,864       $ 9,100,605
Gross depreciation (investment having an excess of cost over value) .........   (18,538,935)         (877,151)
                                                                               ------------       -----------
Net unrealized appreciation of investments ..................................  $ 15,809,929       $ 8,223,454
                                                                               ============       ===========

      For the six months ended September 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                                Financial
                                                                                 Services          Utility
                                                                                  Growth            Income
                                                                                   Fund              Fund
                                                                               ------------       -----------
Purchases ...................................................................  $174,307,198        $9,243,928
Sales .......................................................................  $284,585,238        $8,464,134

FEDERAL TAX STATUS

      Each Fund intends to distribute substantially all of their taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

      At March 31, 1999, Utility Income Fund had a net capital loss carryforward of $2,185,162 which will expire by March 31, 2004. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

NOTES TO FINANCIAL STATEMENTS (unaudited)

CAPITAL STOCK/BENEFICIAL INTEREST

      There are 300 million shares of $0.001 par value common stock authorized for the Financial Services Growth Fund. Transactions in common stock were as follows:

                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Financial Services Growth Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................       3,004,719    $  91,389,517          242,394    $   7,109,682
Shares repurchased ...............................      (4,386,224)    (132,640,629)      (1,758,918)     (50,492,394)
Shares converted from Class B to Class A .........         230,434        6,981,892         (237,761)      (6,981,892)
Dividends reinvest ...............................              --               --               --               --
                                                     -------------    -------------    -------------    -------------
Net decrease .....................................      (1,151,071)   $ (34,269,220)      (1,754,285)   $ (50,364,604)
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Financial Services Growth Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................         560,565    $  16,427,541           33,050    $     997,774
Shares repurchased ...............................      (1,299,501)     (37,896,076)         (88,031)      (2,611,774)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvest ...............................              --               --               --               --
                                                     -------------    -------------    -------------    -------------
Net decrease .....................................        (738,936)   $ (21,468,535)         (54,981)   $  (1,614,000)
                                                     =============    =============    =============    =============

                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................       7,542,064    $ 234,602,858        3,209,931    $  99,463,482
Shares repurchased ...............................      (7,526,690)    (231,874,337)      (2,387,230)     (70,678,092)
Shares converted from Class B to Class A .........         351,974       11,009,415         (362,660)     (11,009,415)
Dividends reinvested .............................         141,796        4,241,108          112,654        3,277,100
                                                     -------------    -------------    -------------    -------------
Net increase .....................................         509,144    $  17,979,044          572,695    $  21,053,075
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................       2,728,837    $  83,914,734          202,297    $   6,396,524
Shares repurchased ...............................      (2,048,835)     (61,701,102)         (30,708)        (936,656)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvested .............................          47,112        1,367,649            3,508          102,829
                                                     -------------    -------------    -------------    -------------
Net increase .....................................         727,114    $  23,581,281          175,031    $   5,562,697
                                                     =============    =============    =============    =============

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Utility Income Fund. Transactions in shares of beneficial interest were as follows:


                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Utility Income Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................          10,490    $     152,907           36,953    $     536,532
Shares repurchased ...............................        (111,262)      (1,603,701)        (119,650)      (1,713,527)
Shares converted from Class B to Class A .........         799,885       11,607,486         (800,106)     (11,607,486)
Dividends reinvest ...............................           9,187          127,266            2,508           35,059
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................         708,300    $  10,283,958         (880,295)   $ (12,749,422)
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Utility Income Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................         324,570    $   4,711,733            3,921    $      55,827
Shares repurchased ...............................        (356,118)      (5,152,969)            (474)          (6,716)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvest ...............................           3,045           42,284               61              843
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................         (28,503)   $    (398,952)           3,508    $      49,954
                                                     =============    =============    =============    =============

                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................          18,839    $     254,264          153,918    $   2,071,525
Shares repurchased ...............................        (112,877)      (1,521,717)        (254,192)      (3,414,583)
Shares converted from Class B to Class A .........          50,414          680,729          (50,459)        (680,729)
Dividends reinvested .............................          11,343          154,177           20,004          271,487
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................         (32,281)   $    (432,547)        (130,729)   $  (1,752,300)
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................         198,842    $   2,678,220            2,964    $      39,762
Shares repurchased ...............................        (201,958)      (2,705,118)             (53)            (736)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvested .............................           8,546          115,780               35              492
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................           5,430    $      88,882            2,946    $      39,518
                                                     =============    =============    =============    =============

                     [This page intentionally left blank.]

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                     Class A
                                                   --------------------------------------------------------------------------
                                                    For the Six
                                                   Months Ended
                                                   September 30,                  For the Years Ended March 31,
                                                        1999         --------------------------------------------------------
                                                    (unaudited)        1999        1998        1997        1996        1995
                                                   ------------      --------    --------    --------    --------    --------
Net asset value, beginning of period ...........     $  30.24        $  33.56    $  23.41    $  21.16    $  17.11    $  16.92
                                                     --------        --------    --------    --------    --------    --------
Net investment income (loss) ...................         0.11            0.33@       0.20        0.18        0.30        0.25
Net realized and unrealized gains (losses)
     from investments ..........................        (4.34)          (2.96)@     11.75        5.69        6.25        1.34
                                                     --------        --------    --------    --------    --------    --------
Net increase (decrease) from
     investment operations .....................        (4.23)          (2.63)      11.95        5.87        6.55        1.59
                                                     --------        --------    --------    --------    --------    --------
Dividends from net investment income ...........           --           (0.28)      (0.21)      (0.23)      (0.29)      (0.13)
Distributions from net realized gains
     from investment transactions ..............           --           (0.41)      (1.59)      (3.39)      (2.21)      (1.27)
                                                     --------        --------    --------    --------    --------    --------
Total dividends and distributions ..............         0.00           (0.69)      (1.80)      (3.62)      (2.50)      (1.40)
                                                     --------        --------    --------    --------    --------    --------
Net asset value, end of period .................     $  26.01        $  30.24    $  33.56    $  23.41    $  21.16    $  17.11
                                                     ========        ========    ========    ========    ========    ========
Total investment return (1) ....................       (13.99)%         (7.81)%     51.92%      28.72%      39.02%      10.22%
                                                     ========        ========    ========    ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $145,932        $204,433    $209,818    $ 85,661    $ 64,003    $ 49,295
Expenses to average net assets,
net of waivers from adviser (2) ................         1.18%*          1.17%       1.17%       1.52%       1.37%       1.45%
Net investment income to average net assets,
net of waivers from adviser (2) ................         0.40%*          1.07%       1.12%       0.90%       1.50%       1.40%
Portfolio turnover rate ........................           44%             59%         23%         40%         53%         14%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

                                                                                     Class B
                                                   --------------------------------------------------------------------------
                                                    For the Six
                                                   Months Ended
                                                   September 30,                  For the Years Ended March 31,
                                                        1999         --------------------------------------------------------
                                                    (unaudited)        1999        1998        1997        1996        1995
                                                   ------------      --------    --------    --------    --------    --------
Net asset value, beginning of period ...........     $  29.35        $  32.62    $  22.87    $  20.75    $  16.85    $  16.71
                                                     --------        --------    --------    --------    --------    --------
Net investment income (loss) ...................        (0.07)           0.09@       0.09        0.04        0.13        0.11
Net realized and unrealized gains (losses)
     from investments ..........................        (4.13)          (2.87)@     11.34        5.53        6.16        1.33
                                                     --------        --------    --------    --------    --------    --------
Net increase (decrease) from
     investment operations .....................        (4.20)          (2.78)      11.43        5.57        6.29        1.44
                                                     --------        --------    --------    --------    --------    --------
Dividends from net investment income ...........           --           (0.08)      (0.09)      (0.06)      (0.18)      (0.03)
Distributions from net realized gains
     from investment transactions ..............           --           (0.41)      (1.59)      (3.39)      (2.21)      (1.27)
                                                     --------        --------    --------    --------    --------    --------
Total dividends and distributions ..............         0.00           (0.49)      (1.68)      (3.45)      (2.39)      (1.30)
                                                     --------        --------    --------    --------    --------    --------
Net asset value, end of period .................     $  25.15        $  29.35    $  32.62    $  22.87    $  20.75    $  16.85
                                                     ========        ========    ========    ========    ========    ========
Total investment return (1) ....................       (14.31)%         (8.51)%     50.80%      27.74%      37.97%       9.37%
                                                     ========        ========    ========    ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $123,322        $195,392    $198,473    $ 41,579    $ 28,147    $ 16,368
Expenses to average net assets,
net of waivers from adviser (2) ................         1.96%*          1.94%       1.92%       2.27%       2.12%       2.22%
Net investment income to average net assets,
net of waivers from adviser (2) ................        (0.38)%*         0.29%       0.37%       0.15%       0.74%       0.67%
Portfolio turnover rate ........................           44%             59%         23%         40%         53%         14%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

FINANCIAL HIGHLIGHTS (concluded)

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                     Class C
                                                   --------------------------------------------------------------------------
                                                    For the Six
                                                   Months Ended
                                                   September 30,                  For the Years Ended March 31,
                                                        1999         --------------------------------------------------------
                                                    (unaudited)        1999        1998        1997        1996        1995
                                                   ------------      --------    --------    --------    --------    --------

Net asset value, beginning of period ...........     $  29.28        $  32.56    $  22.84    $  20.75    $  16.86    $  16.71
                                                     --------        --------    --------    --------    --------    --------
Net investment income (loss) ...................        (0.08)           0.08@       0.12        0.06        0.12        0.11
Net realized and unrealized gains (losses)
     from investments ..........................        (4.11)          (2.86)@     11.28        5.51        6.16        1.33
                                                     --------        --------    --------    --------    --------    --------
Net increase (decrease) from
     investment operations .....................        (4.19)          (2.78)      11.40        5.57        6.28        1.44
                                                     --------        --------    --------    --------    --------    --------
Dividends from net investment income ...........           --           (0.09)      (0.09)      (0.09)      (0.18)      (0.02)
Distributions from net realized gains
     from investment transactions ..............           --           (0.41)      (1.59)      (3.39)      (2.21)      (1.27)
                                                     --------        --------    --------    --------    --------    --------
Total dividends and distributions ..............         0.00           (0.50)      (1.68)      (3.48)      (2.39)      (1.29)
                                                     --------        --------    --------    --------    --------    --------
Net asset value, end of period .................     $  25.09        $  29.28    $  32.56    $  22.84    $  20.75    $  16.86
                                                     ========        ========    ========    ========    ========    ========
Total investment return (1) ....................       (14.31)%         (8.50)%     50.76%      27.74%      37.92%       9.34%
                                                     ========        ========    ========    ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $ 48,875        $ 78,670    $ 63,809    $ 12,357    $  6,989    $  4,160
Expenses to average net assets,
net of waivers from adviser (2) ................         1.95%*          1.94%       1.92%       2.28%       2.14%       2.23%
Net investment income to average net assets,
net of waivers from adviser (2) ................        (0.37)%*         0.27%       0.36%       0.15%       0.72%       0.61%
Portfolio turnover rate ........................           44%             59%         23%         40%         53%         14%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

                                                                        Class Y
                                                   ---------------------------------------------------
                                                   For the Six
                                                   Months Ended         For the           For the
                                                   September 30,       Year Ended       Period Ended
                                                       1999             March 31,     March 30, 1998+
                                                    (unaudited)           1999       to March 31, 1998
                                                   ------------        ----------    -----------------
Net asset value, beginning of period ...........     $  30.23           $  33.56          $  33.22
                                                     --------           --------          --------
Net investment income (loss) ...................         0.10              0.34@              0.00
Net realized and unrealized gains (losses)
     from investments ..........................        (4.29)           (2.89)@              0.34
                                                     --------           --------          --------
Net increase (decrease) from
     investment operations .....................        (4.19)             (2.55)             0.34
                                                     --------           --------          --------
Dividends from net investment income ...........           --              (0.37)               --
Distributions from net realized gains
     from investment transactions ..............           --              (0.41)               --
                                                     --------           --------          --------
Total dividends and distributions ..............         0.00              (0.78)             0.00
                                                     --------           --------          --------
Net asset value, end of period .................     $  26.04           $  30.23          $  33.56
                                                     ========           ========          ========
Total investment return (1) ....................       (13.86)%            (7.57)%            1.02%
                                                     ========           ========          ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $  3,128           $  5,292          $      2
Expenses to average net assets,
net of waivers from adviser (2) ................         0.89%*             0.90%             0.80%*
Net investment income to average net assets,
net of waivers from adviser (2) ................         0.69%*             1.22%             0.00%*
Portfolio turnover rate ........................           44%                59%               23%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

PAINEWEBBER UTILITY INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     Class A
                                              ------------------------------------------------------------------------------------
                                                                                                 For the
                                               For the Six               For the               Four Months           For the
                                              Months Ended             Years Ended                Ended            Years Ended
                                              September 30,              March 31,              March 31,          November 30,
                                                  1999       --------------------------------   ---------     --------------------
                                               (unaudited)     1999        1998        1997        1996         1995         1994
                                              ------------   --------    --------    --------    --------     --------    --------
Net asset value, beginning of period ........   $  13.60     $  13.79    $  10.20    $   9.76    $   9.77     $   8.31    $   9.66
                                                --------     --------    --------    --------    --------     --------    --------
Net investment income .......................       0.16@        0.39        0.33        0.34        0.15         0.47        0.48
Net realized and unrealized gains (losses)
     from investments .......................      (0.02)@      (0.22)       3.61        0.41          --         1.44       (1.31)
                                                --------     --------    --------    --------    --------     --------    --------
Net increase (decrease) from
     investment operations ..................       0.14         0.17        3.94        0.75        0.15         1.91       (0.83)
                                                --------     --------    --------    --------    --------     --------    --------
Dividends from net investment income ........      (0.16)       (0.36)      (0.35)      (0.31)      (0.16)       (0.45)      (0.52)
                                                --------     --------    --------    --------    --------     --------    --------
Net asset value, end of period ..............   $  13.58     $  13.60    $  13.79    $  10.20    $   9.76     $   9.77    $   8.31
                                                ========     ========    ========    ========    ========     ========    ========
Total investment return (1) .................       0.97%        1.24%      39.15%       7.83%       1.46%       23.64%      (8.76)%
                                                ========     ========    ========    ========    ========     ========    ========

Ratios/Supplemental data:
Net assets, end of period (000's) ...........   $ 16,916     $  7,308    $  7,856    $  6,039    $  9,416     $ 10,750    $ 12,532
Expenses to average net assets, net of
     waivers from adviser ...................       1.56%*       1.59%       1.92%       1.93%       1.09%*       1.49%       1.58%
Expenses to average net assets, before
     waivers from adviser ...................       1.56%*       1.59%       1.92%       2.00%       1.44%*       1.49%       1.58%
Net investment income to average net assets,
     net of waivers from adviser ............       2.05%*       2.90%       2.77%       3.27%       4.26%*       5.13%       5.49%
Net investment income to average net assets,
     before waivers from adviser ............       2.05%*       2.90%       2.77%       3.20%       3.91%*       5.13%       5.49%
Portfolio turnover rate .....................         25%          21%         10%         41%         21%          30%         92%

----------
*     Annualized.

+     Commencement of issuance of shares.

@     Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

                                                                                     Class B
                                              ------------------------------------------------------------------------------------
                                                                                                  For the
                                               For the Six                For the               Four Months          For the
                                              Months Ended              Years Ended                Ended           Years Ended
                                              September 30,               March 31,              March 31,         November 30,
                                                  1999       --------------------------------    --------     --------------------
                                               (unaudited)     1999        1998        1997        1996         1995         1994
                                              ------------   --------    --------    --------    --------     --------    --------
Net asset value, beginning of period ........   $  13.60     $  13.79    $  10.20    $   9.75    $   9.77     $   8.31    $   9.65
                                                --------     --------    --------    --------    --------     --------    --------
Net investment income .......................       0.08@        0.29        0.25        0.26        0.12         0.40        0.42
Net realized and unrealized gains (losses)
     from investments .......................      (0.01)@      (0.23)       3.60        0.42       (0.01)        1.45       (1.31)
                                                --------     --------    --------    --------    --------     --------    --------
Net increase (decrease) from
     investment operations ..................       0.07         0.06        3.85        0.68        0.11         1.85       (0.89)
                                                --------     --------    --------    --------    --------     --------    --------
Dividends from net investment income ........      (0.07)       (0.25)      (0.26)      (0.23)      (0.13)       (0.39)      (0.45)
                                                --------     --------    --------    --------    --------     --------    --------
Net asset value, end of period ..............   $  13.60     $  13.60    $  13.79    $  10.20    $   9.75     $   9.77    $   8.31
                                                ========     ========    ========    ========    ========     ========    ========
Total investment return (1) .................       0.51%        0.49%      38.13%       7.05%       1.10%       22.73%      (9.35)%
                                                ========     ========    ========    ========    ========     ========    ========

Ratios/Supplemental data:
Net assets, end of period (000's) ...........   $  7,511     $ 19,484    $ 21,562    $ 21,071    $ 34,765     $ 37,554    $ 37,156
Expenses to average net assets, net of
     waivers from adviser ...................       2.38%*       2.35%       2.68%       2.69%       1.85%*       2.23%       2.33%
Expenses to average net assets, before
     waivers from adviser ...................       2.38%*       2.35%       2.68%       2.76%       2.20%*       2.23%       2.33%
Net investment income to average net assets,
     net of waivers from adviser ............       1.23%*       2.16%       2.05%       2.51%       3.51%*       4.37%       4.72%
Net investment income to average net assets,
     before waivers from adviser ............       1.23%*       2.16%       2.05%       2.44%       3.16%*       4.37%       4.72%
Portfolio turnover rate .....................         25%          21%         10%         41%         21%          30%         92%

----------
*     Annualized.

+     Commencement of issuance of shares.

@     Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER UTILITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     Class C
                                              ------------------------------------------------------------------------------------
                                                                                                For the
                                               For the Six               For the               Four Months           For the
                                              Months Ended             Years Ended                Ended            Years Ended
                                              September 30,              March 31,              March 31,          November 30,
                                                  1999       --------------------------------   ---------     --------------------
                                               (unaudited)     1999        1998        1997        1996         1995         1994
                                              ------------   --------    --------    --------    --------     --------    --------
Net asset value, beginning of period ........   $  13.58     $  13.78    $  10.20    $   9.75    $   9.77     $   8.31    $   9.65
                                                --------     --------    --------    --------    --------     --------    --------
Net investment income .......................       0.09@        0.28        0.23        0.25        0.12         0.40        0.42
Net realized and unrealized gains (losses)
     from investments .......................      (0.01)@      (0.22)       3.61        0.43       (0.01)        1.45       (1.31)
                                                --------     --------    --------    --------    --------     --------    --------
Net increase (decrease) from
     investment operations ..................       0.08         0.06        3.84        0.68        0.11         1.85       (0.89)
                                                --------     --------    --------    --------    --------     --------    --------
Dividends from net investment income ........      (0.10)       (0.26)      (0.26)      (0.23)      (0.13)       (0.39)      (0.45)
                                                --------     --------    --------    --------    --------     --------    --------
Net asset value, end of period ..............   $  13.56     $  13.58    $  13.78    $  10.20    $   9.75     $   9.77    $   8.31
                                                ========     ========    ========    ========    ========     ========    ========

Total investment return (1) .................       0.56%        0.44%      38.09%       7.06%       1.10%       22.71%      (9.36)%
                                                ========     ========    ========    ========    ========     ========    ========

Ratios/Supplemental data:
Net assets, end of period (000's) ...........   $  7,303     $  7,700    $  7,736    $  6,909    $ 11,072     $ 12,222    $ 13,922
Expenses to average net assets, net of
     waivers from adviser ...................       2.34%*       2.35%       2.68%       2.70%       1.85%*       2.24%       2.32%
Expenses to average net assets, before
     waivers from adviser ...................       2.34%*       2.35%       2.68%       2.76%       2.20%*       2.24%       2.32%
Net investment income to average net assets,
     net of waivers from adviser ............       1.25%*       2.13%       1.99%       2.51%       3.50%*       4.37%       4.69%
Net investment income to average net assets,
     before waivers from adviser ............       1.25%*       2.13%       1.99%       2.44%       3.15%*       4.37%       4.69%
Portfolio turnover rate .....................         25%          21%         10%         41%         21%          30%         92%

                                                            Class Y
                                                 ------------------------------
                                                  For the Six    For the Period
                                                 Months Ended     September 10
                                                 September 30,      1998+ to
                                                     1999           March 31,
                                                  (unaudited)         1999
                                                 -------------   --------------
Net asset value, beginning of period .........      $  13.55        $  12.55
                                                    --------        --------
Net investment income ........................          0.15@           0.24
Net realized and unrealized gains (losses)
     from investments ........................         (0.01)@          1.03
                                                    --------        --------
Net increase (decrease) from
     investment operations ...................          0.14            1.27
                                                    --------        --------
Dividends from net investment income .........         (0.16)          (0.27)
                                                    --------        --------
Net asset value, end of period ...............      $  13.53        $  13.55
                                                    ========        ========

Total investment return (1) ..................          1.04%          10.14%
                                                    ========        ========

Ratios/Supplemental data:
Net assets, end of period (000's) ............      $     87        $     40
Expenses to average net assets, net of
     waivers from adviser ....................          1.49%*          1.25%*
Expenses to average net assets, before
     waivers from adviser ....................          1.49%*          1.25%*
Net investment income to average net assets,
     net of waivers from adviser .............          2.36%*          2.57%*
Net investment income to average net assets,
     before waivers from adviser .............          2.36%*          2.57%*
Portfolio turnover rate ......................            25%             21%

----------
*     Annualized.

+     Commencement of issuance of shares.

@     Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

================================================================================

DIRECTORS/TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Julieanna M. Berry
Vice President

James F. Keegan
Vice President

Mark A. Tincher
Vice President

INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

The financial information included herein is taken from the records of the Funds without examination by independent auditors who do not express an opinion thereon.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 28 funds which encompass a diversified range of investment goals.

BOND FUNDS

o     High Income Fund

o     Investment Grade Income Fund

o     Low Duration U.S. Government Income Fund

o     Strategic Income Fund

o     U.S. Government Income Fund

TAX-FREE BOND FUNDS

o     California Tax-Free Income Fund

o     Municipal High Income Fund

o     National Tax-Free Income Fund

o     New York Tax-Free Income Fund

STOCK FUNDS

o     Financial Services Growth Fund

o     Growth Fund

o     Growth and Income Fund

o     Mid Cap Fund

o     Small Cap Fund

o     S&P 500 Index Fund

o     Strategy Fund

o     Tax-Managed Equity Fund

o     Utility Income Fund

ASSET ALLOCATION FUNDS

o     Balanced Fund

o     Tactical Allocation Fund

GLOBAL FUNDS

o     Asia Pacific Growth Fund

o     Emerging Markets Equity Fund

o     Global Equity Fund

o     Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

o     Aggressive Portfolio

o     Moderate Portfolio

o     Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

                                  PaineWebber
                    (Copyright) 1999 PaineWebber Incorporated
                                   Member SIPC
                              All rights reserved.


[GRAPHIC OMITTED] PaineWebber


                        ========================================================
                        FINANCIAL
                        SERVICES
                        GROWTH FUND INC.

                        UTILITY
                        INCOME FUND

                                                               SEMIANNUAL REPORT

                  SEPTEMBER 30, 1999

                            PART C.  OTHER INFORMATION
                            --------------------------


ITEM 15.  INDEMNIFICATION.
          ----------------

      Article Eleventh of the Articles of Incorporation provides that the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages to the maximum extent permitted by applicable law. Article Eleventh also provides that any repeal or modification of Article Eleventh or adoption, or modification of any other provision of the Articles or By-Laws inconsistent with Article Eleventh shall not adversely affect any limitation of liability of any director or officer of the Registrant with respect to any act or failure to act which occurred prior to such repeal, modification or adoption.

      Article Eleventh of the Articles of Incorporation and Section 10.01 of
Article X of the By-Laws provide that the Registrant shall indemnify and advance expenses to its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the fullest extent permitted by law.

      Section 10.02 of Article X of the By-Laws further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or out of his or her status as such whether or not the Registrant would have the power to indemnify him or her against such liability.

      Section 9 of the Investment Advisory and Administration Contract provides that Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Contract relates except for a loss resulting from willful misfeasance, bad faith or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 9 further provides that any person, even though also an officer, partner, employee or agent of Mitchell Hutchins, who may be or become an officer, director, employee or agent of Registrant shall be deemed, when rendering services to the Registrant or acting with respect to any business of the Registrant, to be rendering such service to or acting solely for the Registrant and not as an officer, partner, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

      Section 9 of each Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity within formation furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with each Distribution Contract.

      Section 9 of each Exclusive Dealer Agreement contains provisions similar to Section 9 of each Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 16.  EXHIBITS.
          ---------

(1)  Restated Articles of Incorporation 1/

(2)  Restated By-Laws 1/

(3)  Not applicable

(4) A copy of the form of the Plan of Reorganization and Termination is included in the Proxy Statement/Prospectus as Appendix A thereto, and is incorporated by reference

(5) Instruments defining the rights of holders of the registrant's common stock 2/

(6)  Investment Advisory and Administration Contract 1/

(7)  (a) Distribution Contract with respect to Class A shares 1/

     (b) Distribution Contract with respect to Class B shares 1/

     (c) Distribution Contract with respect to Class C shares 3/

     (d) Distribution Contract with respect to Class Y shares 3/

     (e) Exclusive Dealer Agreement with respect to Class A shares 1/

     (f) Exclusive Dealer Agreement with respect to Class B shares 1/

     (g) Exclusive Dealer Agreement with respect to Class C shares 3/

     (h) Exclusive Dealer Agreement with respect to Class Y shares 3/

(8)  Bonus, profit sharing of pension plans - none

(9)  Custodian Agreement 1/

(10) (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares 4/

     (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 4/

     (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 4/

(11) Opinion and Consent of counsel (filed herewith)

(12) (a) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with PaineWebber Utility Income Fund (to be filed)

     (b) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with PaineWebber Balanced Fund (to be filed)

(13) Transfer Agency Agreement 1/

(14) (a) Consent of PriceWaterhouseCoopers LLP (filed herewith)

     (b) Consent of Ernst & Young LLP (filed herewith)

(15) Financial statements omitted from prospectus - none

(16) Power of Attorney (included on the signature page of this registration statement)

(17) (a) Letter of investment intent 1/

     (b) Plan pursuant to Rule 18f-3 5/



-----------------------------

1/ Incorporated by reference from Post-Effective Amendment No. 34 to the registration statement, SEC File No. 33-2524, file June 29, 1998.

2/ Incorporated by reference from Articles Sixth, Seventh, Eighth, Eleventh and Twelfth of the Registrant's Restated Articles of Incorporation and from Articles II, VIII, X, XI and XII of the Registrant's Restated By-laws.

3/ Incorporated by reference from Post-Effective Amendment No. 28 to the registration statement, SEC File No. 33-2524, filed July 1, 1996.

4/ Incorporated by reference from Post-Effective Amendment No. 35 to the registration statement, SEC File No. 33-2524, filed November 23, 1998.

5/ Incorporated by reference from Post-Effective Amendment No. 30 to the registration statement, SEC File. No. 33-2524, filed September 20,1996.


Item 17.  Undertaking

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter with the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that , in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf by the registrant in the City of New York and State of New York, on the 10th day of March, 2000.



                              PAINEWEBBER MASTER SERIES, INC.


                              By:  /s/ Dianne E. O'Donnell
                                   -------------------------
                                   Dianne E. O'Donnell
                                   Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated. The undersigned hereby severally constitute and appoint Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor W. Gammon and Robert A Wittie, and each of them singly, our true and lawful attorneys, with full power to sign for each of us, and in each of our names and in the capacities indicated below, any and all amendments to this registration statement of PaineWebber Master Series, Inc., and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys to any and all amendments to said registration statement.

Siganture                          Title                            Date
---------                          -----                            ----

/s/ Margo N. Alexander             President and Director         March 10, 2000
---------------------------        (Chief Executive Officer)
Margo N. Alexander


/s/ E. Garrett Bewkes, Jr.         Director and Chairman          March 10, 2000
---------------------------        of the Board of Trustees
E. Garrett Bewkes, Jr.


/s/ Richard Q. Armstrong           Director                       March 10, 2000
---------------------------
Richard Q. Armstrong


/s/ Richard R. Burt                Director                       March 10, 2000
---------------------------
Richard R. Burt


/s/ Mary C. Farrell                Director                       March 10, 2000
---------------------------
Mary C. Farrell


/s/ Meyer Feldberg                 Director                       March 10, 2000
---------------------------
Meyer Feldberg


/s/ George W. Gowen                Director                       March 10, 2000
---------------------------
George W. Gowen


/s/ Frederic V. Malek              Director                       March 10, 2000
---------------------------
Frederic V. Malek


/s/ Carl W. Schafer                Director                       March 10, 2000
---------------------------
Carl W. Schafer


/s/ Brian M. Storms                Director                       March 10, 2000
---------------------------
Brian M. Storms


/s/ Paul H. Schubert               Vice President and Treasurer   March 10, 2000
---------------------------        (Chief Financial and Accounting
Paul H. Schubert                   Officer)

                         PAINEWEBBER MASTER SERIES, INC.

                                  EXHIBIT INDEX
                                  -------------


(4) A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered (filed herewith)

(12) (a) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with PaineWebber Utility Income Fund
          (to be filed)

     (b) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with PaineWebber Balanced Fund (to be filed)

(14) (a)  Consent of PriceWaterhouseCoopers LLP (filed herewith)

     (b)  Consent of Ernst & Young LLP (filed herewith)